UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2012

Date of reporting period:	10/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

THE TARGET PORTFOLIO TRUST®

ANNUAL REPORT • OCTOBER 31, 2012

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust portfolios’ securities are for the period covered by this report and are subject to change thereafter.

TARGET FUNDS and TARGET Portfolio Trust are distributed by Prudential Investment Management Services LLC, Newark, NJ, a Prudential Financial company and member of SIPC. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear TARGET Shareholder:

We hope you find the annual report for TARGET informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Whether you are looking for capital growth, current income, or a combination of both, the TARGET portfolios feature a wide range of strategies to suit a variety of investment needs.

TARGET is founded upon the belief that investment management talent is dispersed across a variety of firms and can be systematically identified through research. The managers for each portfolio are carefully chosen from among the leading institutional money managers and are monitored by our team of experienced investment management analysts. Of course, the future performance of the TARGET portfolios cannot be guaranteed.

Your selections among the TARGET portfolios can evolve as your needs change. Your financial professional can help you stay informed of important developments and assist you in determining whether you need to modify your investments.

Thank you for your continued confidence.

Sincerely,

Stuart S. Parker, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Large Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.57%; Class T, 0.82%. Net operating expenses: Class R, 1.32%; Class T, 0.82%, after contractual reduction through 2/28/2014.

Large Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.56%; Class T, 0.81%. Net operating expenses: Class R, 1.31%; Class T, 0.81%, after contractual reduction through 2/28/2014.

Small Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.67%; Class T, 0.92%. Net operating expenses: Class R, 1.42%; Class T, 0.92%, after contractual reduction through 2/28/2014.

Small Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.43%; Class T, 0.68%. Net operating expenses: Class R, 1.18%; Class T, 0.68%, after contractual reduction through 2/28/2014.

International Equity Portfolio:

Gross operating expenses: Class Q, 0.84%; Class R, 1.70%; Class T, 0.95%. Net operating expenses: Class Q, 0.84%; Class R, 1.45%; Class T, 0.95%, after contractual reduction through 2/28/2014.

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	8.41%	–9.58%	N/A	13.64% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	8.92	–7.29	77.77%	—
Russell 1000® Growth Index	13.02	10.11	99.40	—
S&P 500 Index	15.19	1.81	94.92	—
Lipper Large-Cap Growth Funds Avg.	10.12	–0.24	82.76	—

2	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	26.49%	–0.42%	N/A	2.76% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	27.08	0.07	7.38%	—
Russell 1000 Growth Index	29.19	3.24	8.41	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Large-Cap Growth Funds Avg.	27.19	1.40	7.34	—

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	8.41%	–1.99%	N/A	2.09% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	8.92	–1.50	5.92%	—

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	13.23%	–19.15%	N/A	–6.02% (8/22/06)
Large Capitalization Value Portfolio (Class T)	13.86	–17.08	86.40%	—
Russell 1000 Value Index	16.89	–4.91	103.14	—
S&P 500 Index	15.19	1.81	94.92	—
Lipper Large-Cap Value Funds Avg.	14.08	–7.03	87.30	—

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	26.19%	–4.01%	N/A	–0.92% (8/22/06)
Large Capitalization Value Portfolio (Class T)	26.84	–3.53	7.08%	—
Russell 1000 Value Index	30.92	–0.90	8.17	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Large-Cap Value Funds Avg.	27.74	–1.30	7.09	—

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	13.23%	–4.16%	N/A	–1.00% (8/22/06)
Large Capitalization Value Portfolio (Class T)	13.86	–3.68	6.43%	—

THE TARGET PORTFOLIO TRUST	3

Equity Portfolios’ Performance (continued)

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	5.38%	–15.80%	N/A	4.71% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	5.87	–13.74	64.44%	—
Russell 2000 Growth Index	9.70	7.25	151.39	—
Russell 2000 Index	12.08	6.11	149.75	—
Lipper Small-Cap Growth Funds Avg.	9.08	3.09	133.75	—

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	24.32%	–2.12%	N/A	1.32% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	24.97	–1.62	5.74%	—
Russell 2000 Growth Index	31.18	2.96	10.55	—
Russell 2000 Index	31.91	2.21	10.17	—
Lipper Small-Cap Growth Funds Avg.	29.05	1.87	9.57	—

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	5.38%	–3.38%	N/A	0.75% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	5.87	–2.91	5.10%	—

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	9.51%	12.08%	N/A	31.93% (8/22/06)
Small Capitalization Value Portfolio (Class T)	10.11	14.94	202.48%	—
Russell 2000 Value Index	14.47	4.45	145.10	—
Russell 2000 Index	12.08	6.11	149.75	—
Lipper Small-Cap Core Funds Avg.	10.44	5.41	144.96	—
Lipper Small-Cap Value Funds Avg.	11.69	8.52	156.96	—

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	25.45%	2.96%	N/A	4.77% (8/22/06)
Small Capitalization Value Portfolio (Class T)	26.08	3.48	12.11%	—
Russell 2000 Value Index	32.63	1.35	9.68	—
Russell 2000 Index	31.91	2.21	10.17	—
Lipper Small-Cap Core Funds Avg.	28.97	1.65	9.69	—
Lipper Small-Cap Value Funds Avg.	28.90	1.95	10.14	—

4	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	9.51%	2.31%	N/A	4.57% (8/22/06)
Small Capitalization Value Portfolio (Class T)	10.11	2.82	11.70%	—

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	5.60%	N/A	N/A	–6.68% (3/1/11)
International Equity Portfolio (Class R)	5.10	–28.39%	N/A	–0.09 (8/22/06)
International Equity Portfolio (Class T)	5.62	–26.58	102.16%	—
MSCI EAFE ND Index	4.61	–25.88	110.49	—
Lipper International Multi-Cap Core Funds Avg.	5.75	–25.70	104.80	—
Lipper Customized Blend Funds Avg.	5.79	–25.41	105.24	—

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	14.52%	N/A	N/A	–5.00% (3/1/11)
International Equity Portfolio (Class R)	13.94	–5.82%	N/A	–0.20 (8/22/06)
International Equity Portfolio (Class T)	14.55	–5.34	7.86%	—
MSCI EAFE ND Index	13.75	–5.24	8.20	—
Lipper International Multi-Cap Core Funds Avg.	14.60	–5.24	7.59	—
Lipper Customized Blend Funds Avg.	14.90	–5.12	7.69	—

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	5.60%	N/A	N/A	–4.05% (3/1/11)
International Equity Portfolio (Class R)	5.10	–6.46%	N/A	–0.01 (8/22/06)
International Equity Portfolio (Class T)	5.62	–5.99	7.29%	—

THE TARGET PORTFOLIO TRUST	5

Equity Portfolios’ Performance (continued)

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

6	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

THE TARGET PORTFOLIO TRUST	7

Equity Portfolios’ Performance (continued)

Small Capitalization Growth Portfolio

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

8	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

THE TARGET PORTFOLIO TRUST	9

Equity Portfolios’ Performance (continued)

International Equity Portfolio

The graph compares a $10,000 investment in the TARGET International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

10	THE TARGET PORTFOLIO TRUST

Benchmark Definitions

Lipper International Multi-Cap Core Funds Average

Lipper International Multi-Cap Core funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per- share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. The Lipper Customized Blend Funds Avg is utilized because PI believes that a blend of the two averages provides a more appropriate basis for Portfolio performance comparisons, although Lipper classifies the Portfolio in the Lipper International Multi-Cap Core Funds Universe.

Lipper Large-Cap Growth Funds Average

Lipper Large-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Value Funds Average

Lipper Large-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Small-Cap Growth Funds Average

Lipper Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P SmallCap 600 Index.

Lipper Small-Cap Core Funds Average

Lipper Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value, compared to the S&P SmallCap 600 Index.

Lipper Small-Cap Value Funds Average

Lipper Small-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, piece-to-book ratio, and a three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

THE TARGET PORTFOLIO TRUST	11

Equity Portfolios’ Performance (continued)

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios.

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Benchmark Inception Returns

Large Capitalization Growth Portfolio—Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 39.63% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/12 is 6.16% for Class R. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 23.53% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/12 is 3.85% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 28.67% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 4.77% for Class R.

Large Capitalization Value Portfolio—Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 11.01% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total return as of 9/30/12 is 1.81% for Class R. S&P 500 Index Closest Month-End to Inception

12	THE TARGET PORTFOLIO TRUST

cumulative total return as of 10/31/12 is 23.53% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/12 is 3.85% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 9.18% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 1.46% for Class R.

Small Capitalization Growth Portfolio—Russell 2000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 34.21% for Class R. Russell 2000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/12 is 5.50% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 23.64% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/12 is 3.92% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 31.86% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 5.02% for Class R.

Small Capitalization Value Portfolio—Russell 2000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 13.11% for Class R. Russell 2000 Value Index Month-End to Inception average annual total return as of 9/30/12 is 2.26% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 23.64% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/12 is 3.92% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 23.76% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 3.69% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 22.28% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception average annual total return as of 9/30/12 is 3.40% for Class R.

International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/12 are –7.77% for Class Q; –3.66% for Class R. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/12 are –8.53% for Class Q; –4.46% for Class R. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/12 are –7.70% for Class Q; –3.25% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/12 are –5.47% for Class Q; –0.82% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/12 are –7.62% for Class Q and –2.54% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception average annual total returns as of 9/30/12 are –5.38% for Class Q and –0.67% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for sales charges or taxes.

THE TARGET PORTFOLIO TRUST	13

Fixed Income Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Total Return Bond Portfolio:

Gross operating expenses: Class R, 1.38%; Class T, 0.63%. Net operating expenses: Class R, 1.13%; Class T, 0.63%, after contractual reduction through 2/28/2014.

Intermediate-Term Bond Portfolio:

Gross operating expenses: Class T, 0.66%. Net operating expenses: Class T, 0.66%.

Mortgage Backed Securities Portfolio:

Gross operating expenses: Class T, 0.93%. Net operating expenses: Class T, 0.93%.

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	7.33%	45.97%	N/A	56.14% (8/22/06)
Total Return Bond Portfolio (Class T)	8.01	49.94	94.09%	—
Barclays U.S. Aggregate Bond Index	5.25	36.25	69.10	—
Lipper Corporate Debt BBB-Rated Funds Avg.	10.07	43.59	93.42	—
Lipper Intermediate Investment-Grade Debt Funds Avg.	7.25	35.15	66.94	—

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	7.22%	7.97%	N/A	7.54% (8/22/06)
Total Return Bond Portfolio (Class T)	7.90	8.55	6.87%	—
Barclays U.S. Aggregate Bond Index	5.16	6.53	5.32	—
Lipper Corporate Debt BBB-Rated Funds Avg.	10.70	7.41	6.50	—
Lipper Intermediate Investment-Grade Debt Funds Avg.	7.51	6.20	5.08	—

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	7.33%	7.86%	N/A	7.46% (8/22/06)
Total Return Bond Portfolio (Class T)	8.01	8.44	6.86%	—

14	THE TARGET PORTFOLIO TRUST

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	8.13%	48.93%	83.48%
Barclays Intermediate Govt./Credit Bond Index	4.24	31.23	60.04
Lipper Intermediate Investment-Grade Debt Funds Avg.	7.25	35.15	66.94

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	8.28%	8.28%	6.23%
Barclays Intermediate Govt./Credit Bond Index	4.40	5.71	4.76
Lipper Intermediate Investment-Grade Debt Funds Avg.	7.51	6.20	5.08

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	8.13%	8.29%	6.26%

	Cumulative Total Returns as of 10/31/12
	One Year	Five Years	Ten Years
Mortgage Backed Securities Portfolio (Class T)	4.64%	42.98%	68.87%
Barclays Mortgage-Backed Securities Index	3.54	34.46	65.75
Citigroup Mortgage-Backed Securities Index	3.56	34.92	66.60
Lipper U.S. Mortgage Funds Avg.	4.86	30.52	53.58

	Average Annual Total Returns as of 9/30/12
	One Year	Five Years	Ten Years
Mortgage Backed Securities Portfolio (Class T)	4.57%	7.61%	5.43%
Barclays Mortgage-Backed Securities Index	3.71	6.35	5.24
Citigroup Mortgage-Backed Securities Index	3.76	6.42	5.30
Lipper U.S. Mortgage Funds Avg.	4.97	5.57	4.35

	Average Annual Total Returns as of 10/31/12
	One Year	Five Years	Ten Years
Mortgage Backed Securities Portfolio (Class T)	4.64%	7.41%	5.38%

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST	15

Fixed Income Portfolios’ Performance (continued)

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

Growth of a $10,000 Investment

Total Return Bond Portfolio

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio (Class T) with a similar investment in the Barclays U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

16	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Barclays Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

THE TARGET PORTFOLIO TRUST	17

Fixed Income Portfolios’ Performance (continued)

Mortgage Backed Securities Portfolio

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio (Class T) with a similar investment in the Barclays Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

18	THE TARGET PORTFOLIO TRUST

Benchmark Definitions

Barclays Intermediate Government/Credit Bond Index

The Barclays Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad indication of how intermediate-term bonds have performed.

Barclays Mortgage-Backed Securities Index

The Barclays Mortgage-Backed Securities Index is an unmanaged, market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed.

Citigroup Mortgage-Backed Securities Index

The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. It gives a broad indication of how mortgage-backed securities have performed.

Lipper Corporate Debt BBB-Rated Funds Average

Lipper Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades.

Lipper Intermediate Investment-Grade Debt Funds Average

Lipper Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

Lipper U.S. Mortgage Funds Average

Lipper U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Benchmark Inception Returns

Total Return Bond Portfolio—Barclays U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 45.80% for Class R. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return as of 9/30/12 is 6.36% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 53.45% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 7.04% for Class R. Lipper Intermediate Investment-Grade Debt Funds Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 43.21% for Class R. Lipper Intermediate Investment-Grade Debt Funds Average Closest Month-End to Inception average annual total return as of 9/30/12 is 5.95% for Class R.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for sales charges or taxes.

THE TARGET PORTFOLIO TRUST	19

Strategy and Performance Overview

Large Capitalization Growth Portfolio

The Large Capitalization Growth Portfolio’s Class T shares returned 8.92% for the 12-month period ended October 31, 2012, which substantially trailed the 13.02% return of its benchmark, the Russell 1000 Growth Index (the Index) and fell below the 10.12% return of the Lipper Large Cap Growth Funds average.

The Large Capitalization Growth Portfolio uses a multi-manager approach, seeking to maximize returns by diversifying Portfolio performance across manager style and by combining complementary approaches. The Portfolio was managed during the fiscal year by Marsico Capital Management, LLC and MFS Investment Management. Marsico Capital Management, LLC (Marsico), a traditional large-cap growth manager, constructs a relatively concentrated portfolio using an active top-down, bottom-up approach to investing. MFS Investment Management (MFS) follows a more diversified strategy that takes a traditional approach to capture forward-looking earnings and rate of growth, that investors generally miss and/or underestimate. Effective November 2, 2012, Brown Advisory, LLC was added to the Portfolio as a co-manager.

U.S. large-cap stock markets provided a strong return over the reporting period, but the Index both rose and fell more than its value counterpart and provided a somewhat lower 12-month return. During the first half of the period, actions of the U.S. Federal Reserve and the European Central Bank, coupled with healthier global economic conditions, moved stock markets upwards. However, in the latter part of the period, broadly weaker global economic indicators, as well as renewed concerns over the euro zone’s capacity and determination to address its ongoing crisis, brought weaker markets. Nonetheless, equity markets generally maintained their gains.

•

The Portfolio’s stock selection was the primary detractor from its performance relative to the Index, particularly holdings in the information technology, consumer staples and healthcare sectors. On the positive side, positions in the consumer discretionary and financials sectors performed strongly.

•

Style factors slightly detracted from relative results. The Portfolio’s overexposure relative to the Index to stocks with above-average price volatility and underexposure to companies that had high debt ratios hurt its relative performance. However, the Portfolio benefited from its overexposure to firms whose share prices had recently been strong (momentum).

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The Large Capitalization Value Portfolio’s Class T shares returned 13.86% for the 12-month reporting period ended October 31, 2012, trailing the 16.89% return of its benchmark, the Russell 1000® Value Index (the Index), and slightly underperforming the 14.08% return of the Lipper Large-Cap Value Funds Average.

The Portfolio was managed during the fiscal year by NFJ Investment Group LLC (NFJ), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), Eaton Vance Management (Eaton Vance), and Epoch Investment Partners, Inc. (Epoch). Effective July 19, 2012, Epoch replaced Eaton Vance as a co-manager to the Portfolio. NFJ follows a disciplined deep-value investment strategy, based on research that has shown that portfolios of low price-to-earnings (P/E) stocks have substantially outperformed market indexes throughout all capitalization levels over extended periods. The managers use an elaborate screening process to identify the lowest-valued stocks within an industry based on their P/E ratio. Hotchkis and Wiley uses a value-oriented investment style and a bottom-up approach to security selection, primarily investing in above-market yielding securities. Its investment team seeks to identify companies with strong cash flow, improving profit margins, sustainability of projected growth, and competitive/strategic positioning within their industries.

In contrast, Eaton Vance’s portion of the overall portfolio followed a relative value or “growthier” investment style. The Portfolio manager evaluated traditional measures of value, overall business health, and changes in business momentum to capture market inefficiencies in the universe of large capitalization companies. Eaton Vance focused on companies that exhibited strong business franchises with attractive earnings-per share (EPS) ratios and dividend growth potential. In July 2012, Epoch replaced Eaton Vance due both to its stand-alone strength and to the way its style complements that of the other two managers. Epoch’s flexible approach to investing is between core and relative value, with a risk profile generally similar to the Index and to Lipper Large Cap Value peers. It provides a good balance to the deep-value styles of NFJ and Hotchkis and Wiley.

U.S. large-cap stock markets provided a strong return over the reporting period, with the Index both rising and falling less, and providing a stronger 12-month return, than its growth counterpart. Financials, the Index’s largest sector with about a quarter of its market value, provided one of the Index’s higher returns, trailing only the very strong consumer discretionary and telecommunications services sectors. Overall sector

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	21

Strategy and Performance Overview (continued)

returns were varied, but strong, with the only negative total return by technology. The other large positive contributor to the Index total return was the healthcare sector.

•

All four of the managers underperformed the Index, but NFJ had the largest negative impact, primarily during the first quarter of 2012. That quarter was characterized by a “risk-on” rally, when investors were optimistic and pushed up the prices of more volatile stocks. This hurt NFJ because it emphasizes stocks with higher dividend yields and lower volatility.

•	Sector selection was the primary driver of underperformance. All of the managers were overweight in the technology sector compared with the Index, and its negative return hurt their returns.

•	Stock selection by the managers also broadly hurt results, with the Portfolio trailing the Index in the technology, consumer discretionary, industrials, energy, and financials sectors.

•	Neither investment style factors nor the use of derivatives had a significant impact on returns.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

22	THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

The Small Capitalization Growth Portfolio’s Class T shares rose 5.87% for the 12-month reporting period ended October 31, 2012, substantially trailing the 9.70% gain of the Russell 2000® Growth Index (the Index), and the 9.08% return of the Lipper Small-Cap Growth Funds Average.

The Portfolio was managed by Eagle Asset Management (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald) during the reporting period. Effective January 18, 2012, Emerald was added to the Portfolio as a co-manager. The Portfolio employs a multi-manager approach combining complementary strategies to help manage risk and reduce volatility. Eagle describes its traditional growth investment process as “rapid growth at a reasonable price.” It seeks companies with accelerating and sustainable earnings growth, a positive catalyst, a high or expanding return on equity, and a credible and competent management team. Emerald’s philosophy looks to take advantage of market inefficiencies due to lack of coverage by street analysts. It has deep resources and an intense focus on small cap growth investing, and so can cover the full range of industries and sectors. Its risk profile tends to be in line with that of the Index, but can fluctuate from time to time while not compromising its overall risk-return attractiveness.

During the reporting period, the overall direction of small-cap growth stock performance was similar to that of small-cap value stocks, as the broad market was driven by significant economic and political influences, but the overall return was lower. The strong performance of its relatively large healthcare, consumer discretionary, and industrials sectors drove the Index return, while its largest sector, information technology, had a more modest positive return and its energy and utilities sectors declined in value.

•

A few overweighted electrical components companies are in the industrials sectors. Electronic equipment and instruments companies are in the tech sector - they also detracted from electrical components and equipment firms that were poor performers in the technology sector and a consumer finance position in the financials sector were the primary detractors from the Portfolio’s performance compared with the Index. The slight overall underweight in more economically sensitive sectors such as industrials and financials also hurt relative performance as the Portfolio was underweight in some financial services industries that did well within the index during this period. The Portfolio had favored industries Eagle thought had better long-term prospects.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	23

Strategy and Performance Overview (continued)

•	Certain healthcare technology and biotechnology holdings performed relatively poorly because of concerns about the impact of the election on health funding.

•

On the positive side, the Portfolio’s holdings in the energy sector posted meaningful positive results, despite the Index sector’s substantial decline. Positions in specialty retail, food and staples retailing, and semiconductor equipment also outperformed the Index positions.

•

Most of the underperformance can be attributed to Eagle, which was the sole manager through mid-January, 2012. It trailed the Index and peer median in the fourth quarter of 2011 and the second quarter of 2012. Although Emerald also underperformed in the second quarter of 2012, its overall contribution to the Portfolio’s performance was positive.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

24	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The Small Capitalization Value Portfolio’s Class T shares gained 10.11% for the 12-month reporting period ended October 31, 2012, which substantially trailed the 14.47% return of its benchmark, the Russell 2000® Value Index (the Index), and the 11.69% return of the Lipper Small-Cap Value Funds Average, but was essentially in line with the 10.44% return of the Lipper Small-Cap Core Funds Average.

Small companies may respond to economic trends differently from one another because, for example, some may occupy specific niches in which they are immune to economic cycles. Also, some inexpensive stocks may not be followed closely by analysts. Factors such as these mean that small-cap investment managers can benefit from informational inefficiencies in the market, and that research is critical. This is why the Portfolio selects several managers on the basis of their various experience and research capabilities. As managers reach their capacity limits, new asset managers may be added. EARNEST Partners, LLC; Lee Munder Capital Group LLC; J.P. Morgan Investment Management, Inc. (J.P. Morgan); NFJ Investment Group LLC (NFJ); and Vaughan Nelson Investment Management, LP co-managed the Portfolio during this reporting period.

The overall direction of small-cap value stock performance was similar to that of small-cap growth stocks over the twelve months ended October 31, 2012, as the broad market was driven by significant economic and political influences. However, the overall return for value investing in this market was higher. It was driven by the above-20% return of the financials sector, which makes up more than a third of the Index. The consumer discretionary, materials, healthcare, and industrials sectors also had strong returns. However, the negative returns of the energy and information technology sectors offset some of the gains.

•

The Portfolio’s performance relative to the Index was hurt by lower exposure to value characteristics and to stocks of companies with high debt. In addition, the Portfolio’s holdings tended to have larger market capitalization (a greater value of total outstanding stock) than the Index, which was not favored in this market. On the positive side, the Portfolio benefited from having greater exposure to stocks with high price momentum.

•	An underweight in the financials sector compared with the Index hurt relative performance, although the impact was partially offset by the Portfolio’s overweight in the industrials sector.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	25

Strategy and Performance Overview (continued)

•

The managers’ selection of individual positions apart from these factors also reduced the Portfolio’s relative performance, particularly in the financials and information technology sectors. The impact was mitigated by good selection within the healthcare sector.

•	J.P. Morgan was the only manager to outperform the Index. NFJ was the biggest detractor from relative performance.

•

The J.P. Morgan portion of the Portfolio took a small position in Russell 2000 futures (a form of derivative) to hedge its cash position, which helped manage cash flows and general market exposure. This had very little impact on Portfolio results during this reporting period. J.P. Morgan’s sole purpose for using these futures was to maintain full exposure to the overall market and not to increase leverage or take a short-term position on market movements.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

26	THE TARGET PORTFOLIO TRUST

International Equity Portfolio

The International Equity Portfolio’s Class T shares returned 5.62% for the 12-month reporting period ended October 31, 2012, outperforming the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) (the Index), which gained 4.61%. The Class T shares slightly underperformed the 5.75% gain of the Lipper International Multi-Cap Core Funds Average and the 5.79% return of the Lipper Customized Blend Funds Average.

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Portfolio, which combines the distinct approaches of LSV international value (deep value) and Thornburg international (core/relative value). LSV’s active quantitative strategy is based on research in value investing and behavioral finance. It believes that superior investment performance can be achieved by exploiting investor biases such as a tendency to extrapolate the past too far into the future, wrongly equating a good company with a good investment irrespective of price, ignoring statistical evidence, and developing a “mindset” about a firm. LSV’s approach is based purely on quantitative modeling of the markets, rather than traditional analysis of individual companies, to identify stocks with the potential for price increases in the near future. It does not use derivatives to manage its portion of the Portfolio.

Thornburg seeks companies trading at a discount to what it believes are their intrinsic value, even if the firms would be considered growth stocks by conventional analysis. It uses quantitative selection screens to identify stocks that are attractively valued relative to their peers on metrics such as price/earnings, price/ forward earnings, and price to cash/flow, or that are poised for improvement in business fundamentals such as earnings surprises or earnings revisions. Then, Thornburg intensively studies the business fundamentals of these firms, as well as those of many firms not first identified by the screen. Thornburg evaluates the need for currency hedging on a stock-by-stock basis, considering each company’s vulnerability. It uses forward contracts (a form of derivative) to hedge where it believes there is a significant risk of major adverse currency movement. Overall, foreign exchange hedging had a negligible effect on the Portfolio for the period.

Over this reporting period, international equity markets were concerned about economic slowdowns in both Europe and China, as well as the consequences of several countries’ euro-denominated debt. European markets fluctuated along with

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	27

Strategy and Performance Overview (continued)

investors’ views of the prospects of a solution to euro-zone imbalances and debt. Between mid-March and the end of May, there was a substantial decline, but the overall return for the period was moderately positive, even for the euro zone. Japan, on the other hand, finished the period slightly in the red, as it continued to suffer from the impact of the tsunami as well as from anemic economic growth. Overall, the healthcare and consumer staples sectors performed better than average, while technology and telecommunications services underperformed, and neither growth nor value investing styles performed significantly better than the other.

•

The Portfolio outperformed the Index due to its greater or lesser exposure compared with the Index to particular countries, including positions in several not included in the Index at all, and to its sector weightings. It underweighted Japanese stocks and selected well among European markets, being overweight compared with the Index in Germany and Denmark and consistently underweight in Greece, Spain, and Portugal. Allocations to emerging markets countries also contributed, despite the mixed performance of the group. Positions in both China and Mexico were particularly beneficial. Favorable sector allocation decisions included underweights in the materials and utilities sectors and an overweight in healthcare.

•

Both LSV’s and Thornburg’s portions of the Portfolio outperformed the Index. LSV outperformed largely due to favorable stock selection in Japan and the United Kingdom. Its quantitative model led to positions in a significant number of outperforming stocks not represented within the Index, and away from many of its worst performing constituents, particularly several poor-performing Japanese technology and consumer discretionary stocks. The Thornburg portion outperformed on the strength of its country and sector allocations, particularly an average underweight in Japan of more than 10% compared with the Index weighting. It also benefited from allocations to China and Mexico and from an overweight in Germany. Its decision to underweight the materials, telecommunications, and utilities sectors proved profitable, while its overweight in the information technology sector was the largest detractor from its relative return. Thornburg’s selection of individual stocks, after accounting for its country and sector weightings, detracted broadly from its performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

28	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio

The Total Return Bond Portfolio’s Class T shares gained 8.01% for the 12-month reporting period ended October 31, 2012, outperforming the 5.25% gain of the Barclays U.S. Aggregate Bond Index (the Index) and the 7.25% gain of the Lipper Intermediate Investment-Grade Debt Funds Average. However, the Portfolio’s Class T shares lagged the 10.07% advance of the Lipper Corporate Debt BBB-Rated Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

Market volatility intensified during the one-year reporting period, exacerbated by a number of diverse and interrelated events. In response, investors oscillated between being either “risk on” or “risk off,” further amplifying overall market volatility.

•	Several positive developments regarding the housing market in the U.S. and better-than-expected automobile and manufacturing outputs pointed to signs of modest improvement for the U.S. economy.

•

That said, concerns remained regarding the nation’s high level of unemployment and the looming fiscal cliff in January 2013, when several critical tax measures are set to expire and sequestration—or forced, across-the-board spending cuts—would take effect in the absence of a Congressional agreement to the contrary.

•

As anticipated by many investors, the Federal Reserve (the Fed) implemented a third round of quantitative easing (QE3) in September to offset weak employment data and below-target inflation. In this new bond-buying program, the Fed announced it would purchase an additional $40 billion of agency mortgage-backed securities per month.

•

The European sovereign debt crisis remained a major driver of investor sentiment during the period. Speculation around the risk of a Greek exit from the euro increased concerns over the potential for systemic contagion to the rest of the region, the global banking system, and the global economy. As a result, the European Central Bank initiated a number of efforts to stabilize the European banking system, including a long-term debt refinancing operation, lending over one trillion euros to European banks, and Outright Monetary Transactions (OMT), which entail unlimited, but conditional, purchases of euro zone government bonds.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	29

Strategy and Performance Overview (continued)

•

These measures led to a decline in the yields of Italian and Spanish sovereign bonds. However, European countries continued to struggle with implementing the necessary austerity measures and continued to face weak growth.

The following is a summary of the main factors that contributed to and detracted from the performance of the Portfolio relative to its benchmark for the fiscal year:

•	Tactical duration positioning in the U.S. added to returns for most of the year. Duration measures a fund’s sensitivity to changes in the level of interest rates.

•	However, these benefits were more than offset by the Portfolio’s underweight to the long end of the yield curve, as the rates declined more on the long-end versus shorter maturities.

•

An overweight to agency mortgages during most of the year bolstered relative performance, as the mortgage sector outperformed like-duration Treasuries. Additionally, modest exposure to non-agency mortgages added to returns, as prices rose in this sector.

•	Within the credit sector, a focus on financials lifted returns, as the sector outperformed the broader corporate sector.

•	Modest duration exposure in non-U.S., developed countries, particularly Australia, bolstered performance, as yields fell in these countries.

•	Exposure to emerging markets through local rates in Brazil, implemented via interest rate swaps, aided results, as rates fell in that country.

•	An allocation to Build America Bonds (BABs) also benefited the Portfolio’s results, as investors continued to seek higher-yielding assets, which led these securities to outperform.

•	Modest currency exposure to emerging markets, particularly the Indian rupee, was slightly negative for performance, as most of these currencies depreciated versus the U.S. dollar.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

30	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

The Intermediate-Term Bond Portfolio’s Class T shares gained 8.13% for the 12-month reporting period ended October 31, 2012, outperforming the 4.24% gain of the Barclays Intermediate Government/Credit Index (the Index). The Portfolio’s Class T shares also outperformed the 7.25% gain of the Lipper Intermediate Investment-Grade Debt Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

Market volatility intensified during the one-year reporting period, exacerbated by a number of diverse and interrelated events. In response, investors oscillated between being either “risk on” or “risk off,” further amplifying overall market volatility.

•	Several positive developments regarding the housing market in the U.S. and better-than-expected automobile and manufacturing outputs pointed to signs of modest improvement for the U.S. economy.

•

That said, concerns remained regarding the nation’s high level of unemployment and the looming fiscal cliff in January 2013, when several critical tax measures are set to expire and sequestration—or forced, across-the-board spending cuts—would take effect in the absence of a Congressional agreement to the contrary.

•

As anticipated by many investors, the Federal Reserve (the Fed) implemented a third round of quantitative easing (QE3) in September to offset weak employment data and below-target inflation. In this new bond-buying program, the Fed announced it would purchase an additional $40 billion of agency mortgage-backed securities per month.

•

The European sovereign debt crisis remained a major driver of investor sentiment during the period. Speculation around the risk of a Greek exit from the euro increased concerns over the potential for systemic contagion to the rest of the region, the global banking system, and the global economy. As a result, the European Central Bank initiated a number of efforts to stabilize the European banking system, including a long-term debt refinancing operation, lending over one trillion euros to European banks, and Outright Monetary Transactions (OMT), which entail unlimited, but conditional, purchases of euro zone government bonds.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	31

Strategy and Performance Overview (continued)

•

These measures led to a decline in the yields of Italian and Spanish sovereign bonds. However, European countries continued to struggle with implementing the necessary austerity measures and continued to face weak growth.

The following is a summary of the main factors that contributed to and detracted from the performance of the Portfolio relative to its benchmark for the fiscal year:

•

Tactical duration positioning in the U.S. added to returns, as 10-year Treasury yields declined 42 basis points during the year. Duration measures a fund’s sensitivity to changes in the level of interest rates.

•

Modest exposure to agency mortgages during the year was positive for performance, as the mortgage sector outperformed like-duration Treasuries. Additionally, holdings of non-agency mortgages also added to returns, as prices rose in this sector.

•	Within the credit sector, a focus on financials lifted returns, as the sector outperformed the broader corporate sector.

•	Modest duration exposure in non-U.S., developed countries, particularly Australia, bolstered performance, as yields fell in these countries.

•	Exposure to emerging markets through local rates in Brazil, implemented via interest rate swaps, aided results, as rates fell in that country.

•	An allocation to Build America Bonds (BABs) added to returns, as investors continued to seek higher-yielding assets, which led these securities to outperform.

•	Modest currency exposure to emerging markets, particularly the Indian rupee, was negative for performance, as most of these currencies depreciated versus the U.S. dollar.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

32	THE TARGET PORTFOLIO TRUST

Mortgage Backed Securities Portfolio

The Mortgage Backed Securities Portfolio’s Class T shares gained 4.64% for the 12-month reporting period ended October 31, 2012, outperforming the 3.54% gain of the Barclays U.S. Mortgage Backed Securities Index (the Index). The Portfolio modestly underperformed the 4.86% return of the Lipper U.S. Mortgage Funds Average. The Portfolio is managed by Wellington Management Company, LLP (Wellington Management).

Mortgage rates declined during the period and were flirting with all-time lows by the end of October 2012. Falling rates gave rise to concerns that a large volume of mortgage refinancings could trigger a wave of prepayments on mortgage-backed securities. However, although refinancing activity was healthy, particularly in the second half of the period, prepayments were slower than expected, as the availability of mortgage credit remained constrained and underwriting standards remained high, making it difficult for homeowners to refinance their loans.

An important driver of the Portfolio’s outperformance versus the Index was exposure to collateralized mortgage obligations (CMOs), which are created from pools of mortgage-backed securities of federal agencies and government-sponsored entities. Within this asset class, the managers particularly favored interest only (IO) and inverse IO bonds. CMOs are not included in the index.

•

As their name implies, IO bonds do not receive principal payments from the underlying mortgages. Inverse IO securities have coupon payments that move inversely to a short-term floating rate. Reduced prepayments and low interest rate volatility continued to benefit inverse IOs, making them one of the primary contributors to performance versus the Index.

•

Strong security selection within mortgage pass-through securities also contributed to relative performance. In particular, the Portfolio benefited from its selection within the 30-year bonds of Ginnie Mae. A “barbell” coupon positioning, consisting of overweighting lower and higher coupons and underweighting the middle of the coupon stack, bolstered relative performance and maintained the Portfolio’s focus on securities that were least likely to prepay.

•	Exposure to non-agency residential mortgage-backed securities (RMBS) was another factor aiding relative results. The Portfolio was positioned in bonds

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	33

Strategy and Performance Overview (continued)

where the Portfolio managers believed market prices did not reflect the fundamental value of the assets. Non-agency RMBS rallied during the period amid strong demand driven by improved credit conditions and negative net supply. Although the sector approached fair value, there were still attractive opportunities, in the Portfolio managers’ view. Long-term technical factors were also supportive, with approximately $125-$175 billion in annual net paydowns of the underlying mortgages. Based on current valuations and stable to improving fundamentals, the Portfolio managers believed non-agency RMBS remained well-positioned to benefit from even a modest housing recovery.

•	The Portfolio further benefited from an allocation to commercial mortgage-backed securities (CMBS). CMBS outperformed during the period, boosted by limited supply and strong investor demand.

•	While security selection within Ginnie Mae securities lifted the Portfolio’s performance versus the Index, an overweight allocation to this sector detracted.

•

The Portfolio’s tilt toward Ginnie Maes over conventional mortgage-backed securities was based on the Portfolio managers’ belief that these securities would outperform due to demand from overseas investors, and the fact that Ginnie Maes, unlike conventionals, are backed by the full faith and credit of the U.S. government. That said, while the Portfolio remained overweight Ginnie Maes at period end, the Portfolio managers reduced exposure here following this group’s strong performance in the last year.

•	Additionally, exposure to Fannie Mae multifamily issues detracted, and a stake in Fannie Mae Delegated Underwriting and Servicing (DUS) bonds had a slightly negative impact.

•

During the reporting period, the Portfolio used interest rate swaps and interest rate futures to tactically manage exposure to interest rate risk. These strategies contributed positively to the Portfolio’s performance versus the Index.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

34	THE TARGET PORTFOLIO TRUST

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before

THE TARGET PORTFOLIO TRUST	35

Fees and Expenses (continued)

expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$961.40	1.29%	$6.36
Hypothetical	$1,000.00	$1,018.65	1.29%	$6.55
Class T
Actual	$1,000.00	$963.70	0.79%	$3.90
Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01

Large Capitalization Value Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,022.20	1.29%	$6.56
Hypothetical	$1,000.00	$1,018.65	1.29%	$6.55
Class T
Actual	$1,000.00	$1,024.90	0.79%	$4.02
Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01

36	THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$956.20	1.41%	$6.93
Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
Class T
Actual	$1,000.00	$958.10	0.91%	$4.48
Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62

Small Capitalization Value Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$993.40	1.23%	$6.16
Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24
Class T
Actual	$1,000.00	$996.30	0.73%	$3.66
Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71

International Equity Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class Q
Actual	$1,000.00	$1,020.60	0.84%	$4.27
Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
Class R
Actual	$1,000.00	$1,017.90	1.40%	$7.10
Hypothetical	$1,000.00	$1,018.10	1.40%	$7.10
Class T
Actual	$1,000.00	$1,020.60	0.90%	$4.57
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

THE TARGET PORTFOLIO TRUST	37

Fees and Expenses (continued)

Total Return Bond Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,037.70	1.12%	$5.74
Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69
Class T
Actual	$1,000.00	$1,040.00	0.62%	$3.18
Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

Intermediate-Term Bond Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,040.30	0.63%	$3.23
Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20

Mortgage Backed Securities Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,019.50	0.90%	$4.57
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended October 31, 2012 (to reflect the six-month period).

38	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—96.4%

	COMMON STOCKS—95.9%

	Auto Parts and Equipment—0.4%
5,039	Borgwarner, Inc.*	$331,667
19,430	Johnson Controls, Inc.	500,322

		831,989

	Beverages—1.2%
17,016	Anheuser-Busch InBev NV, ADR (Belgium)	1,425,941
30,186	Diageo PLC (United Kingdom)	862,708
2,357	Pernod-Ricard SA (France)	253,657

		2,542,306

	Biotechnology—5.0%
8,600	Alexion Pharmaceuticals, Inc.*(a)	777,268
39,454	Biogen Idec, Inc.*	5,453,332
11,240	Celgene Corp.*	824,117
51,103	Gilead Sciences, Inc.*	3,432,077

		10,486,794

	Broadcasting—0.4%
13,700	Discovery Communications, Inc. (Class A Stock)*	808,574

	Business Services—0.8%
3,587	MasterCard, Inc. (Class A Stock)	1,653,356

	Chemicals—3.4%
10,130	Airgas, Inc.	901,266
33,615	Lyondellbasell Industries NV (Netherlands)	1,794,705
43,827	Monsanto Co.	3,772,190
6,905	Praxair, Inc.	733,380

		7,201,541

	Commercial Banks—1.8%
113,264	U.S. Bancorp	3,761,497

	Commercial Services—0.7%
9,330	FleetCor Technologies, Inc.*	442,335
19,720	Verisk Analytics, Inc. (Class A Stock)*	1,005,720

		1,448,055

	Computer Hardware—5.4%
18,980	Apple, Inc.	11,294,998

	Computer Services & Software—2.3%
18,629	Accenture PLC (Class A Stock) (Ireland)	1,255,781
5,866	Amazon.com, Inc.*	1,365,722

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	39

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computer Services & Software (continued)
20,289	Cognizant Technology Solutions Corp. (Class A Stock)*	$1,352,262
12,720	Parametric Technology Corp.*	256,690
4,431	salesforce.com, Inc.*	646,837

		4,877,292

	Computers & Peripherals—1.5%
130,402	EMC Corp.*	3,184,417

	Cosmetics & Toiletries—0.9%
31,831	Estee Lauder Cos., Inc. (The) (Class A Stock)	1,961,426

	Distribution/Wholesale—1.3%
11,680	LKQ Corp.*	243,995
12,696	W.W. Grainger, Inc.	2,557,102

		2,801,097

	Diversified Financial Services—0.7%
6,946	Affiliated Managers Group, Inc.*	878,669
3,015	BlackRock, Inc.	571,885

		1,450,554

	Electronic Components & Equipment—0.1%
6,780	AMETEK, Inc.	241,029

	Engineering/Construction—0.2%
6,310	Fluor Corp.	352,414

	Entertainment & Leisure—0.8%
22,430	Las Vegas Sands Corp.	1,041,649
6,893	Polaris Industries, Inc.	582,459

		1,624,108

	Financial—Bank & Trust—2.1%
130,467	Wells Fargo & Co.	4,395,433

	Financial Services—2.7%
41,484	Visa, Inc. (Class A Stock)	5,756,320

	Food—1.1%
5,730	Danone (France)	352,221
25,595	Mead Johnson Nutrition Co.	1,578,188
18,060	Mondelez International, Inc. (Class A Stock)	479,312

		2,409,721

	Hand/Machine Tools—0.4%
10,700	Stanley Black & Decker, Inc.	741,510

See Notes to Financial Statements.

40	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Healthcare Products—1.4%
3,650	Cooper Cos., Inc. (The)	$350,327
23,494	Covidien PLC (Ireland)	1,290,995
2,575	Intuitive Surgical, Inc.*	1,396,217

		3,037,539

	Holding Companies—Diversified—0.2%
2,766	LVMH Moet Hennessy Louis Vuitton SA (France)	449,575

	Hotels, Restaurants & Leisure—4.1%
23,116	McDonald’s Corp.	2,006,469
58,690	Starwood Hotels & Resorts Worldwide, Inc.	3,043,076
30,027	Wynn Resorts Ltd.	3,635,069

		8,684,614

	Insurance—0.1%
3,280	ACE Ltd. (Switzerland)	257,972

	Internet—2.0%
10,860	Baidu, Inc., ADR (Cayman Islands)*	1,157,893
6,834	Equinix, Inc.*	1,232,922
14,284	LinkedIn Corp. (Class A Stock)*	1,527,388
4,050	Rackspace Hosting, Inc.*(a)	257,945

		4,176,148

	Internet Software & Services—4.8%
44,977	eBay, Inc.*	2,171,939
5,893	Google, Inc. (Class A Stock)*	4,005,885
21,120	Oracle Corp.	655,776
5,661	priceline.com, Inc.*	3,248,112
2,790	VeriSign, Inc.*(a)	103,425

		10,185,137

	Investment Company—0.6%
1,674,000	Hutchison Port Holdings Trust (Singapore)	1,305,720

	Machinery & Equipment—0.3%
10,309	Joy Global, Inc.	643,797

	Media—5.0%
90,413	CBS Corp. (Class B Stock)	2,929,381
38,748	Comcast Corp. (Special Class A Stock)	1,411,977
36,086	Liberty Global, Inc. (Class A Stock)*	2,166,243
62,360	News Corp. (Class A Stock)	1,491,651
6,540	Time Warner Cable, Inc.	648,179
20,350	Viacom, Inc. (Class B Stock)	1,043,345
17,460	Walt Disney Co. (The)(a)	856,762

		10,547,538

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	41

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Medical Equipment—0.8%
26,027	Thermo Fisher Scientific, Inc.	$1,589,209

	Metals & Mining—2.0%
24,287	Precision Castparts Corp.	4,203,351

	Miscellaneous Manufacturers—3.0%
102,916	Danaher Corp.	5,323,845
12,050	Honeywell International, Inc.	737,942
4,880	Polypore International, Inc.*(a)	172,166

		6,233,953

	Oil & Gas Services—2.7%
11,150	Cameron International Corp.*	564,636
10,810	Dresser-Rand Group, Inc.*	557,039
9,720	FMC Technologies, Inc.*	397,548
53,078	National Oilwell Varco, Inc.	3,911,849
4,400	Noble Corp. (Switzerland)	166,056

		5,597,128

	Oil, Gas & Consumable Fuels—3.2%
6,180	Anadarko Petroleum Corp.	425,246
14,030	Cabot Oil & Gas Corp.	659,129
7,150	EOG Resources, Inc.	832,904
3,780	EQT Corp.	229,181
98,300	Halliburton Co.	3,174,107
6,730	Noble Energy, Inc.	639,417
5,292	Pioneer Natural Resources Co.	559,100
3,820	Schlumberger Ltd. (Netherlands)	265,605

		6,784,689

	Pharmaceuticals—5.2%
16,350	Abbott Laboratories	1,071,252
8,470	Allergan, Inc.	761,622
55,239	Bristol-Myers Squibb Co.	1,836,697
15,620	Catamaran Corp. (Canada)*	736,639
96,404	Express Scripts Holding Co*	5,932,702
5,778	Perrigo Co.	664,528

		11,003,440

	Pipelines—1.3%
81,594	Kinder Morgan, Inc.	2,832,128

	Real Estate Investment Trust—2.1%
57,662	American Tower Corp.	4,341,372

See Notes to Financial Statements.

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail—10.3%
6,422	Autozone, Inc.*	$2,408,250
4,178	Chipotle Mexican Grill, Inc.*	1,063,426
12,232	Costco Wholesale Corp.	1,203,996
24,259	Dick’s Sporting Goods, Inc.	1,212,950
47,345	Dollar General Corp.*	2,301,914
17,633	GNC Holdings, Inc. (Class A Stock)	681,868
40,305	Home Depot, Inc. (The)	2,473,921
31,659	Limited Brands, Inc.	1,516,150
25,620	Lululemon Athletica, Inc.*	1,768,036
16,174	O’Reilly Automotive, Inc.*	1,385,788
9,790	PetSmart, Inc.	649,958
18,561	Ross Stores, Inc.	1,131,293
61,760	Starbucks Corp.	2,834,784
4,800	Tractor Supply Co.	461,952
7,004	Wal-Mart Stores, Inc.	525,440

		21,619,726

	Retail & Merchandising—4.0%
17,254	Target Corp.	1,099,943
8,140	Tiffany & Co.	514,611
92,170	TJX Cos., Inc. (The)	3,837,037
21,562	Urban Outfitters, Inc.*	771,057
30,668	Yum! Brands, Inc.	2,150,133

		8,372,781

	Semiconductors—3.6%
21,970	Altera Corp.	669,645
16,405	Broadcom Corp. (Class A Stock)*	517,332
19,410	Linear Technology Corp.	606,757
97,751	QUALCOMM, Inc.	5,725,765

		7,519,499

	Software—2.1%
4,200	Autodesk, Inc.*	133,728
6,326	Cerner Corp.*(a)	481,978
22,210	Check Point Software Technologies Ltd. (Israel)*(a)	989,011
12,650	Citrix Systems, Inc.*	781,896
1,740	Red Hat, Inc.*	85,556
21,675	VMware, Inc. (Class A Stock)*	1,837,390

		4,309,559

	Textiles, Apparel & Luxury Goods—1.7%
32,082	NIKE, Inc. (Class B Stock)	2,931,653
3,959	VF Corp.	619,505

		3,551,158

	Tobacco—0.7%
4,820	Lorillard, Inc.	559,168

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	43

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Tobacco (continued)
10,170	Philip Morris International, Inc.	$900,655

		1,459,823

	Transportation—1.5%
11,594	Expeditors International of Washington, Inc.	424,456
5,940	Kansas City Southern	477,932
17,749	Union Pacific Corp.	2,183,660

		3,086,048

	TOTAL COMMON STOCKS (cost $157,350,415)	201,616,335

	PREFERRED STOCK—0.5%

	Financial—Bank & Trust
35,375	Wells Fargo & Co., Series J, 8.00% (cost $806,499)	1,075,046

	TOTAL LONG-TERM INVESTMENTS (cost $158,156,914)	202,691,381

	SHORT-TERM INVESTMENT—4.7%

	AFFILIATED MONEY MARKET MUTUAL FUND
9,917,953	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $9,917,953; includes $2,892,578 of cash collateral for securities on loan)(b)(w) (Note 3)	9,917,953

	TOTAL INVESTMENTS—101.1% (cost $168,074,867; Note 5)	212,609,334
	Liabilities in excess of other assets—(1.1%)	(2,324,745)

	NET ASSETS—100%	$210,284,589

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,758,841; cash collateral of $2,892,578 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

44	THE TARGET PORTFOLIO TRUST

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$201,616,335	$—	$—
Preferred Stock	1,075,046	—	—
Affiliated Money Market Mutual Fund	9,917,953	—	—

Total	$212,609,334	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Retail	10.3%
Computer Hardware	5.4
Pharmaceuticals	5.2
Media	5.0
Biotechnology	5.0
Internet Software & Services	4.8
Affiliated Money Market Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	4.7
Hotels, Restaurants & Leisure	4.1
Retail & Merchandising	4.0
Semiconductors	3.6
Chemicals	3.4
Oil, Gas & Consumable Fuels	3.2
Miscellaneous Manufacturers	3.0
Financial Services	2.7
Oil & Gas Services	2.7
Financial—Bank & Trust	2.6
Computer Services & Software	2.3
Real Estate Investment Trusts	2.1
Software	2.1
Metals & Mining	2.0
Internet	2.0
Commercial Banks	1.8
Textiles, Apparel & Luxury Goods	1.7
Computers & Peripherals	1.5
Transportation	1.5%
Healthcare Products	1.4
Pipelines	1.3
Distribution/Wholesale	1.3
Beverages	1.2
Food	1.1
Cosmetics & Toiletries	0.9
Business Services	0.8
Entertainment & Leisure	0.8
Medical Equipment	0.8
Tobacco	0.7
Diversified Financial Services	0.7
Commercial Services	0.7
Investment Companies	0.6
Auto Parts and Equipment	0.4
Broadcasting	0.4
Hand/Machine Tools	0.4
Machinery & Equipment	0.3
Holding Companies—Diversified	0.2
Engineering/Construction	0.2
Insurance	0.1
Electronic Components & Equipment	0.1

101.1
Liabilities in excess of other assets	(1.1)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	45

Large Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.0%

	COMMON STOCKS

	Aerospace & Defense—4.9%
50,700	Boeing Co. (The)	$3,571,308
12,500	Embraer SA, ADR (Brazil)	348,875
15,200	Lockheed Martin Corp.	1,423,784
46,100	Northrop Grumman Corp.	3,166,609
37,700	Rockwell Collins, Inc.(a)	2,019,966

		10,530,542

	Auto Components—1.2%
44,600	Johnson Controls, Inc.	1,148,450
8,600	Lear Corp.	366,360
22,900	Magna International, Inc. (Canada)	1,016,989

		2,531,799

	Beverages—1.5%
19,200	Molson Coors Brewing Co. (Class B Stock)(a)	828,288
34,800	PepsiCo, Inc.	2,409,552

		3,237,840

	Biotechnology—0.5%
12,400	Amgen, Inc.	1,073,158

	Capital Markets—1.1%
9,700	Goldman Sachs Group, Inc. (The)	1,187,183
27,700	State Street Corp.	1,234,589

		2,421,772

	Chemicals—2.3%
4,900	CF Industries Holdings, Inc.	1,005,431
9,000	PPG Industries, Inc.	1,053,720
27,800	Praxair, Inc.	2,952,638

		5,011,789

	Commercial Banks—5.0%
63,060	CIT Group, Inc.*	2,347,093
60,700	Fifth Third Bancorp	881,971
35,600	PNC Financial Services Group, Inc.	2,071,564
84,900	Regions Financial Corp.	553,548
26,600	U.S. Bancorp	883,386
114,443	Wells Fargo & Co.	3,855,585

		10,593,147

	Communication Equipment—0.7%
88,100	Cisco Systems, Inc.	1,510,034

See Notes to Financial Statements.

46	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computers & Peripherals—2.9%
6,300	Apple, Inc.	$3,749,130
170,400	Hewlett-Packard Co.	2,360,040

		6,109,170

	Consumer Finance—0.5%
16,500	Capital One Financial Corp.	992,805

	Diversified Consumer Services—0.5%
64,000	H&R Block, Inc.	1,132,800

	Diversified Financial Services—6.8%
45,700	American Express Co.	2,557,829
210,086	Bank of America Corp.	1,958,002
12,000	BlackRock, Inc.	2,276,160
70,693	Citigroup, Inc.	2,643,211
121,700	JPMorgan Chase & Co.	5,072,456

		14,507,658

	Diversified Telecommunication Services—1.8%
60,400	AT&T, Inc.	2,089,236
46,900	CenturyLink, Inc.	1,800,022

		3,889,258

	Electric Utilities—2.9%
40,300	American Electric Power Co., Inc.	1,790,932
19,600	Edison International	920,024
56,100	Exelon Corp.	2,007,258
48,000	PPL Corp.	1,419,840

		6,138,054

	Electronic Equipment & Instruments—2.5%
130,800	Corning, Inc.	1,536,900
25,025	TE Connectivity Ltd. (Switzerland)	805,304
48,100	Thermo Fisher Scientific, Inc.	2,936,986

		5,279,190

	Energy Equipment & Services—0.9%
12,000	Diamond Offshore Drilling, Inc.	830,880
17,500	Ensco PLC (Class A Stock) (United Kingdom)	1,011,850

		1,842,730

	Food & Staples Retailing—2.2%
48,700	CVS Caremark Corp.	2,259,680
70,200	Kroger Co. (The)	1,770,444
10,200	Wal-Mart Stores, Inc.	765,204

		4,795,328

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	47

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food Products—1.2%
63,800	ConAgra Foods, Inc.	$1,776,192
7,700	General Mills, Inc.	308,616
4,200	Kraft Foods Group, Inc.*	191,016
12,600	Mondelez International, Inc. (Class A Stock)	334,404

		2,610,228

	Healthcare Equipment & Supplies—0.7%
22,100	Medtronic, Inc.	918,918
10,200	Zimmer Holdings, Inc.	654,942

		1,573,860

	Healthcare Providers & Services—2.8%
79,500	Aetna, Inc.(a)	3,474,150
38,000	CIGNA Corp.	1,938,000
11,100	WellPoint, Inc.	680,208

		6,092,358

	Hotels, Restaurants & Leisure—0.1%
7,100	Carnival Corp. (Panama)	268,948

	Household Products—0.8%
19,600	Kimberly-Clark Corp.	1,635,620

	Independent Power Production—0.5%
47,000	NRG Energy, Inc.	1,013,320

	Industrial Conglomerates—1.2%
121,300	General Electric Co.	2,554,578

	Insurance—8.6%
110,600	Allstate Corp. (The)	4,421,788
76,500	American International Group, Inc.*	2,672,145
88,600	Marsh & McLennan Cos., Inc.(a)	3,015,058
149,569	MetLife, Inc.	5,308,204
13,000	Travelers Cos., Inc. (The)	922,220
80,200	Unum Group	1,626,456
12,800	XL Group PLC (Ireland)	316,672

		18,282,543

	Leisure Equipment & Products—0.4%
20,900	Mattel, Inc.	768,702

	Machinery—3.5%
10,300	Cummins, Inc.	963,874
19,900	Deere & Co.	1,700,256
63,100	Ingersoll-Rand PLC (Ireland)	2,967,593

See Notes to Financial Statements.

48	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery (continued)
24,100	PACCAR, Inc.(a)	$1,045,217
10,500	Parker Hannifin Corp.	825,930

		7,502,870

	Media—3.5%
26,500	CBS Corp. (Class B Stock)	858,600
109,800	Comcast Corp. (Special Class A Stock)	4,001,112
62,900	Interpublic Group of Cos., Inc. (The)	635,290
45,400	Time Warner, Inc.(a)	1,972,630

		7,467,632

	Metals & Mining—1.0%
55,300	Freeport-McMoRan Copper & Gold, Inc.	2,150,064

	Multi-Utilities—0.8%
50,500	Public Service Enterprise Group, Inc.	1,618,020

	Multiline Retail—2.2%
48,800	J.C. Penney Co., Inc.(a)	1,171,688
51,700	Kohl’s Corp.	2,754,576
21,700	Macy’s, Inc.	826,119

		4,752,383

	Office Electronics—0.7%
233,900	Xerox Corp.	1,506,316

	Oil, Gas & Consumable Fuels—9.8%
16,000	Apache Corp.	1,324,000
47,000	Chesapeake Energy Corp.(a)	952,220
22,800	Chevron Corp.	2,512,788
29,300	ConocoPhillips	1,695,005
78,500	Marathon Oil Corp.	2,359,710
18,900	Murphy Oil Corp.	1,134,000
47,100	National Oilwell Varco, Inc.	3,471,270
48,000	Phillips 66	2,263,680
12,500	Royal Dutch Shell PLC (Class A Stock), ADR (United Kingdom)	856,000
27,800	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)(a)	1,963,514
49,300	Total SA, ADR (France)(a)	2,484,720

		21,016,907

	Paper & Forest Products—0.8%
47,600	International Paper Co.	1,705,508

	Pharmaceuticals—9.6%
77,300	Abbott Laboratories	5,064,696
10,300	AstraZeneca PLC, ADR (United Kingdom)	477,920
28,400	Eli Lilly & Co.	1,381,092
79,600	Endo Health Solutions, Inc.*	2,281,336
53,200	Johnson & Johnson(a)	3,767,624

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	49

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Pharmaceuticals (continued)
56,900	Merck & Co., Inc.	$2,596,347
12,800	Novartis AG, ADR (Switzerland)(a)	773,888
129,700	Pfizer, Inc.	3,225,639
21,500	Sanofi, ADR (France)	942,775

		20,511,317

	Professional Services—0.2%
13,900	Manpower, Inc.	527,366

	Real Estate Investment Trusts—1.4%
129,400	Annaly Capital Management, Inc.(a)	2,088,516
42,500	Kimco Realty Corp.(a)	829,600

		2,918,116

	Road & Rail—0.3%
11,300	Norfolk Southern Corp.	693,255

	Semiconductors & Semiconductor Equipment—2.5%
91,100	Intel Corp.	1,970,037
19,200	KLA-Tencor Corp.	893,184
90,600	Texas Instruments, Inc.	2,544,954

		5,408,175

	Software—4.2%
30,158	CA, Inc.	679,158
97,300	Electronic Arts, Inc.*	1,201,655
252,500	Microsoft Corp.	7,205,088

		9,085,901

	Specialty Retail—0.6%
15,100	Lowe’s Cos., Inc.	488,938
61,600	Staples, Inc.(a)	709,324

		1,198,262

	Tobacco—0.4%
28,300	Altria Group, Inc.	899,940

	Wireless Telecommunication Services—1.0%
76,000	Vodafone Group PLC, ADR (United Kingdom)	2,068,720

	TOTAL LONG-TERM INVESTMENTS (cost $184,434,340)	207,427,983

See Notes to Financial Statements.

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—14.0%

	AFFILIATED MONEY MARKET MUTUAL FUND
29,840,267	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $29,840,267; includes $23,257,410 of cash collateral for securities on loan)(b)(w) (Note 3)	$29,840,267

	TOTAL INVESTMENTS—111.0% (cost $214,274,607; Note 5)	237,268,250
	Liabilities in excess of other assets—(11.0%)	(23,553,446)

	NET ASSETS—100%	$213,714,804

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,515,061; cash collateral of $23,257,410 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$207,427,983	$—	$—
Affiliated Money Market Mutual Fund	29,840,267	—	—

Total	$237,268,250	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.9% represents investments purchased with collateral from securities on loan)	14.0%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	9.6
Insurance	8.6
Diversified Financial Services	6.8
Commercial Banks	5.0
Aerospace & Defense	4.9
Software	4.2
Machinery	3.5%
Media	3.5
Electric Utilities	2.9
Computers & Peripherals	2.9
Healthcare Providers & Services	2.8
Semiconductors & Semiconductor Equipment	2.5
Electronic Equipment & Instruments	2.5
Chemicals	2.3
Food & Staples Retailing	2.2
Multiline Retail	2.2

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	51

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Industry (cont’d.)
Diversified Telecommunication Services	1.8%
Beverages	1.5
Real Estate Investment Trusts	1.4
Food Products	1.2
Industrial Conglomerates	1.2
Auto Components	1.2
Capital Markets	1.1
Metals & Mining	1.0
Wireless Telecommunication Services	1.0
Energy Equipment & Services	0.9
Paper & Forest Products	0.8
Household Products	0.8
Multi-Utilities	0.8
Healthcare Equipment & Supplies	0.7
Communication Equipment	0.7
Office Electronics	0.7%
Specialty Retail	0.6
Diversified Consumer Services	0.5
Biotechnology	0.5
Independent Power Production	0.5
Consumer Finance	0.5
Tobacco	0.4
Leisure Equipment & Products	0.4
Road & Rail	0.3
Professional Services	0.2
Hotels, Restaurants & Leisure	0.1

111.0
Liabilities in excess of other assets	(11.0)

100.0%

See Notes to Financial Statements.

52	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	Small Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.4%

	COMMON STOCKS

	Advertising—0.1%
5,665	Millennial Media, Inc.*	$90,810

	Aerospace & Defense—1.6%
23,794	Triumph Group, Inc.	1,556,603

	Airlines—1.1%
113,679	JetBlue Airways Corp.*(a)	601,362
6,217	Spirit Airlines, Inc.*(a)	109,108
29,562	US Airways Group, Inc.*(a)	360,065

		1,070,535

	Automotive Parts—0.5%
7,949	WABCO Holdings, Inc.*	465,573

	Banks—1.6%
42,279	Citizens Republic Bancorp, Inc.*	766,941
13,124	CoBiz Financial, Inc.	93,574
12,980	First Horizon National Corp.(a)	120,844
3,750	Signature Bank*	267,150
30,771	Susquehanna Bancshares, Inc.	319,095

		1,567,604

	Biotechnology—3.3%
26,340	Acorda Therapeutics, Inc.*	630,843
13,580	Alnylam Pharmaceuticals, Inc.*(a)	219,589
8,480	Exact Sciences Corp.*	80,221
60,632	Halozyme Therapeutics, Inc.*	320,743
13,730	Incyte Corp.*(a)	219,131
36,647	NPS Pharmaceuticals, Inc.*	338,618
17,767	Seattle Genetics, Inc.*(a)	447,018
21,265	United Therapeutics Corp.*	971,172
6,972	Verastem, Inc.*	55,358

		3,282,693

	Building Materials—1.5%
5,826	Apogee Enterprises, Inc.	118,676
18,564	Texas Industries, Inc.*(a)	800,665
8,281	Trex Co., Inc.*(a)	289,338
12,565	USG Corp.*(a)	335,611

		1,544,290

	Chemicals—2.3%
18,976	Georgia Gulf Corp.	671,561

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	53

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Chemicals (continued)
43,464	Huntsman Corp.(a)	$653,699
18,747	Quaker Chemical Corp.	993,403

		2,318,663

	Clothing & Apparel—0.2%
17,600	Crocs, Inc.*	221,760

	Commercial Banks—2.0%
13,403	Bank of the Ozarks, Inc.	438,814
5,992	SVB Financial Group*	339,087
9,304	Texas Capital Bancshares, Inc.*	441,661
11,520	UMB Financial Corp.	512,986
14,942	Walker & Dunlop, Inc.*	248,187

		1,980,735

	Commercial Services—5.1%
46,435	Geo Group, Inc. (The)	1,287,178
177,755	Monster Worldwide, Inc.*(a)	1,105,636
31,733	PAREXEL International Corp.*	973,886
18,574	Sotheby’s	578,209
6,144	United Rentals, Inc.*(a)	249,815
28,830	Waste Connections, Inc.(a)	946,489

		5,141,213

	Computer Services & Software—2.6%
4,320	3D Systems Corp.*(a)	187,920
61,135	Fortinet, Inc.*	1,184,185
18,970	Fusion-io, Inc.*(a)	447,692
41,351	Riverbed Technology, Inc.*	763,753

		2,583,550

	Construction & Engineering—0.4%
38,637	McDermott International, Inc. (Panama)*	413,802

	Consumer Durables—0.1%
10,830	Skullcandy, Inc.*	131,151

	Distribution/Wholesale—1.3%
7,770	MWI Veterinary Supply, Inc.*	816,005
6,850	WESCO International, Inc.*(a)	444,428

		1,260,433

	Diversified Financial Services—0.5%
34,221	Duff & Phelps Corp. (Class A Stock)	425,367
3,450	Financial Engines, Inc.*(a)	82,835

		508,202

See Notes to Financial Statements.

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronic Components—1.6%
21,190	Coherent, Inc.*	$967,323
12,550	FARO Technologies, Inc.*	504,510
14,404	Zagg, Inc.*(a)	103,421

		1,575,254

	Electronic Components & Equipment—3.2%
9,979	Cymer, Inc.*	795,227
20,446	General Cable Corp.*	583,324
45,940	InvenSense, Inc.*(a)	514,528
11,447	Universal Display Corp.*(a)	375,233
35,365	Universal Electronics, Inc.*	606,863
9,931	Woodward, Inc.	332,688

		3,207,863

	Entertainment & Leisure—3.9%
28,310	Bally Technologies, Inc.*	1,413,235
17,580	Black Diamond, Inc.*	167,010
7,938	Carmike Cinemas, Inc.*	108,115
5,410	Multimedia Games Holding Co., Inc.*	86,019
44,122	Pinnacle Entertainment, Inc.*	562,997
113,307	SHFL Entertainment, Inc.*	1,601,028

		3,938,404

	Food—1.8%
21,215	Fresh Market, Inc. (The)*(a)	1,203,102
13,302	Smart Balance, Inc.*	158,294
25,625	WhiteWave Foods Co. (Class A Stock)*	422,044

		1,783,440

	Hand/Machine Tools—1.0%
15,346	Regal-Beloit Corp.	1,000,252

	Healthcare Products—2.7%
4,313	Abaxis, Inc.*	158,632
5,486	Align Technology, Inc.*(a)	145,818
10,005	Cooper Cos., Inc. (The)	960,280
8,100	Greatbatch, Inc.*	178,038
4,457	HeartWare International, Inc.*	374,299
8,319	PhotoMedex, Inc.*(a)	110,726
26,183	PSS World Medical, Inc.*	749,357

		2,677,150

	Healthcare Services—2.5%
19,863	Acadia Healthcare Co., Inc.*	408,582
7,162	Air Methods Corp.*	785,170
27,130	Centene Corp.*	1,030,397
6,707	IPC The Hospitalist Co., Inc.*	231,325

		2,455,474

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	55

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Home Builders—1.7%
70,140	Hovnanian Enterprises, Inc. (Class A Stock)*(a)	$301,602
33,240	Meritage Homes Corp.*	1,229,215
31,786	Standard Pacific Corp.*(a)	219,324

		1,750,141

	Home Furnishings—0.2%
6,820	Select Comfort Corp.*	189,801

	Hotels & Motels—0.7%
62,113	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	728,586

	Insurance—1.0%
27,917	Validus Holdings Ltd. (Bermuda)	999,429

	Internet Services—3.2%
7,071	Bazaarvoice, Inc.*(a)	90,226
19,516	Brightcove, Inc.*(a)	246,292
11,332	ExactTarget, Inc.*	264,262
5,946	HomeAway, Inc.*(a)	152,872
15,840	Pandora Media, Inc.*(a)	132,898
25,316	Saba Software, Inc.*	255,185
34,849	Sapient Corp.*	358,248
359	Shutterstock, Inc.*	8,526
6,460	Sourcefire, Inc.*	276,423
28,184	TIBCO Software, Inc.*	710,519
31,842	Trulia, Inc.*(a)	718,037

		3,213,488

	Investment Company—0.4%
41,930	KKR Financial Holdings LLC(a)	428,105

	Machinery & Equipment—1.6%
4,010	Chart Industries, Inc.*	283,868
3,680	Middleby Corp.*	459,816
35,791	Terex Corp.*	807,087
3,152	Twin Disc, Inc.	47,784

		1,598,555

	Manufacturing—0.7%
18,378	Colfax Corp.*(a)	632,019
2,627	Raven Industries, Inc.	71,691

		703,710

	Media—0.3%
17,169	Martha Stewart Living Omnimedia (Class A Stock)	49,619

See Notes to Financial Statements.

56	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Media (continued)
16,549	Sinclair Broadcast Group, Inc. (Class A Stock)	$208,517

		258,136

	Medical Supplies & Equipment—3.2%
34,625	ArthroCare Corp.*	1,041,520
4,398	Cepheid, Inc.*(a)	133,303
21,633	Sirona Dental Systems, Inc.*	1,238,706
23,345	Thoratec Corp.*	833,416

		3,246,945

	Metal Fabricate/Hardware—0.9%
39,126	RTI International Metals, Inc.*	891,682

	Metals & Mining—1.7%
6,680	Allied Nevada Gold Corp.*(a)	246,626
3,420	Carpenter Technology Corp.	166,246
25,444	Northwest Pipe Co.*	584,703
63,432	Titanium Metals Corp.(a)	742,789

		1,740,364

	Miscellaneous Manufacturers—1.1%
42,190	Hexcel Corp.*	1,078,376

	Oil & Gas Services—2.4%
27,232	Geospace Technologies Corp.*(a)	1,762,727
25,300	Thermon Group Holdings, Inc.*	628,452

		2,391,179

	Oil, Gas & Consumable Fuels—5.4%
6,890	Cheniere Energy, Inc.*	110,860
6,071	Diamondback Energy, Inc.*	103,389
8,536	Dril-Quip, Inc.*	591,203
4,983	Forum Energy Technologies, Inc.*(a)	111,171
28,262	Gulfport Energy Corp.*	937,733
17,462	Kodiak Oil & Gas Corp. (Canada)*(a)	161,349
26,434	Lufkin Industries, Inc.(a)	1,321,964
74,030	Magnum Hunter Resources Corp.*(a)	282,795
42,499	Oasis Petroleum, Inc.*(a)	1,248,196
18,424	Ocean Rig UDW, Inc. (Marshall Islands)*	292,389
15,842	Rex Energy Corp.*	209,748

		5,370,797

	Pharmaceuticals—6.4%
17,274	Achillion Pharmaceuticals, Inc.*(a)	163,067
28,053	Akorn, Inc.*(a)	336,917
9,347	Anacor Pharmaceuticals, Inc.*	53,745
9,470	BioMarin Pharmaceutical, Inc.*(a)	350,769
20,528	BioScrip, Inc.*	189,063

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	57

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Pharmaceuticals (continued)
13,740	Catamaran Corp. (Canada)*	$647,978
22,340	Dusa Pharmaceuticals, Inc.*	153,252
8,290	Jazz Pharmaceuticals PLC (Ireland)*	445,422
7,780	Medivation, Inc.*(a)	397,714
29,227	Natural Grocers by Vitamin Cottage, Inc.*	592,724
11,142	Onyx Pharmaceuticals, Inc.*(a)	873,087
21,080	Regulus Therapeutics, Inc.*	100,762
9,533	Sagent Pharmaceuticals, Inc.*(a)	143,758
21,286	Salix Pharmaceuticals Ltd.*(a)	831,005
9,166	Sarepta Therapeutics, Inc.*	195,327
3,831	Synageva BioPharma Corp.*	161,975
26,952	Theravance, Inc.*(a)	606,689
6,889	Vivus, Inc.*(a)	102,646

		6,345,900

	Real Estate Investment Trusts—1.4%
21,710	Glimcher Realty Trust	231,646
20,633	Redwood Trust, Inc.	321,668
2,650	Tanger Factory Outlet Centers	83,396
63,830	Two Harbors Investment Corp.	761,492

		1,398,202

	Restaurants—1.2%
26,247	BJ’s Restaurants, Inc.*(a)	867,463
10,243	Bravo Brio Restaurant Group, Inc.*	135,208
4,694	Red Robin Gourmet Burgers, Inc.*	156,780

		1,159,451

	Retail—7.3%
17,003	Cash America International, Inc.	664,647
45,214	Chico’s FAS, Inc.	840,980
2,718	Chuy’s Holdings, Inc.*	66,401
19,000	Fifth & Pacific Cos, Inc.*	208,620
40,940	Genesco, Inc.*(a)	2,345,862
7,942	GNC Holdings, Inc. (Class A Stock)	307,117
25,081	Sally Beauty Holdings, Inc.*	603,951
39,786	Vitamin Shoppe, Inc.*	2,277,351

		7,314,929

	Retail & Merchandising—3.7%
11,789	Body Central Corp.*	117,772
34,624	Francesca’s Holdings Corp.*(a)	1,022,447
6,104	Hibbett Sports, Inc.*	329,555
10,845	Mattress Firm Holding Corp.*	347,148

See Notes to Financial Statements.

58	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail & Merchandising (continued)
29,652	Steven Madden Ltd.*	$1,272,664
9,923	Teavana Holdings, Inc.*	104,687
14,312	Tilly’s, Inc. (Class A Stock)*	230,996
3,240	Ulta Salon Cosmetics & Fragrance, Inc.	298,793

		3,724,062

	Semiconductors—3.8%
36,372	Cavium, Inc.*(a)	1,206,823
17,535	EZchip Semiconductor Ltd. (Israel)*(a)	543,585
10,541	Inphi Corp.*	88,228
23,978	Integrated Device Technology, Inc.*	130,440
6,420	Microsemi Corp.*	123,264
10,034	Peregrine Semiconductor Corp.*	177,702
53,928	Teradyne, Inc.*(a)	788,428
22,457	Veeco Instruments, Inc.*(a)	689,430

		3,747,900

	Software—4.4%
40,990	Compuware Corp.*	354,973
4,700	Guidewire Software, Inc.*	144,008
6,255	Infoblox, Inc.*(a)	103,896
15,122	Jive Software, Inc.*(a)	169,366
56,174	MedAssets, Inc.*	995,965
6,828	Omnicell, Inc.*	99,552
27,235	Opnet Technologies, Inc.	1,155,581
47,223	QLIK Technologies, Inc.*	869,376
6,380	Synchronoss Technologies, Inc.*(a)	130,726
3,439	Ultimate Software Group, Inc.*	348,577

		4,372,020

	Telecommunications—2.7%
19,809	Aruba Networks, Inc.*(a)	359,929
2,690	Finisar Corp.*(a)	30,989
22,256	IPG Photonics Corp.*	1,181,348
13,270	Ixia*(a)	185,913
28,039	NICE Systems Ltd., ADR (Israel)*	933,699

		2,691,878

	Transportation—2.1%
13,467	Atlas Air Worldwide Holdings, Inc.*	740,551
13,202	Landstar System, Inc.	668,681
49,720	Quality Distribution, Inc.*	427,592
12,642	Roadrunner Transportation Systems, Inc.*	220,350

		2,057,174

	TOTAL LONG-TERM INVESTMENTS (cost $81,263,238)	98,176,264

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	59

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—20.1%

	AFFILIATED MONEY MARKET MUTUAL FUND
20,098,100	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $20,098,100; includes $17,998,840 of cash collateral for securities on loan)(b)(w) (Note 3)	$20,098,100

	TOTAL INVESTMENTS—118.5% (cost $101,361,338; Note 5)	118,274,364
	Liabilities in excess of other assets—(18.5%)	(18,433,429)

	NET ASSETS—100%	$99,840,935

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,609,520; cash collateral of $17,998,840 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$98,176,264	$—	$—
Affiliated Money Market Mutual Fund	20,098,100	—	—

Total	$118,274,364	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (18.0% represents investments purchased with collateral from securities on loan)	20.1%
Retail	7.3
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	5.4
Commercial Services	5.1
Software	4.4%
Entertainment & Leisure	3.9
Semiconductors	3.8
Retail & Merchandising	3.7
Biotechnology	3.3
Medical Supplies & Equipment	3.2
Internet Services	3.2

See Notes to Financial Statements.

60	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Electronic Components & Equipment	3.2%
Telecommunications	2.7
Healthcare Products	2.7
Computer Services & Software	2.6
Healthcare Services	2.5
Oil & Gas Services	2.4
Chemicals	2.3
Transportation	2.1
Commercial Banks	2.0
Food	1.8
Home Builders	1.7
Metals & Mining	1.7
Machinery & Equipment	1.6
Electronic Components	1.6
Banks	1.6
Aerospace & Defense	1.6
Building Materials	1.5
Real Estate Investment Trusts	1.4
Distribution/Wholesale	1.3
Restaurants	1.2
Miscellaneous Manufacturers	1.1%
Airlines	1.1
Hand/Machine Tools	1.0
Insurance	1.0
Metal Fabricate/Hardware	0.9
Hotels & Motels	0.7
Manufacturing	0.7
Diversified Financial Services	0.5
Automotive Parts	0.5
Investment Company	0.4
Construction & Engineering	0.4
Media	0.3
Clothing & Apparel	0.2
Home Furnishings	0.2
Consumer Durables	0.1
Advertising	0.1

118.5
Liabilities in excess of other assets	(18.5)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	61

Small Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.3%

	COMMON STOCKS—94.6%

	Aerospace & Defense—3.1%
142,600	AAR Corp.	$2,151,834
76,300	Alliant Techsystems, Inc.	4,371,227
133,300	Curtiss-Wright Corp.	4,114,971
73,700	Elbit Systems Ltd. (Israel)	2,618,561
4,800	Esterline Technologies Corp.*	277,392
362,200	Hexcel Corp.*(a)	9,257,832
13,600	Kratos Defense & Security Solutions, Inc.*	74,936
19,100	LMI Aerospace, Inc.*	383,528
2,200	MA-COM Technology Solutions Holdings, Inc.*	27,478
120,575	Moog, Inc. (Class A Stock)*	4,462,481
92,187	Teledyne Technologies, Inc.*	5,902,733
44,588	Triumph Group, Inc.	2,916,947

		36,559,920

	Air Freight & Logistics—0.4%
82,050	Atlas Air Worldwide Holdings, Inc.*(a)	4,511,930

	Airlines—0.1%
17,800	Alaska Air Group, Inc.*	680,672
98,500	Republic Airways Holdings, Inc.*	459,995

		1,140,667

	Auto Parts and Equipment—0.2%
115,887	Cooper Tire & Rubber Co.	2,332,805
5,300	Standard Motor Products, Inc.	99,534
4,800	Superior Industries International, Inc.	82,032

		2,514,371

	Banks—2.5%
1,690	1st Source Corp.	37,535
2,100	BancFirst Corp.	92,316
1,200	Bank of Kentucky Financial Corp.	30,168
4,200	Bank of the Ozarks, Inc.	137,508
9,200	BBCN Bancorp, Inc.	109,756
1,300	Camden National Corp.	45,370
81,867	Cardinal Financial Corp.	1,307,416
9,200	Cathay General Bancorp	162,748
5,600	Central Pacific Financial Corp.*	80,472
3,700	Chemical Financial Corp.	87,024
7,300	City Holding Co.	256,376
10,500	CoBiz Financial, Inc.	74,865
4,200	Community Bank System, Inc.	115,878
6,800	Community Trust Bancorp, Inc.	230,656

See Notes to Financial Statements.

62	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
402	Dime Community Bancshares, Inc.	$5,829
41,270	Eagle Bancorp, Inc.*	860,892
5,300	East West Bancorp, Inc.	112,837
2,343	Fidelity Southern Corp.	22,940
7,800	Financial Institutions, Inc.	148,512
29,300	First Financial Bancorp	460,010
6,100	FNB United Corp.*(a)	73,017
2,400	Great Southern Bancorp, Inc.	68,088
165,745	Hancock Holding Co.	5,235,884
56,712	Hanmi Financial Corp.*	703,796
1,300	Horizon Bancorp	37,700
31,748	IBERIABANK Corp.	1,580,733
7,200	Independent Bank Corp.	212,472
4,100	Lakeland Financial Corp.	109,429
11,400	MainSource Financial Group, Inc.	142,728
5,200	MetroCorp Bancshares, Inc.*	52,728
310,300	Old National Bancorp	3,807,381
28,000	Oriental Financial Group, Inc. (Puerto Rico)	329,840
17,700	Park Sterling Corp.*	88,500
6,700	Peoples Bancorp, Inc.	142,710
32,700	Pinnacle Financial Partners, Inc.*	639,285
3,000	Preferred Bank*	42,630
3,651	Republic Bancorp, Inc. (Class A Stock)	78,935
8,800	Sierra Bancorp	99,000
7,911	Signature Bank*	563,580
4,898	Southside Bancshares, Inc.	99,968
31,700	Southwest Bancorp, Inc.*	342,043
6,900	Sterling Financial Corp.	146,694
4,400	Taylor Capital Group, Inc.*	82,192
108,450	TCF Financial Corp.	1,240,668
500	Trico Bancshares	8,400
171,185	United Bankshares, Inc.(a)	4,079,339
10,500	Virginia Commerce Bancorp, Inc.*	96,180
3,100	Washington Trust Bancorp, Inc.	83,669
182,750	Webster Financial Corp.	4,020,500
5,000	WesBanco, Inc.	110,000
12,200	West Bancorp, Inc.	133,102
5,060	West Coast Bancorp	111,421
47,400	Wilshire Bancorp, Inc.*	308,574
1,300	WSFS Financial Corp.	55,061

		29,305,355

	Beverages—0.3%
98,900	Embotelladora Andina SA, ADR (Class B Stock) (Chile)	3,746,332

	Biotechnology—0.1%
2,100	Ariad Pharmaceuticals, Inc.*	45,255
27,700	Cambrex Corp.*	334,616

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	63

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Biotechnology (continued)
9,700	Celldex Therapeutics, Inc.*	$53,447
11,400	Incyte Corp.*(a)	181,944
121,500	Lexicon Pharmaceuticals, Inc.*	251,505
7,700	Puma Biotechnology, Inc.*	158,620

		1,025,387

	Broadcasting—0.1%
64,400	Entercom Communications Corp. (Class A Stock)*(a)	419,244
52,100	LIN TV Corp. (Class A Stock)*	292,281

		711,525

	Building Materials
2,900	LSI Industries, Inc.	19,662

	Building Products—0.6%
64,025	A.O. Smith Corp.	3,890,799
66,850	Lennox International, Inc.	3,345,843

		7,236,642

	Business Services—0.3%
2,800	ABM Industries, Inc.	53,200
107,900	URS Corp.	3,612,492

		3,665,692

	Capital Markets—1.2%
311,000	Jefferies Group, Inc.	4,428,640
239,875	Raymond James Financial, Inc.	9,148,832

		13,577,472

	Chemicals—3.9%
103,800	Cabot Corp.	3,711,888
16,353	Cytec Industries, Inc.	1,125,414
3,000	Fuller (H.B.) Co.	91,200
18,900	Georgia Gulf Corp.	668,871
66,082	Huntsman Corp.	993,873
94,914	Innophos Holdings, Inc.	4,522,652
1,400	Innospec, Inc.*	45,332
42,995	Intrepid Potash, Inc.*	934,281
100,650	Kraton Performance Polymers, Inc.*	2,196,183
140,600	Methanex Corp. (Canada)	4,218,000
15,200	NewMarket Corp.	4,123,912
25,117	Olin Corp.	520,927
4,200	PolyOne Corp.	79,506
175,330	Scotts Miracle-Gro Co. (The) (Class A Stock)(a)	7,505,877
132,377	Sensient Technologies Corp.	4,815,875

See Notes to Financial Statements.

64	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Chemicals (continued)
45,225	TPC Group, Inc.*	$2,034,221
140,800	Valspar Corp. (The)	7,889,024
9,900	Zep, Inc.	141,867

		45,618,903

	Clothing & Apparel—0.2%
55,429	G & K Services, Inc. (Class A Stock)	1,787,585
26,800	Iconix Brand Group, Inc.*	496,068
3,200	RG Barry Corp.	48,768

		2,332,421

	Commercial Banks—4.1%
324,900	Associated Banc-Corp.	4,187,961
49,614	BancorpSouth, Inc.	702,038
79,100	Bank of Hawaii Corp.(a)	3,493,056
5,000	Banner Corp	144,950
2,000	Center Bancorp, Inc.	22,780
6,700	Citizens & Northern Corp.	124,419
1,300	CNB Financial Corp.	22,334
6,900	Cullen/Frost Bankers, Inc.	381,570
8,300	Enterprise Financial Services Corp.	116,200
800	First Bancorp, Inc.	13,184
19,100	First Busey Corp.	90,152
2,400	First Financial Corp.	73,416
181,456	First Horizon National Corp.(a)	1,689,355
415,000	First Niagara Financial Group, Inc.	3,436,200
1,300	First of Long Island Corp. (The)	38,987
499,747	FirstMerit Corp.	6,926,493
505,250	Fulton Financial Corp.	4,911,030
1,300	German American Bancorp, Inc.	29,315
696	Hudson Valley Holding Corp.	11,213
1,300	Merchants Bancshares, Inc.	38,064
102,160	National Penn Bancshares, Inc.	912,289
185,875	Prosperity Bancshares, Inc.	7,780,727
2,400	S.Y. Bancorp, Inc.	56,592
127,142	Susquehanna Bancshares, Inc.	1,318,463
380,483	Trustmark Corp.	8,929,936
90,962	Zions Bancorp.(a)	1,952,954

		47,403,678

	Commercial Services—0.4%
2,400	Carriage Services, Inc.	25,512
101,000	Cenveo, Inc.*(a)	203,010
47,500	Corinthian Colleges, Inc.*(a)	129,675
2,600	Gartner, Inc.*	120,666
51,975	ICF International, Inc.*	953,741
1,088	Lincoln Educational Services Corp.	4,037
7,300	Mac-Gray Corp.	94,900

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	65

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services (continued)
42,678	Matthews International Corp. (Class A Stock)	$1,227,846
5,800	Performant Financial Corp.*	57,246
35,500	Quad/Graphics, Inc.(a)	650,715
3,300	RPX Corp.*	34,749
22,500	Stewart Enterprises, Inc. (Class A Stock)	174,825
2,700	TeleTech Holdings, Inc.*	45,468
53,623	TNS, Inc.*	767,881
6,000	Vantiv, Inc. (Class A Stock)*	121,080

		4,611,351

	Commercial Services & Supplies—2.5%
169,500	Brink’s Co. (The)	4,459,545
204,000	Corrections Corp. of America	6,864,600
25,257	DFC Global Corp.*	425,580
233,100	Ennis, Inc.	3,566,430
277,470	KAR Auction Services, Inc.*(a)	5,549,400
110,575	McGrath RentCorp	2,903,700
12,700	Navigant Consulting, Inc.*	131,953
46,000	PHH Corp.*(a)	957,260
52,768	School Specialty, Inc.*(a)	97,621
61,500	UniFirst Corp.	4,278,555

		29,234,644

	Computer Hardware
8,600	Aspen Technology, Inc.*	213,108
11,400	CIBER, Inc.*	35,568
5,200	Mercury Computer Systems, Inc.*	42,614
7,980	Radisys Corp.*	22,663

		313,953

	Computer Services & Software—0.9%
10,300	Electronics for Imaging, Inc.*	178,808
4,800	Fusion-io, Inc.*(a)	113,280
133,400	Global Payments, Inc.	5,702,850
8,300	Imation Corp.*	37,931
15,007	JDA Software Group, Inc.*	572,367
7,800	Mantech International Corp. (Class A Stock)	179,166
2,800	NetScout Systems, Inc.*	69,244
86,679	Parametric Technology Corp.*	1,749,182
13,400	Spansion, Inc. (Class A Stock)*	148,606
16,900	SYNNEX Corp.*(a)	547,391
28,441	Synopsys, Inc.*	915,800
9,100	Unisys Corp.*	155,155
68,513	Xyratex Ltd. (Bermuda)	566,603

		10,936,383

See Notes to Financial Statements.

66	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computers & Peripherals—0.4%
164,306	Diebold, Inc.	$4,888,104
1,100	Key Tronic Corp.*	12,485

		4,900,589

	Construction & Engineering—0.7%
24,100	EMCOR Group, Inc.	775,056
81,000	KBR, Inc.	2,256,660
161,500	MasTec, Inc.*(a)	3,643,440
85,184	McDermott International, Inc. (Panama)*	912,321
7,300	Michael Baker Corp.*	165,053
101,679	Orion Marine Group, Inc.*	680,232
7,000	VSE Corp.	165,550

		8,598,312

	Consumer Finance—1.2%
226,857	Cash America International, Inc.	8,867,840
100,725	First Cash Financial Services, Inc.*	4,498,379

		13,366,219

	Consumer Products & Services—1.3%
9,700	American Greetings Corp. (Class A Stock)(a)	166,549
47,006	Central Garden & Pet Co.*	520,827
53,949	Central Garden & Pet Co. (Class A Stock)*	608,005
64,061	Convergys Corp.	1,076,865
5,300	GP Strategies Corp.*	102,025
169,300	Helen of Troy Ltd. (Bermuda)*	5,116,246
97,246	Snap-on, Inc.	7,520,033

		15,110,550

	Containers & Packaging—2.2%
24,600	Berry Plastics Group, Inc.*	348,582
39,200	Graphic Packaging Holding Co.*	232,064
35,240	Greif, Inc. (Class A Stock)	1,478,670
68,660	Owens-Illinois, Inc.*	1,338,183
156,552	Packaging Corp of America	5,521,589
54,400	Rock-Tenn Co. (Class A Stock)(a)	3,981,536
211,150	Silgan Holdings, Inc.	9,144,907
113,400	Sonoco Products Co.	3,530,142

		25,575,673

	Cosmetics/Personal Care
4,700	Revlon, Inc. (Class A Stock)*	72,380

	Distribution/Wholesale
5,000	United Stationers, Inc.	145,100

	Diversified Financial Services—0.6%
91,455	Cowen Group, Inc. (Class A Stock)*	232,296

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	67

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Diversified Financial Services (continued)
45,000	Doral Financial Corp. (Puerto Rico)*	$42,746
53,551	Federated Investors, Inc. (Class B Stock)(a)	1,244,525
134,100	LPL Financial Holdings, Inc.	3,915,720
15,500	Piper Jaffray Cos.*(a)	416,175
24,900	SeaCube Container Leasing Ltd. (Bermuda)	461,148
25,138	SWS Group, Inc.*	143,035

		6,455,645

	Drugs & Healthcare—0.4%
90,800	Covance, Inc.*	4,422,868

	Electric Utilities—2.0%
2,400	Chesapeake Utilities Corp.	112,728
65,798	Cleco Corp.	2,839,184
53,382	El Paso Electric Co.	1,814,454
8,600	Empire District Electric Co. (The)	186,706
148,792	Great Plains Energy, Inc.	3,338,893
53,810	IDACORP, Inc.	2,406,383
3,600	MGE Energy, Inc.	189,504
254,070	Portland General Electric Co.	6,961,518
3,400	UIL Holdings Corp.	122,978
14,900	UNS Energy Corp.	635,336
152,002	Westar Energy, Inc.	4,514,459

		23,122,143

	Electrical Equipment—1.2%
150,554	Belden, Inc.	5,389,833
207,900	EnerSys*	7,168,392
40,991	General Cable Corp.*	1,169,473
5,200	Regal-Beloit Corp.	338,936

		14,066,634

	Electronic Equipment & Instruments—0.5%
217,487	Digital River, Inc.*	3,118,764
4,800	FEI Co.	264,240
51,475	ScanSource, Inc.*	1,505,644
127,034	Vishay Intertechnology, Inc.*(a)	1,051,841

		5,940,489

	Electronic Equipment, Instrument & Components—0.5%
350,700	AVX Corp.	3,450,888
136,600	Jabil Circuit, Inc.	2,368,644

		5,819,532

See Notes to Financial Statements.

68	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronics—2.0%
197,600	Checkpoint Systems, Inc.*	$1,604,512
43,021	Coherent, Inc.*	1,963,909
256,900	FLIR Systems, Inc.	4,991,567
12,400	GSI Group, Inc. (Canada)*	96,348
127,434	Itron, Inc.*	5,232,440
122,775	Littelfuse, Inc.	6,580,740
6,300	Newport Corp.*	68,166
51,900	Sanmina-SCI Corp.*	461,391
8,900	Sypris Solutions, Inc.	56,070
15,500	TTM Technologies, Inc.*	139,500
42,124	Watts Water Technologies, Inc. (Class A Stock)	1,694,648

		22,889,291

	Energy—Alternate Sources
1,200	FutureFuel Corp.	14,148
34,400	Green Plains Renewable Energy, Inc.*(a)	265,912
9,849	Renewable Energy Group, Inc.*	48,556

		328,616

	Energy Equipment & Services—2.7%
272,127	Bristow Group, Inc.	13,584,580
157,078	Key Energy Services, Inc.*	1,027,290
167,490	Lufkin Industries, Inc.	8,376,175
58,350	Oil States International, Inc.*	4,265,385
77,100	Tidewater, Inc.	3,663,021

		30,916,451

	Entertainment & Leisure—0.8%
20,500	Carmike Cinemas, Inc.*	279,210
15,000	Isle of Capri Casinos, Inc.*	91,200
159,800	Life Time Fitness, Inc.*(a)	7,173,422
2,800	National CineMedia, Inc.	43,288
84,625	Scientific Games Corp. (Class A Stock)*	696,464
9,700	Speedway Motorsports, Inc.	158,110
2,000	Town Sports International Holdings, Inc.*	25,200
74,036	WMS Industries, Inc.*	1,216,411

		9,683,305

	Environmental Control
9,700	CECO Environmental Corp.	85,845
86,600	EnergySolutions, Inc.*	247,676
4,200	Metalico, Inc.*	8,946

		342,467

	Environmental Services—0.2%
14,100	Darling International, Inc.*	233,073
95,328	Tetra Tech, Inc.*	2,472,808

		2,705,881

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	69

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial—Bank & Trust—0.5%
6,300	Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	$141,750
82,644	Boston Private Financial Holdings, Inc.	761,978
31,387	Citizens Republic Bancorp, Inc.*	569,360
12,200	First BanCorp (Puerto Rico)*	51,728
2,800	First BanCorp (United States)	29,260
7,200	First Merchants Corp.	105,912
183,433	First Midwest Bancorp, Inc.	2,269,066
6,300	Flushing Financial Corp.	97,965
29,700	FNB Corp.	318,681
5,075	Heartland Financial USA, Inc.	145,653
10,710	Lakeland Bancorp, Inc.	106,350
1,700	Park National Corp.(a)	113,135
45,959	Prospect Capital Corp.	544,155
5,500	StellarOne Corp.	75,460
250,845	Synovus Financial Corp.(a)	614,570
2,000	Tompkins Financial Corp.	80,960

		6,025,983

	Financial Services—1.1%
1,700	Alliance Financial Corp.	76,976
4,200	Berkshire Hills Bancorp, Inc.	98,616
32,400	BGC Partners, Inc. (Class A Stock)	151,632
45,300	CVB Financial Corp.	490,146
31,300	Deluxe Corp.	986,263
159,700	Eaton Vance Corp.	4,493,958
12,800	Encore Capital Group, Inc.*	371,200
92,700	First Commonwealth Financial Corp.	607,185
11,400	First Community Bancshares, Inc.	170,772
38,900	National Financial Partners Corp.*	713,815
6,300	NBT Bancorp, Inc.	134,001
14,200	Nelnet, Inc. (Class A Stock)	346,622
4,500	OceanFirst Financial Corp.	62,730
44,600	Ocwen Financial Corp.*	1,720,222
74,615	PacWest Bancorp	1,678,837
8,900	Provident Financial Services, Inc.	133,500
7,900	Renasant Corp.	145,439
1,400	Suffolk Bancorp*	21,028
10,200	Trustco Bank Corp.	56,916
8,200	World Acceptance Corp.*(a)	547,432

		13,007,290

	Food & Staples Retailing—1.1%
105,200	Andersons, Inc. (The)	4,132,256
34,640	Casey’s General Stores, Inc.	1,785,692

See Notes to Financial Statements.

70	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food & Staples Retailing (continued)
96,600	Harris Teeter Supermarkets, Inc.	$3,617,670
85,100	Weis Markets, Inc.	3,502,716

		13,038,334

	Food Products—0.9%
100,200	Cal-Maine Foods, Inc.	4,321,626
105,217	Ingredion, Inc.	6,466,637

		10,788,263

	Foods—1.1%
61,140	Dole Food Co., Inc.*(a)	769,752
3,000	John B Sanfilippo & Son, Inc.*	50,460
113,500	Post Holdings, Inc.*	3,580,925
19,800	Sanderson Farms, Inc.	896,742
34,400	Spartan Stores, Inc.	493,984
16,518	TreeHouse Foods, Inc.*	884,539
105,400	United Natural Foods, Inc.*	5,611,496
6,400	WhiteWave Foods Co. (Class A Stock)*	105,408

		12,393,306

	Furniture
8,000	Knoll, Inc.	115,120

	Gas Utilities—2.8%
66,700	AGL Resources, Inc.	2,723,361
222,125	Atmos Energy Corp.	7,989,836
131,890	South Jersey Industries, Inc.	6,672,315
14,500	Southwest Gas Corp.	630,315
284,308	Swift Energy Co.*(a)	4,750,787
129,700	UGI Corp.	4,188,013
151,468	WGL Holdings, Inc.	6,023,882

		32,978,509

	Hand/Machine Tools—0.6%
122,500	Franklin Electric Co., Inc.	7,097,650

	Healthcare Equipment & Supplies—2.4%
145,500	Cantel Medical Corp.	3,784,455
45,300	Cooper Cos., Inc. (The)	4,347,894
19,500	Greatbatch, Inc.*	428,610
139,700	Invacare Corp.	1,906,905
141,903	STERIS Corp.	5,053,166
163,605	Teleflex, Inc.(a)	11,116,960
27,875	West Pharmaceutical Services, Inc.	1,501,626

		28,139,616

	Healthcare Products—1.0%
11,300	Integra LifeSciences Holdings Corp.*	432,225

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	71

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Healthcare Products (continued)
245,100	PSS World Medical, Inc.*(a)	$7,014,762
70,500	Sirona Dental Systems, Inc.*	4,036,830

		11,483,817

	Healthcare Providers & Services—1.4%
134,800	AMERIGROUP Corp.*	12,312,632
134,600	Owens & Minor, Inc.(a)	3,832,062

		16,144,694

	Healthcare Services—1.6%
16,992	Almost Family, Inc.*	352,244
174,600	Amedisys, Inc.*(a)	1,927,584
55,460	AmSurg Corp.*	1,581,719
101,500	Five Star Quality Care, Inc.*	533,890
60,076	HealthSouth Corp.*	1,329,482
162,400	Healthways, Inc.*	1,580,152
75,275	LifePoint Hospitals, Inc.*	2,660,219
101,283	MEDNAX, Inc.*(a)	6,986,501
700	Molina Healthcare, Inc.*	17,549
5,300	Select Medical Holdings Corp.*	56,127
58,200	Skilled Healthcare Group, Inc. (Class A Stock)*	452,214
35,700	Sun Healthcare Group, Inc.*	302,022
29,700	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*(a)	535,788

		18,315,491

	Holding Companies
7,900	National Bank Holdings Corp. (Class A Stock)*	150,100

	Home Builders—0.7%
6,100	KB Home	97,478
8,600	MDC Holdings, Inc.	328,864
154,700	Meritage Homes Corp.*(a)	5,720,806
53,100	Ryland Group, Inc. (The)	1,798,497
42,500	Standard Pacific Corp.*(a)	293,250

		8,238,895

	Home Furnishings—0.1%
42,589	Ethan Allen Interiors, Inc.(a)	1,252,543
18,926	Kimball International, Inc. (Class B Stock)	225,976
12,800	VOXX International Corp.*	79,616

		1,558,135

	Hotels, Restaurants & Leisure—1.0%
94,850	Choice Hotels International, Inc.	2,967,857
63,800	Cracker Barrel Old Country Store, Inc.	4,060,870

See Notes to Financial Statements.

72	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels, Restaurants & Leisure (continued)
258,147	International Game Technology(a)	$3,314,607
44,900	International Speedway Corp. (Class A Stock)	1,144,950

		11,488,284

	Household Durables—0.3%
73,131	Harman International Industries, Inc.	3,066,383

	Household Products—0.3%
6,600	Lifetime Brands, Inc.	73,260
58,725	WD-40 Co.	2,810,579

		2,883,839

	Industrial Products—0.2%
47,604	Brady Corp. (Class A Stock)	1,464,299
30,840	Kaydon Corp.	689,582

		2,153,881

	Insurance—4.6%
71,486	Alterra Capital Holdings Ltd. (Bermuda)	1,746,403
363,675	American Equity Investment Life Holding Co.(a)	4,185,899
86,700	American Financial Group, Inc.	3,363,960
4,500	American Safety Insurance Holdings Ltd. (Bermuda)*	75,870
16,100	AMERISAFE, Inc.*	422,625
11,400	AmTrust Financial Services, Inc.	275,880
9,100	Aspen Insurance Holdings Ltd. (Bermuda)	294,385
14,800	Assured Guaranty Ltd. (Bermuda)	205,572
556,975	CNO Financial Group, Inc.	5,335,820
126,581	Employers Holdings, Inc.	2,310,103
29,309	Endurance Specialty Holdings Ltd. (Bermuda)	1,188,480
29,085	Hanover Insurance Group, Inc. (The)	1,050,259
127,300	HCC Insurance Holdings, Inc.	4,536,972
88,175	Horace Mann Educators Corp.	1,693,842
35,341	Infinity Property & Casualty Corp.	2,018,325
9,100	Maiden Holdings Ltd. (Bermuda)	76,895
14,200	Meadowbrook Insurance Group, Inc.	79,804
46,620	Platinum Underwriters Holdings Ltd. (Bermuda)	2,069,928
22,817	ProAssurance Corp.	2,039,840
207,500	Protective Life Corp.	5,664,750
126,052	Reinsurance Group of America, Inc.	6,670,672
9,500	Selective Insurance Group, Inc.	175,655
113,700	State Auto Financial Corp.	1,835,118
15,000	Symetra Financial Corp.	179,250
172,783	Tower Group, Inc.	3,113,550
123,300	United Fire Group, Inc.	2,930,841

		53,540,698

	Internet Services—0.1%
3,900	Bazaarvoice, Inc.*(a)	49,764

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	73

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Internet Services (continued)
31,905	Comtech Telecommunications Corp.	$803,049
8,300	Envivio, Inc.*	17,845
1,500	ExactTarget, Inc.*	34,980
2,300	Kayak Software Corp.*	76,199
800	Shutterstock, Inc.*	19,000
1,600	Trulia, Inc.*(a)	36,080
44,300	United Online, Inc.	237,448

		1,274,365

	Internet Software & Services—0.4%
144,100	J2 Global, Inc.(a)	4,328,764

	Investment Companies—0.1%
19,900	American Capital Ltd.*	234,621
3,986	Fidus Investment Corp.	66,965
5,000	Gladstone Capital Corp.	44,500
12,908	KCAP Financial, Inc.	117,075
18,915	MCG Capital Corp.	88,144

		551,305

	IT Services—0.5%
177,125	Broadridge Financial Solutions, Inc.	4,065,019
21,807	CACI International, Inc. (Class A Stock)*(a)	1,099,727

		5,164,746

	Leisure Equipment & Products—0.4%
133,991	Callaway Golf Co.(a)	731,591
90,800	Sturm Ruger & Co., Inc.(a)	4,288,484

		5,020,075

	Life Science Tools & Services—0.5%
199,448	PerkinElmer, Inc.	6,168,927

	Machinery—3.5%
170,275	Actuant Corp. (Class A Stock)	4,808,566
166,400	Barnes Group, Inc.	3,807,232
53,200	Briggs & Stratton Corp.	1,050,700
900	Cascade Corp.	58,491
102,200	Crane Co.	4,290,356
189,400	Harsco Corp.	3,786,106
31,221	IDEX Corp.	1,327,829
207,439	ITT Corp.	4,314,731
42,721	Kadant, Inc.*	1,037,693
97,800	Kennametal, Inc.	3,464,076
300	Robbins & Myers, Inc.	17,784

See Notes to Financial Statements.

74	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery (continued)
183,400	Titan International, Inc.(a)	$3,847,732
68,850	Valmont Industries, Inc.	9,301,635

		41,112,931

	Machinery & Equipment—0.1%
3,300	Altra Holdings, Inc.	59,466
99,544	Intermec, Inc.*	674,908
33,188	Terex Corp.*	748,390

		1,482,764

	Manufacturing—0.4%
3,400	Ceradyne, Inc.	118,864
44,837	EnPro Industries, Inc.*(a)	1,639,241
2,300	Koppers Holdings, Inc.	82,110
3,900	Park-Ohio Holdings Corp.*	86,268
1,300	Proto Labs, Inc.*	45,110
2,400	Standex International Corp.	110,976
19,500	STR Holdings, Inc.*(a)	41,925
43,514	Trimas Corp.*	1,091,331
36,626	Zebra Technologies Corp. (Class A Stock)*	1,315,972

		4,531,797

	Media—1.1%
159,961	Belo Corp. (Class A Stock)	1,196,508
168,300	Cinemark Holdings, Inc.	4,155,327
13,600	Courier Corp.	163,880
31,700	Demand Media, Inc.*(a)	270,401
131,100	Meredith Corp.(a)	4,387,917
5,200	Salem Communications Corp. (Class A Stock)	30,992
38,900	Sinclair Broadcast Group, Inc. (Class A Stock)	490,140
53,950	Wiley, (John) & Sons, Inc. (Class A Stock)	2,340,351

		13,035,516

	Metal Fabricate/Hardware
15,200	NN, Inc.*	125,856

	Metals & Mining—3.1%
37,890	Allegheny Technologies, Inc.	998,402
183,200	AMCOL International Corp.	5,785,456
14,200	Cloud Peak Energy, Inc.*	299,620
23,800	Coeur d’Alene Mines Corp.*	735,658
15,927	Compass Minerals International, Inc.	1,255,844
184,100	Globe Specialty Metals, Inc.	2,767,023
352,300	HudBay Minerals, Inc. (Canada)	3,272,867
144,400	IAMGOLD Corp. (Canada)	2,251,196
9,200	LB Foster Co. (Class A Stock)	303,692
52,975	Reliance Steel & Aluminum Co.	2,878,661
18,600	Revett Minerals, Inc. (Canada)*	66,588

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	75

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Metals & Mining (continued)
47,400	Royal Gold, Inc.	$4,174,992
66,571	RTI International Metals, Inc.*(a)	1,517,153
307,900	Steel Dynamics, Inc.	3,894,935
9,100	SunCoke Energy, Inc.*	146,237
120,800	Timken Co.	4,770,392
15,500	US Silica Holdings, Inc.*(a)	198,400
2,400	Westmoreland Coal Co.*(a)	24,672
47,200	Worthington Industries, Inc.	1,020,464

		36,362,252

	Multi-Utilities
12,000	NorthWestern Corp.	429,720

	Office Equipment—0.1%
58,712	Interface, Inc.	840,169

	Oil & Gas—0.1%
11,100	Energy XXI (Bermuda) Ltd. (Bermuda)	367,410
61,102	Goodrich Petroleum Corp.*(a)	753,388

		1,120,798

	Oil, Gas & Consumable Fuels—4.0%
145,100	Berry Petroleum Co. (Class A Stock)	5,587,801
3,600	Bonanza Creek Energy, Inc.*	89,172
22,800	C&J Energy Services, Inc.*(a)	441,864
32,900	Cimarex Energy Co.	1,881,222
64,100	Core Laboratories NV (Netherlands)	6,644,606
134,200	CVR Energy, Inc.*	4,931,850
7,800	Diamondback Energy, Inc.*	132,834
75,200	Energen Corp.	3,508,080
37,800	EPL Oil & Gas, Inc.*	817,992
11,100	Forum Energy Technologies, Inc.*	247,641
30,600	Helix Energy Solutions Group, Inc.*	529,074
77,000	HollyFrontier Corp.	2,974,510
8,400	Laclede Group, Inc. (The)	349,776
7,750	New Jersey Resources Corp.	344,565
401,800	Newpark Resources, Inc.*	2,728,222
9,500	Northwest Natural Gas Co.	442,035
171,975	Oasis Petroleum, Inc.*(a)	5,050,906
378,925	Precision Drilling Corp. (Canada)*	2,728,260
7,500	RPC, Inc.	85,950
8,663	Superior Energy Services, Inc.*	176,119
22,600	VAALCO Energy, Inc.*	184,642
24,500	W&T Offshore, Inc.	415,275

See Notes to Financial Statements.

76	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
60,800	Western Refining, Inc.	$1,512,096
121,300	World Fuel Services Corp.	4,209,110

		46,013,602

	Paper & Forest Products—0.4%
28,500	Boise, Inc.	239,115
151,100	Buckeye Technologies, Inc.	3,958,820
1,800	Domtar Corp.	143,550
5,300	P.H. Glatfelter Co.	94,393
15,000	Resolute Forest Products*(a)	183,000
2,200	Schweitzer-Mauduit International, Inc.	77,066

		4,695,944

	Personal Products—0.2%
115,315	Prestige Brands Holdings, Inc.*	2,005,328

	Pharmaceuticals—0.1%
2,100	Achillion Pharmaceuticals, Inc.*(a)	19,824
16,700	Alkermes PLC (Ireland)*	309,451
16,600	Impax Laboratories, Inc.*	352,750
10,300	Progenics Pharmaceuticals, Inc.*	29,355

		711,380

	Pipelines—0.5%
126,400	ONEOK, Inc.	5,978,720

	Printing & Publishing
36,700	Journal Communications, Inc. (Class A Stock)*	205,887

	Professional Services—0.5%
97,231	Towers Watson & Co. (Class A Stock)	5,222,277

	Railroads
5,500	FreightCar America, Inc.	105,875

	Real Estate
5,500	Realogy Holdings Corp.*(a)	195,470

	Real Estate Investment Trusts—5.5%
13,900	American Campus Communities, Inc.	629,809
70,300	American Realty Capital Trust, Inc.	792,281
145,600	Anworth Mortgage Asset Corp.	893,984
53,500	Ashford Hospitality Trust, Inc.	459,565
130,750	Associated Estates Realty Corp.	1,959,942
48,800	CapLease, Inc.	250,344
81,800	Capstead Mortgage Corp.	1,007,776
63,092	CBL & Associates Properties, Inc.	1,411,368
53,900	Cedar Realty Trust, Inc.	285,131
16,400	Chesapeake Lodging Trust(a)	309,140
21,600	Coresite Realty Corp.	490,968

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	77

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (continued)
35,800	CYS Investments, Inc.	$480,436
69,000	DCT Industrial Trust, Inc.	445,050
1,600	EastGroup Properties, Inc.	83,296
117,001	Education Realty Trust, Inc.	1,232,021
5,300	Entertainment Properties Trust	235,585
78,771	Equity One, Inc.	1,646,314
143,050	Excel Trust, Inc.	1,759,515
5,700	Extra Space Storage, Inc.	196,593
44,100	FelCor Lodging Trust, Inc.*	194,040
71,100	First Industrial Realty Trust, Inc.*	949,185
239,300	First Potomac Realty Trust	2,850,063
360,700	Franklin Street Properties Corp.(a)	4,115,587
5,000	Getty Realty Corp.(a)	91,550
123,600	Hatteras Financial Corp.	3,370,572
250,875	Hersha Hospitality Trust	1,146,499
143,900	Highwoods Properties, Inc.	4,640,775
1,600	Home Properties, Inc.	97,264
4,600	Invesco Mortgage Capital, Inc.	98,578
19,900	Kite Realty Group Trust	108,853
79,925	LaSalle Hotel Properties	1,913,405
251,421	Lexington Realty Trust(a)	2,385,985
11,400	LTC Properties, Inc.	376,314
442,200	Medical Properties Trust, Inc.	5,076,456
239,967	MFA Financial, Inc.	1,960,530
30,448	Mid-America Apartment Communities, Inc.	1,970,290
8,700	National Retail Properties, Inc.(a)	275,616
186,700	Omega Healthcare Investors, Inc.(a)	4,282,898
35,200	Parkway Properties, Inc.	484,704
44,300	Pennsylvania Real Estate Investment Trust	732,279
56,800	PS Business Parks, Inc.	3,642,584
10,300	Ramco-Gershenson Properties Trust	133,488
44,500	Redwood Trust, Inc.	693,755
312,197	Retail Properties of America, Inc. (Class A Stock)	3,821,291
148,300	Starwood Property Trust, Inc.	3,399,036
5,100	Sun Communities, Inc.	214,098
13,000	Winthrop Realty Trust	142,220

		63,737,033

	Restaurants
3,900	Bloomin’ Brands, Inc.*	53,313

	Retail—0.5%
24,585	ANN, Inc.*	864,409
4,600	Del Frisco’s Restaurant Group, Inc.*	68,080
76,874	Express, Inc.*	855,608

See Notes to Financial Statements.

78	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail (continued)
3,400	Five Below, Inc.*(a)	$112,676
9,400	Insight Enterprises, Inc.*	151,998
35,383	Men’s Wearhouse, Inc. (The)	1,160,208
124,454	Pantry, Inc. (The)*	1,650,882
500	Papa John’s International, Inc.*	26,660
42,032	Regis Corp.	700,253
25,100	Tuesday Morning Corp.*	149,847

		5,740,621

	Retail & Merchandising—0.5%
18,500	Cabela’s, Inc.*(a)	828,985
39,462	Conn’s, Inc.*(a)	999,572
4,700	Dillard’s, Inc. (Class A Stock)	361,900
75,650	Lithia Motors, Inc. (Class A Stock)	2,587,230
83,800	OfficeMax, Inc.	615,930
38,500	Ruth’s Hospitality Group, Inc.*	256,025

		5,649,642

	Road & Rail—0.3%
154,079	Werner Enterprises, Inc.	3,568,470

	Savings & Loan
8,300	First Financial Holdings, Inc.	117,030
3,000	HomeStreet, Inc.*	134,340

		251,370

	Semiconductors—1.9%
105,100	Amkor Technology, Inc.*(a)	454,032
105,684	Cabot Microelectronics Corp.	3,149,383
8,300	DSP Group, Inc.*	45,650
167,363	Emulex Corp.*	1,164,846
478,158	Entegris, Inc.*	3,920,896
32,500	First Solar, Inc.*(a)	790,075
161,800	GT Advanced Technologies, Inc.*(a)	702,212
38,375	Hittite Microwave Corp.*	2,173,560
227,800	International Rectifier Corp.*	3,528,622
5,000	IXYS Corp.*	47,600
116,500	MKS Instruments, Inc.	2,752,895
17,300	Peregrine Semiconductor Corp.*	306,383
18,500	Photronics, Inc.*	90,465
14,700	PMC - Sierra, Inc.*	68,796
5,500	Rudolph Technologies, Inc.*	52,305
112,750	Semtech Corp.*	2,815,368
11,600	Ultra Clean Holdings, Inc.*	53,708

		22,116,796

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	79

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors & Semiconductor Equipment—0.9%
417,700	Brooks Automation, Inc.	$3,011,617
15,500	Integrated Silicon Solution, Inc.*	132,525
8,100	Intermolecular, Inc.*	56,781
57,200	LTX-Credence Corp.*	318,604
161,575	Microsemi Corp.*	3,102,240
42,100	Mindspeed Technologies, Inc.*	143,561
353,274	RF Micro Devices, Inc.*	1,557,938
3,900	Skyworks Solutions, Inc.*	91,260
52,150	Veeco Instruments, Inc.*(a)	1,601,005

		10,015,531

	Software—1.4%
5,500	Audience, Inc.*	41,387
11,400	CSG Systems International, Inc.*	234,954
3,400	Demandware, Inc.*(a)	100,946
7,800	Digi International, Inc.*	73,476
9,500	Eloqua, Inc.*	221,635
6,100	EPIQ Systems, Inc.	74,481
77,168	Fair Isaac Corp.	3,596,029
1,900	Guidewire Software, Inc.*	58,216
5,200	Infoblox, Inc.*	86,372
61,125	Manhattan Associates, Inc.*	3,667,500
49,700	MedAssets, Inc.*	881,181
1,200	Proofpoint, Inc.*	15,852
131,725	SS&C Technologies Holdings, Inc.*	3,165,352
125,200	Verint Systems, Inc.*	3,414,204
1,900	Workday, Inc. (Class A Stock)*	92,150

		15,723,735

	Specialty Retail—2.7%
482,100	Aaron’s, Inc.	14,863,143
24,719	Abercrombie & Fitch Co. (Class A Stock)	755,907
33,400	Brown Shoe Co., Inc.	527,052
89,100	Buckle, Inc. (The)(a)	4,024,647
61,725	DSW, Inc. (Class A Stock)	3,863,368
124,975	Group 1 Automotive, Inc.	7,749,700

		31,783,817

	Storage/Warehouse
17,000	Wesco Aircraft Holdings, Inc.*	226,950

	Telecommunications—1.1%
2,800	Anixter International, Inc.(a)	164,136
445,716	Arris Group, Inc.*	6,124,138
17,500	Aviat Networks, Inc.*	39,900

See Notes to Financial Statements.

80	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Telecommunications (continued)
12,200	Black Box Corp.	$267,424
19,500	Consolidated Communications Holdings, Inc.(a)	301,080
3,400	Oplink Communications, Inc.*	50,524
6,400	Plantronics, Inc.	207,616
39,200	Premiere Global Services, Inc.*	333,200
70,500	SBA Communications Corp. (Class A Stock)*(a)	4,697,415
7,800	Symmetricon, Inc.*	47,970

		12,233,403

	Textiles, Apparel & Luxury Goods—1.9%
16,713	Columbia Sportswear Co.(a)	942,613
13,100	Jones Group, Inc. (The)	154,711
19,450	Perry Ellis International, Inc.*	401,448
88,300	PVH Corp.	9,712,117
1,900	Skechers USA, Inc. (Class A Stock)*	31,540
117,632	True Religion Apparel, Inc.	3,017,261
177,000	Wolverine World Wide, Inc.	7,410,990

		21,670,680

	Thrifts & Mortgage Finance—0.6%
296,000	Astoria Financial Corp.	2,968,880
8,900	BankFinancial Corp.	71,467
4,200	BofI Holding, Inc.*	118,104
237,100	Washington Federal, Inc.	3,978,538

		7,136,989

	Tobacco—0.4%
87,100	Universal Corp.(a)	4,316,676

	Trading Companies & Distributors—1.4%
19,650	Applied Industrial Technologies, Inc.	797,594
111,200	TAL International Group, Inc.	3,796,368
130,100	United Rentals, Inc.*(a)	5,289,866
103,866	WESCO International, Inc.*(a)	6,738,826

		16,622,654

	Transportation—0.1%
12,200	Aircastle Ltd. (Bermuda)	135,786
4,100	Amerco, Inc.	473,714
10,200	Gulfmark Offshore, Inc. (Class A Stock)*	329,664
8,387	Quality Distribution, Inc.*	72,128
13,300	Swift Transporation Co.*	129,675
2,700	Universal Truckload Services, Inc.	42,768

		1,183,735

	Water Utilities
2,000	American States Water Co.	88,040
2,000	Artesian Resources Corp. (Class A Stock)	46,020

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	81

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Water Utilities (continued)
3,400	California Water Service Group	$62,628
1,700	Consolidated Water Co. Ltd. (Ordinary Shares) (Cayman Islands)	13,345

		210,033

	TOTAL COMMON STOCKS (cost $910,347,291)	1,100,462,637

	EXCHANGE TRADED FUND—0.1%
17,409	iShares Russell 2000 Index Fund (cost $1,363,099)(a)	1,414,307

	UNAFFILIATED MUTUAL FUNDS—0.6%
42,800	Apollo Investment Corp.	340,260
396,775	Ares Capital Corp.(a)	6,927,692

	TOTAL UNAFFILIATED MUTUAL FUNDS (cost $6,229,398)	7,267,952

PRINCIPAL AMOUNT (000)#

	U.S. TREASURY OBLIGATION
$385	U.S. Treasury Notes(k) 0.50%, 11/30/12 (cost $385,105)	385,090

	TOTAL LONG-TERM INVESTMENTS (cost $918,324,893)	1,109,529,986

SHARES	SHORT-TERM INVESTMENT—15.7%

	AFFILIATED MONEY MARKET MUTUAL FUND
182,531,196	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $182,531,196; includes $127,934,631 of cash collateral for securities on loan)(b)(w) (Note 3)	182,531,196

	TOTAL INVESTMENTS—111.0% (cost $1,100,856,089; Note 5)	1,292,061,182
	Liabilities in excess of other assets(x)—(11.0%)	(128,103,264)

	NET ASSETS—100%	$1,163,957,918

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $126,089,619; cash collateral of $127,934,631 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Financial Statements.

82	THE TARGET PORTFOLIO TRUST

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized depreciation on the following derivative contracts held at reporting end:

Futures contracts open at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Depreciation
Long Positions:
24	Russell 2000 Mini	Dec. 2012	$1,995,050	$1,959,120	$(35,930)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,100,462,637	$—	$—
Exchange Traded Fund	1,414,307	—	—
Unaffiliated Mutual Funds	7,267,952	—	—
U.S. Treasury Obligation	—	385,090	—
Affiliated Money Market Mutual Fund	182,531,196	—	—
Other Financial Instruments*
Futures	(35,930)	—	—

Total	$1,291,640,162	$385,090	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (11.0% represents investments purchased with collateral from securities on loan)	15.7%
Real Estate Investment Trusts	5.5
Insurance	4.6
Commercial Banks	4.1
Oil, Gas & Consumable Fuels	4.0
Chemicals	3.9
Machinery	3.5
Aerospace & Defense	3.1
Metals & Mining	3.1
Gas Utilities	2.8
Specialty Retail	2.7
Energy Equipment & Services	2.7
Banks	2.5
Commercial Services & Supplies	2.5%
Healthcare Equipment & Supplies	2.4
Containers & Packaging	2.2
Electric Utilities	2.0
Electronics	2.0
Semiconductors	1.9
Textiles, Apparel & Luxury Goods	1.9
Healthcare Services	1.6
Trading Companies & Distributors	1.4
Healthcare Providers & Services	1.4
Software	1.4
Consumer Products & Services	1.3
Electrical Equipment	1.2
Capital Markets	1.2
Consumer Finance	1.2

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	83

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Industry (cont’d.)
Food & Staples Retailing	1.1%
Media	1.1
Financial Services	1.1
Foods	1.1
Telecommunications	1.1
Hotels, Restaurants & Leisure	1.0
Healthcare Products	1.0
Computer Services & Software	0.9
Food Products	0.9
Semiconductors & Semiconductor Equipment	0.9
Entertainment & Leisure	0.8
Construction & Engineering	0.7
Home Builders	0.7
Unaffiliated Mutual Funds	0.6
Building Products	0.6
Thrifts & Mortgage Finance	0.6
Hand/Machine Tools	0.6
Diversified Financial Services	0.6
Life Science Tools & Services	0.5
Financial—Bank & Trust	0.5
Pipelines	0.5
Electronic Equipment & Instruments	0.5
Electronic Equipment, Instrument & Components	0.5
Retail	0.5
Retail & Merchandising	0.5
Professional Services	0.5
IT Services	0.5
Leisure Equipment & Products	0.4
Computers & Peripherals	0.4
Paper & Forest Products	0.4
Commercial Services	0.4%
Manufacturing	0.4
Air Freight & Logistics	0.4
Drugs & Healthcare	0.4
Internet Software & Services	0.4
Tobacco	0.4
Beverages	0.3
Business Services	0.3
Road & Rail	0.3
Household Durables	0.3
Household Products	0.3
Environmental Services	0.2
Auto Parts and Equipment	0.2
Clothing & Apparel	0.2
Industrial Products	0.2
Personal Products	0.2
Home Furnishings	0.1
Machinery & Equipment	0.1
Exchange Traded Funds	0.1
Internet Services	0.1
Transportation	0.1
Airlines	0.1
Oil & Gas	0.1
Biotechnology	0.1
Office Equipment	0.1
Broadcasting	0.1
Pharmaceuticals	0.1
Investment Companies	0.1

111.0
Liabilities in excess of other assets	(11.0)

100.0%

See Notes to Financial Statements.

84	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—96.8%

	COMMON STOCKS—95.5%

	Australia—3.8%
286,100	Arrium Ltd.	$233,135
63,800	Bank of Queensland Ltd.	502,008
65,000	Bendigo and Adelaide Bank Ltd.	545,186
191,700	BlueScope Steel Ltd.*	94,523
93,300	Boart Longyear Ltd.	141,402
53,400	Caltex Australia Ltd.	944,564
248,800	Challenger Ltd.	834,206
213,375	Downer Edi Ltd.*	795,167
765,800	Emeco Holdings Ltd.	552,485
559,583	Goodman Fielder Ltd.*	339,814
45,491	GrainCorp Ltd.	579,416
108,300	Lend Lease Group	974,693
259,000	Metcash Ltd.	984,014
89,700	National Australia Bank Ltd.	2,401,398
252,800	Pacific Brands Ltd.	162,701
18,000	Rio Tinto Ltd.	1,063,923
61,300	Westpac Banking Corp.	1,623,272

		12,771,907

	Austria—0.6%
39,100	OMV AG	1,429,153
18,000	Voestalpine AG	566,933

		1,996,086

	Belgium—0.3%
102,600	AGFA-Gevaert NV*	167,560
20,300	Delhaize Group	776,063
16,878	Dexia SA*	3,938

		947,561

	Brazil—1.3%
184,660	BM&FBOVESPA SA	1,181,940
48,890	Embraer SA, ADR	1,364,520
73,550	Natura Cosmeticos SA	1,960,923

		4,507,383

	Canada—2.2%
25,880	Canadian National Railway Co.	2,234,685
41,947	Cenovus Energy, Inc.	1,479,642
59,630	Potash Corp. of Saskatchewan, Inc.	2,407,263
36,300	Teck Resources Ltd. (Class B Stock)	1,152,150

		7,273,740

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	85

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	China—2.6%
16,580	Baidu, Inc., ADR*	$1,767,759
785,043	China Merchants Bank Co. Ltd. (Class H Stock)	1,466,755
3,495,919	Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,314,058
425,999	Sinopharm Group Co. Ltd. (Class H Stock)	1,431,897
45,215	Tencent Holdings Ltd.	1,598,559

		8,579,028

	Denmark—1.5%
23,100	Danske Bank A/S*	361,229
40,500	H. Lundbeck A/S	705,101
25,633	Novo Nordisk A/S (Class B Stock)	4,130,871

		5,197,201

	Finland—0.2%
41,200	Tieto Oyj	790,336

	France—8.6%
24,528	Air Liquide SA	2,893,053
9,200	Arkema SA	838,770
62,600	AXA SA	995,164
26,100	BNP Paribas	1,312,916
39,021	Cie Generale des Etablissements Michelin (Class B Stock)	3,351,218
7,600	Ciments Francais SA	462,490
97,828	Credit Agricole SA*	736,449
23,317	LVMH Moet Hennessy Louis Vuitton SA	3,789,859
43,200	Publicis Groupe SA	2,327,364
6,800	Rallye SA	207,212
12,500	Renault SA	559,123
42,700	Sanofi	3,753,518
26,100	SCOR SE	696,546
13,611	Societe Generale*	432,665
31,600	Thales SA	1,111,398
49,700	Total SA	2,500,718
16,400	Valeo SA	720,603
105,700	Vivendi	2,162,581

		28,851,647

	Germany—11.4%
45,290	Adidas AG	3,858,502
37,486	Allianz SE	4,647,852
3,600	Aurubis AG	227,613
21,900	BASF SE	1,814,687
28,900	Bayer AG	2,516,838
34,000	Daimler AG	1,587,581
67,000	Deutsche Bank AG	3,036,850

See Notes to Financial Statements.

86	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Germany (continued)
76,100	Deutsche Post AG	$1,508,645
35,700	E.ON AG	811,153
48,100	Freenet AG	795,204
47,460	Fresenius Medical Care AG & Co. KGaA	3,333,494
12,800	Hannover Rueckversicherung AG	900,373
7,400	Heidelberger Druckmaschinen AG*	11,097
5,100	Merck KGaA	651,778
16,400	Metro AG	472,431
8,400	Muenchener Rueckversicherungs-Gesellschaft AG	1,350,062
18,900	Rheinmetall AG	901,861
22,000	RWE AG	1,005,301
42,752	SAP AG	3,114,193
32,800	Siemens AG	3,296,495
12,100	Volkswagen AG	2,358,772

		38,200,782

	Hong Kong—3.2%
288,655	AIA Group Ltd.	1,143,439
36,000	Cheung Kong Holdings Ltd.	531,868
1,582,288	CNOOC Ltd.	3,287,055
583,200	First Pacific Co. Ltd.	649,417
167,704	Hong Kong Exchanges and Clearing Ltd.	2,767,639
175,900	Kingboard Chemical Holdings Ltd.	523,157
1,824,000	Shougang Fushan Resources Group Ltd.	637,807
308,300	Yue Yuen Industrial Holdings Ltd.	1,064,125

		10,604,507

	Ireland—1.2%
27,364	Accenture PLC (Class A Stock)	1,844,607
60,300	Allied Irish Banks PLC*	3,986
41,500	Covidien PLC	2,280,425
33,100	Permanent TSB Group Holdings PLC*	1,073
15,500	Irish Life & Permanent Group Holdings PLC*	502

		4,130,593

	Israel—2.0%
182,600	Bank Hapoalim BM*	717,489
36,345	Check Point Software Technologies Ltd.*	1,618,443
10,500	Elbit Systems Ltd.	369,858
29,400	Teva Pharmaceutical Industries Ltd	1,194,577
67,518	Teva Pharmaceutical Industries Ltd., ADR	2,729,078

		6,629,445

	Italy—1.4%
15,900	Banco Popolare Scarl*	25,349
361,000	Enel SpA	1,356,932
104,300	ENI SpA	2,394,174
50,900	Finmeccanica SpA*	252,151

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	87

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Italy (continued)
682,500	Telecom Italia SpA	$628,520

		4,657,126

	Japan—14.8%
22,600	Alpine Electronics, Inc.	196,189
36,400	Aoyama Trading Co. Ltd.	719,063
373,000	Aozora Bank Ltd.	1,051,297
124,000	Asahi Kasei Corp.	681,899
102,000	Calsonic Kansei Corp.	412,702
50,700	COMSYS Holdings Corp.	673,206
539	Dai-ichi Life Insurance Co. Ltd. (The)	621,170
10,755	Fanuc Corp.	1,712,339
187,100	Fukuoka Financial Group, Inc.	731,244
30,600	Fuyo General Lease Co. Ltd.	856,325
51,900	Heiwa Corp.	815,265
38,400	Hitachi Capital Corp.	736,926
169,160	JX Holdings, Inc.	900,576
19,400	K’s Holdings Corp.	519,326
62,211	KDDI Corp.	4,831,620
30,400	Keihin Corp.	366,338
115,875	Komatsu Ltd.	2,426,945
149,300	Kurabo Industries Ltd.	230,038
22,600	Kyorin Holdings, Inc.	477,875
56,700	Kyowa Exeo Corp.	594,487
247,900	Marubeni Corp.	1,605,465
3,900	Megmilk Snow Brand Co. Ltd.	65,855
9,100	Miraca Holdings, Inc.	384,724
17,800	Mitsubishi Corp.	317,738
955,875	Mitsubishi UFJ Financial Group, Inc.	4,322,571
26,900	Mitsui & Co. Ltd.	379,087
591,500	Mizuho Financial Group, Inc.	926,187
36,300	Namco Bandai Holdings, Inc.	570,214
65,700	Nichii Gakkan Co.	598,320
61,300	Nippon Electric Glass Co. Ltd.	311,760
59,200	Nippon Shokubai Co. Ltd.	580,654
47,100	Nippon Telegraph & Telephone Corp.	2,144,664
254,300	Nishi-Nippon City Bank Ltd. (The)	579,764
127,600	Nissan Motor Co. Ltd.	1,067,729
28,000	Nissan Shatai Co. Ltd.	306,902
800	NTT DoCoMo, Inc.	1,175,498
39,700	Otsuka Holdings Co. Ltd.	1,222,877
13,700	Sankyo Co. Ltd.	620,387
150,200	Sankyu, Inc.	523,056
52,600	Seino Holdings Co. Ltd.	303,094

See Notes to Financial Statements.

88	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
36,500	Shimachu Co. Ltd.	$806,539
28,200	Shizuoka Gas Co. Ltd.	200,646
149,600	Sumitomo Corp.	2,038,893
52,700	Sumitomo Mitsui Financial Group, Inc.	1,613,414
15,794	Sumitomo Mitsui Trust Holdings, Inc.	47,879
203,400	Toagosei Co. Ltd.	828,072
50,400	Toppan Forms Co. Ltd.	474,769
80,843	Toyota Motor Corp.	3,103,893
56,300	Toyota Tsusho Corp	1,228,543
9,500	Tsuruha Holdings, Inc.	719,967
130,100	Yokohama Rubber Co. Ltd. (The)	911,010

		49,535,001

	Korea—0.6%
1,590	Samsung Electronics Co. Ltd.	1,909,866

	Liechtenstein—0.1%
3,800	Verwaltungs-und Privat-Bank AG(g)	283,174

	Mexico—0.7%
787,880	Wal-Mart de Mexico SAB de CV (Class V Stock)	2,318,391

	Netherlands—3.4%
96,600	Aegon NV	539,394
120,200	ING Groep NV, CVA*	1,061,908
123,400	Koninklijke Ahold NV	1,571,130
22,300	Koninklijke DSM NV	1,145,031
94,100	Koninklijke KPN NV	594,101
9,200	Koninklijke Philips Electronics NV	230,024
5,700	Nutreco NV	426,658
4,300	Royal Dutch Shell PLC (Class A Stock)	147,445
136,500	Royal Dutch Shell PLC (Class B Stock)	4,825,201
32,000	Yandex NV*	744,960

		11,285,852

	New Zealand—0.2%
825,600	Air New Zealand Ltd.(g)	841,929

	Norway—0.7%
54,400	DnB ASA	679,368
11,700	Fred Olsen Energy ASA	548,954
43,500	Statoil ASA	1,075,044

		2,303,366

	Singapore—0.2%
56,000	United Overseas Bank Ltd.	838,761

	South Korea—0.6%
9,658	Hyundai Motor Co.	1,988,099

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	89

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Spain—1.3%
79,800	Banco Bilbao Vizcaya Argentaria SA	$665,793
67,800	Banco Espanol de Credito SA	247,026
208,800	Banco Santander SA	1,566,704
63,100	Repsol SA	1,261,149
35,300	Telefonica SA	464,859

		4,205,531

	Sweden—2.5%
87,100	Boliden AB	1,521,942
87,274	Hennes & Mauritz AB (Class B Stock)	2,953,914
43,547	NCC AB (Class B Stock)	814,754
35,900	Svenska Handelsbanken AB (Class A Stock)	1,229,700
61,000	Swedbank AB (Class A Stock)	1,131,179
80,400	Trelleborg AB (Class B Stock)	874,559

		8,526,048

	Switzerland—7.5%
71,000	ABB Ltd.*	1,279,266
13,600	Baloise Holding AG	1,136,132
4,400	Bucher Industries AG	824,439
34,200	Credit Suisse Group AG*	792,847
2,200	Georg Fischer AG*	771,287
60,243	Julius Baer Group Ltd.*	2,089,390
47,200	Nestle SA	2,995,297
82,305	Novartis AG	4,953,501
8,900	Roche Holding AG	1,711,575
2,660	Swatch Group AG (The)	1,100,788
6,800	Swiss Life Holding AG*	855,750
22,000	Swiss Re Ltd.*	1,520,133
6,370	Syngenta AG	2,488,356
32,600	UBS AG*	488,667
8,700	Zurich Insurance Group AG*	2,143,939

		25,151,367

	United Kingdom—21.0%
150,072	ARM Holdings PLC	1,610,500
68,000	AstraZeneca PLC	3,157,648
183,100	Aviva PLC	979,220
259,100	BAE Systems PLC	1,305,389
242,700	Barclays PLC	891,027
313,989	Beazley PLC	887,238
50,200	Berendsen PLC	456,091
165,000	BG Group PLC	3,055,457
124,200	Bodycote PLC	756,220

See Notes to Financial Statements.

90	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United Kingdom (continued)
484,600	BP PLC	$3,466,735
59,112	British American Tobacco PLC	2,928,079
685,700	BT Group PLC	2,351,433
41,439	Burberry Group PLC	779,736
1,058,300	Cable & Wireless Communications PLC	640,271
76,399	Carnival PLC	3,037,861
80,600	Cookson Group PLC	757,653
80,900	Dairy Crest Group PLC	465,292
507,900	Debenhams PLC	981,097
38,100	Drax Group PLC	345,235
43,300	Eurasian Natural Resources Corp. PLC	228,983
31,400	GlaxoSmithKline PLC	702,569
142,100	Home Retail Group PLC	261,649
356,947	HSBC Holdings PLC	3,518,784
204,800	Intermediate Capital Group PLC	1,008,681
397,300	J. Sainsbury PLC	2,273,510
600,543	Kingfisher PLC	2,805,642
621,400	Legal & General Group PLC	1,343,741
225,597	Marks & Spencer Group PLC	1,433,668
144,620	Marston’s PLC	286,127
41,789	Micro Focus International PLC	387,091
141,000	Mondi PLC	1,551,826
524,912	Old Mutual PLC	1,456,983
85,773	Pearson PLC	1,723,294
62,347	Reckitt Benckiser Group PLC	3,772,996
133,560	Rolls-Royce Holdings PLC*	1,841,739
177,900	Royal Bank of Scotland Group PLC*	792,364
293,000	RSA Insurance Group PLC	530,991
50,435	SABMiller PLC	2,160,500
127,690	Standard Chartered PLC	3,015,707
555,032	Tesco PLC	2,864,863
177,400	Thomas Cook Group PLC*	58,688
153,300	Tullett Prebon PLC	675,869
1,705,880	Vodafone Group PLC	4,631,728
461,600	WM Morrison Supermarkets PLC	1,995,621

		70,175,796

	United States—1.6%
44,357	Schlumberger Ltd.	3,084,142
34,700	Yum! Brands, Inc.	2,432,817

		5,516,959

	TOTAL COMMON STOCKS (cost $313,093,618)	320,017,482

	PREFERRED STOCKS—1.3%

	Brazil—0.4%
91,600	Itau Unibanco Holding SA (PRFC), ADR	1,335,528

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	91

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2012

SHARES	DESCRIPTION	VALUE (NOTE 1)
	PREFERRED STOCKS (continued)

	Germany—0.9%
14,466	Volkswagen AG (PRFC)	$2,992,500

	United Kingdom
10,150,560	Rolls-Royce Holdings PLC (PRFC C)*(g)	16,381

	TOTAL PREFERRED STOCKS (cost $3,194,914)	4,344,409

	TOTAL LONG-TERM INVESTMENTS (cost $316,288,532)	324,361,891

	SHORT-TERM INVESTMENT—1.7%

	AFFILIATED MONEY MARKET MUTUAL FUND
5,627,816	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $5,627,816)(w) (Note 3)	5,627,816

	TOTAL INVESTMENTS—98.5% (cost $321,916,348; Note 5)	329,989,707
	Other assets in excess of liabilities(x)—1.5%	4,891,330

	NET ASSETS—100%	$334,881,037

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

EUR—Euro

*	Non-income producing security.
(g)	Indicates a security or securities that have been deemed illiquid.
(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 11/08/12	State Street Bank	EUR	3,149	$4,137,451	$4,081,336	$(56,115)
Expiring 11/08/12	State Street Bank	EUR	1,351	1,706,000	1,751,348	45,348

				$5,843,451	$5,832,684	$(10,767)

See Notes to Financial Statements.

92	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at October 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 11/08/12	State Street Bank	EUR	6,964	$9,122,777	$9,026,355	$96,422

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$12,771,907	$—	$—
Austria	1,996,086	—	—
Belgium	947,561	—	—
Brazil	4,507,383	—	—
Canada	7,273,740	—	—
China	8,579,028	—	—
Denmark	5,197,201	—	—
Finland	790,336	—	—
France	28,851,647	—	—
Germany	38,200,782	—	—
Hong Kong	10,604,507	—	—
Ireland	4,130,593	—	—
Israel	6,629,445	—	—
Italy	4,657,126	—	—
Japan	49,535,001	—	—
Korea	1,909,866	—	—
Liechtenstein	283,174	—	—
Mexico	2,318,391	—	—
Netherlands	11,285,852	—	—
New Zealand	841,929	—	—
Norway	2,303,366	—	—
Singapore	838,761	—	—
South Korea	1,988,099	—	—
Spain	4,205,531	—	—
Sweden	8,526,048	—	—
Switzerland	25,151,367	—	—
United Kingdom	70,175,796	—	—
United States	5,516,959	—	—
Preferred Stocks:
Brazil	1,335,528	—	—
Germany	2,992,500	—	—
United Kingdom	—	16,381	—
Affiliated Money Market Mutual Fund	5,627,816	—	—

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	93

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2012

	Level 1	Level 2	Level 3
Other Financial Instruments*
Forward foreign currency exchange contracts	$—	$85,655	$—

Total	$329,973,326	$102,036	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 10/31/11 was $258,139,864, which was a result of valuing investments using third party vendor modeling tools. An amount of $203,135,668 was transferred from Level 2 into Level 1 at 10/31/12 as a result of using quoted prices in active market for such foreign securities.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2012 were as follows:

Commercial Banks	13.2%
Oil & Gas	9.2
Pharmaceuticals	7.9
Insurance	6.5
Telecommunications	5.9
Retail	5.1
Chemicals	5.0
Food	4.7
Automobile Manufacturers	4.2
Diversified Financial Services	2.9
Auto Parts and Equipment	1.9
Aerospace/Defense	1.9
Machinery & Equipment	1.8
Apparel	1.7
Affiliated Money Market Mutual Fund	1.7
Distribution/Wholesale	1.7
Software	1.5
Transportation	1.4
Miscellaneous Manufacturers	1.4
Entertainment & Leisure	1.3
Engineering/Construction	1.2
Holding Companies—Diversified	1.2
Internet	1.2
Mining	1.2
Household Products/Wares	1.1
Healthcare Services	1.1
Semiconductors	1.1
Agriculture	1.1%
Electric	0.9
Beverages	0.8
Advertising	0.7
Healthcare—Products	0.7
Cosmetics & Toiletries	0.6
Computer Services & Software	0.5
Media	0.5
Forest & Paper Products	0.5
Real Estate	0.5
Commercial Services	0.4
Iron/Steel	0.4
Airlines	0.2
Computers	0.2
Industrial Conglomerates	0.2
Metal Fabricate/Hardware	0.2
Coal	0.2
Toys/Games/Hobbies	0.2
Trading Companies & Distributors	0.2
Electronics	0.2
Building Materials	0.1
Textiles	0.1
Home Furnishings	0.1

98.5
Other assets in excess of liabilities	1.5

100.0%

See Notes to Financial Statements.

94	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	Total Return Bond Portfolio

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—86.4%

		ASSET-BACKED SECURITIES—1.4%
B3	$4	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A 0.431%(c), 12/25/36	$4,232
Ba1	655	Countrywide Asset-Backed Certificates, Series 2006-15, Class A2 5.683%(c), 10/25/46	655,301
NR	EUR 563	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A (United Kingdom) 3.00%, 04/20/17	729,272
AAA(d)	721	Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 144A (Cayman Islands) 1.937%(c), 02/16/19	720,788
Aaa	3,449	SLM Student Loan Trust, Series 2008-9, Class A 1.815%(c), 04/25/23	3,599,494
Caa2	400	Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A 1.715%(c), 04/25/35	381,088

		TOTAL ASSET-BACKED SECURITIES (cost $5,935,516)	6,090,175

		BANK LOANS(c)—0.1%

		Utilities
Caa1	77	TXU Corp., 2014 Term Loan (Non-Extending) 3.938%, 10/10/14	51,958
Caa1	482	3.719%, 10/10/14	323,363

		TOTAL BANK LOANS (cost $552,195)	375,321

		CORPORATE BONDS—25.1%

		Aerospace—0.1%
Baa2	200	Goodrich Corp., Sr. Unsec’d. Notes 6.29%, 07/01/16	235,003

		Airlines—0.1%
NR	534	UAL 1991 Equipment Trust AB, Equipment Trust(g)(i) 10.85%, 02/19/15	229,462

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	95

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Automobile Manufacturers—1.8%
A2	$ 3,800	BMW US Capital LLC, Gtd. Notes, MTN 0.829%(c), 12/21/12	$3,802,816
A3	3,800	Daimler Finance North America LLC, Gtd. Notes, 144A 0.972%(c), 03/28/14	3,814,626
A3	600	1.30%, 07/31/15	604,361

			8,221,803

		Automotive Parts—0.3%
Baa2	1,100	AutoZone, Inc., Sr. Unsec’d. Notes 6.95%, 06/15/16	1,295,274

		Computer Services & Software—0.3%
A2	1,200	HP Enterprise Services LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	1,242,810

		Construction—0.4%
B1	1,600	PulteGroup, Inc., Gtd. Notes 6.25%, 02/15/13	1,624,000

		Financial—Bank & Trust—8.6%
A2	500	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	511,595
Baa1	1,200	Bank of America Corp., Sr. Unsec’d. Notes 0.60%(c), 10/14/16	1,153,026
Baa1	800	7.625%, 06/01/19	1,014,488
Baa1	300	Sr. Unsec’d. Notes, MTN 5.65%, 05/01/18	349,274
Baa1	5,700	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)(g) 6.05%, 12/04/17	6,225,437
B2	500	CIT Group, Inc., Sr. Unsec’d. Notes, 144A 5.25%, 04/01/14	518,750
A3	6,300	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	6,432,760

See Notes to Financial Statements.

96	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Financial—Bank & Trust (continued)
Aaa	$ 4,200	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Gtd. Notes (Netherlands) 4.50%, 01/11/21	$4,760,704
Aaa	3,000	DnB NOR Boligkreditt A/S, Covered Bonds, 144A (Norway)(g) 2.90%, 03/29/17	3,197,100
A1	2,600	Export-Import Bank of Korea, (South Korea) Sr. Unsec’d. Notes 8.125%, 01/21/14	2,812,956
Aa3	1,200	Sr. Unsec’d. Notes, 144A(g) 1.401%(c), 07/26/13	1,201,272
A1	300	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 6.15%, 04/01/18	351,312
A1	1,100	6.25%, 09/01/17	1,292,538
A1	400	Sr. Unsec’d. Notes, MTN 0.719%(c), 07/22/15	392,000
A1	1,900	HSBC Bank USA NA, Sub. Notes 4.875%, 08/24/20	2,092,481
Aa3	1,800	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	1,985,269
NR	3,500	Lehman Brothers Holdings Escrow, Bonds(i) 5.625%, 01/24/13	791,875
Ba1	3,100	Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) 12.00%(c), 12/29/49	3,459,259

			38,542,096

		Financial Services—6.3%
B1	3,600	Ally Financial, Inc., Gtd. Notes 8.00%, 03/15/20	4,293,360
B1	100	Sr. Unsec’d. Notes 8.00%, 11/01/31	119,103
Aa3	700	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) 6.20%, 07/19/13	725,907
A3	400	CitiFinancial, Inc., Sr. Unsec’d. Notes 6.625%, 06/01/15	429,052
Ba1	2,000	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	2,187,564
Ba1	1,100	7.00%, 10/01/13	1,157,863

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	97

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Financial Services (continued)
Aa2	$ 1,700	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 0.679%(c), 06/20/14	$1,669,964
Ba3	1,900	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	2,232,500
A2	EUR 1,200	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 6.75%, 05/21/13	1,603,361
A2	3,500	Morgan Stanley, Sr. Unsec’d. Notes 1.293%(c), 04/29/13	3,506,444
A2	1,800	Sr. Unsec’d. Notes, MTN 5.75%, 10/18/16	2,004,136
A2	3,200	6.625%, 04/01/18	3,721,850
Baa1	4,200	Pearson Dollar Finance PLC, Gtd. Notes, 144A (United Kingdom) 5.70%, 06/01/14	4,480,841
B3	100	Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN 5.40%, 12/01/15	93,500

			28,225,445

		Insurance—0.8%
Baa1	2,300	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	2,987,808
Baa1	EUR 600	Sr. Unsec’d. Notes, MTN 0.645%(c), 07/19/13	773,906

			3,761,714

		Metals & Mining—0.9%
BBB(d)	3,600	Gerdau Trade, Inc., Gtd. Notes, 144A (British Virgin Islands) 5.75%, 01/30/21	4,015,800

		Oil, Gas & Consumable Fuels—0.4%
Baa2	1,300	Suncor Energy, Inc., Sr. Unsec’d. Notes (Canada) 6.85%, 06/01/39	1,847,768

See Notes to Financial Statements.

98	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Paper & Forest Products—0.9%
Baa3	$ 3,600	International Paper Co., Sr. Unsec’d. Notes 5.25%, 04/01/16	$4,017,272

		Pharmaceuticals—0.6%
Baa3	1,200	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	1,395,162
B1	1,275	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	1,354,688

			2,749,850

		Pipelines—0.1%
Ba3	300	El Paso Corp., Sr. Unsec’d. Notes, MTN 7.80%, 08/01/31	357,048

		Real Estate Investment Trust—0.9%
Baa3	3,700	Goodman Funding Pty Ltd., Gtd. Notes, 144A (Australia) 6.375%, 11/12/20	4,179,668

		Retail & Merchandising—0.5%
Ba2	1,900	Limited Brands, Inc., Sr. Unsec’d. Notes 6.90%, 07/15/17	2,182,625

		Tobacco—0.2%
Baa1	136	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	193,966
Baa3	750	Reynolds American, Inc., Gtd. Notes 7.625%, 06/01/16	907,291

			1,101,257

		Transportation—1.2%
Baa3	1,600	CSX Corp., Sr. Unsec’d. Notes 6.25%, 03/15/18	1,970,099
Baa1	GBP 1,900	RZD Capital Ltd. Sr. Unsec’d. Notes (Ireland) 7.487%, 03/25/31	3,648,716

			5,618,815

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	99

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Utilities—0.7%
Baa1	$ 2,500	Ameren Illinois Co., Sr. Sec’d. Notes 6.25%, 04/01/18	$3,039,618

		TOTAL CORPORATE BONDS (cost $102,837,844)	112,487,328

		FOREIGN GOVERNMENT BONDS—5.3%
Aaa	AUD 3,900	Australia Government, Sr. Unsec’d. Notes (Australia) 5.50%, 12/15/13	4,174,644
Aaa	EUR 10,500	Bundesschatzanweisungen, Bonds (Germany) 0.75%, 09/13/13	13,693,197
Aaa	CAD 1,300	Canadian Government, Bonds (Canada) 3.25%, 06/01/21	1,465,502
Aa2	CAD 2,300	Province of Ontario, Unsec’d. Notes (Canada) 3.15%, 06/02/22	2,386,012
Baa3	BRL 2,200	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,619,359
NR	GBP 300	United Kingdom Gilt Inflation Linked, Unsec’d. Notes, TIPS (United Kingdom) 0.125%, 03/22/24	515,196

		TOTAL FOREIGN GOVERNMENT BONDS (cost $22,727,124)	23,853,910

		MUNICIPAL BONDS—4.4%

		California—1.4%
Aa1	600	East Bay Municipal Utility District Water System, Revenue Bonds 5.874%, 06/01/40	806,484
A1	4,300	Los Angeles County Public Works Financing Authority, Revenue Bonds 7.618%, 08/01/40	5,721,021

			6,527,505

		Illinois—0.4%
Aa3	700	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	847,952
Aa3	800	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	969,088

			1,817,040

See Notes to Financial Statements.

100	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		MUNICIPAL BONDS (continued)

		Kentucky—0.9%
Aa3	$ 800	Kentucky State Property & Building Commission, Revenue Bonds 4.303%, 11/01/19	$890,816
Aa3	1,000	4.403%, 11/01/20	1,102,870
Aa3	1,900	5.373%, 11/01/25	2,236,471

			4,230,157

		New Jersey—0.7%
A3	200	New Jersey State Turnpike Authority, Revenue Bonds 5.00%, 01/01/25	242,434
A3	400	5.00%, 01/01/26	481,304
A3	500	5.00%, 01/01/27	596,235
Aa3	1,800	Port Authority of New York & New Jersey, Revenue Bonds 4.458%, 10/01/62	1,776,726

			3,096,699

		New York—1.0%
Aa1	1,400	New York City Transitional Finance Authority, Revenue Bonds 4.725%, 11/01/23	1,649,270
Aa1	1,100	4.905%, 11/01/24	1,319,703
Aa1	1,100	5.075%, 11/01/25	1,319,241

			4,288,214

		TOTAL MUNICIPAL BONDS (cost $17,937,065)	19,959,615

		RESIDENTIAL MORTGAGE-BACKED SECURITIES—2.7%
Ca	922	American Home Mortgage Assets LLC, Series 2006-1, Class 2A1 0.401%(c), 05/25/46	577,441
AAA(d)	1	American Housing Trust I, Series I, Class 5 8.625%, 08/25/18	710
Aaa	14	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1 4.591%(c), 02/25/33	14,062
Caa2	954	Series 2005-4, Class 3A1 2.969%(c), 08/25/35	796,088
D(d)	831	Series 2007-3, Class 1A1 3.117%(c), 05/25/47	634,169
Caa1	263	Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2 2.889%(c), 05/25/35	252,063

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	101

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
B3	$ 300	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 2.34%(c), 09/25/35	$290,214
D(d)	774	Series 2007-10, Class 22AA 3.083%(c), 09/25/37	579,522
Ca	936	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.421%(c), 07/20/46	455,971
Ca	1,063	Series 2006-OA17, Class 1A1A 0.406%(c), 12/20/46	653,914
Aaa	451	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.511%(c), 07/25/44	457,556
B(d)	1,019	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1 3.177%(c), 10/25/33	998,760
NR	2	Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1 1.717%(c), 01/25/32	1,416
B2	239	Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.421%(c), 02/25/36	202,248
Aaa	1,300	Permanent Master Issuer PLC, (United Kingdom) Series 2011-1A, Class 1A1, 144A(g) 1.74%(c), 07/15/42	1,317,311
Aaa	EUR 2,500	Series 2011-1A, Class 1A3, 144A 1.51%(c), 07/15/42	3,280,245
BB(d)	14	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, 03/25/32	15,056
Caa3	796	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A 0.848%(c), 03/25/47	548,998
CCC(d)	969	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1 2.616%(c), 03/25/36	938,826

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $12,103,239)	12,014,570

		U.S. GOVERNMENT AGENCY OBLIGATIONS—26.5%
	17	Federal Home Loan Mortgage Corp. 2.397%(c), 01/01/24	17,546
	13	2.896%(c), 09/01/35	13,811
	10,664	4.50%, 01/01/39-07/01/41	11,459,161

See Notes to Financial Statements.

102	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$11	5.50%, 06/01/31	$12,480
13	7.50%, 09/01/16-07/01/17	14,083
47	Federal National Mortgage Assoc. 1.875%(c), 01/01/20	49,430
105	2.283%(c), 12/01/34	110,300
28,000	2.50%, TBA	29,303,750
2,000	3.00%, TBA	2,092,500
23,197	3.50%, 08/01/20-10/01/26	24,628,787
3,000	3.50%, TBA	3,195,469
45	3.525%(c), 05/01/36	46,932
1,286	4.00%, 05/01/13-12/01/40	1,373,647
2,000	4.00%, TBA	2,140,000
2,000	4.00%, TBA	2,136,328
630	4.50%, 01/01/25-02/01/33	681,861
1,000	4.50%, TBA	1,078,750
110	Government National Mortgage Assoc. 1.625%, 02/20/17-11/20/29	115,409
13	1.75%(c), 06/20/23	13,874
36	2.00%, 08/20/22-10/20/26	37,813
20,000	3.00%, TBA	21,217,188
18,000	3.00%, TBA	19,140,469
37	8.50%, 06/15/30-08/20/30	43,809

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $118,291,554)	118,923,397

	U.S. TREASURY OBLIGATIONS—20.9%
	U.S. Treasury Bonds
6,600	3.125%, 11/15/41	7,004,250
1,300	3.75%, 08/15/41	1,548,422
2,400	3.875%, 08/15/40	2,921,626
4,700	4.375%, 02/15/38-05/15/41	6,197,374
4,200	7.50%, 11/15/24	6,737,060
1,700	7.625%, 11/15/22	2,648,547
13,100	U.S. Treasury Inflationary Indexed Bonds, TIPS 0.125%, 01/15/22-07/15/22	14,527,883
3,800	1.125%, 01/15/21(k)	4,731,788
1,800	2.125%, 02/15/41	2,840,478
300	U.S. Treasury Notes 1.625%, 08/15/22	298,359
1,200	1.75%, 05/15/22	1,211,813
100	1.875%, 08/31/17	105,656
11,600	2.00%, 11/15/21(h)(k)	12,049,500
100	2.00%, 02/15/22	103,555
6,600	2.125%, 08/15/21	6,944,956
100	2.25%, 07/31/18	107,711
200	2.50%, 04/30/15	210,734
6,500	2.625%, 11/15/20	7,139,847

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	103

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. TREASURY OBLIGATIONS (continued)
$6,600	2.875%, 03/31/18	$7,325,485
8,100	3.125%, 05/15/21	9,208,056

	TOTAL U.S. TREASURY OBLIGATIONS (cost $86,931,275)	93,863,100

	TOTAL LONG-TERM INVESTMENTS (cost $367,315,812)	387,567,416

	SHORT-TERM INVESTMENTS—31.2%

	REPURCHASE AGREEMENTS(m)—15.4%
17,000	Barclays Capital, Inc., 0.23%, dated 07/20/12, due 11/19/12 in the amount of $17,013,251(g)	17,000,000
4,500	Barclays Capital, Inc., 0.30%, dated 10/31/12, due 11/01/12 in the amount of $4,500,038	4,500,000
2,200	Barclays Capital, Inc., 0.35%, dated 10/31/12, due 11/01/12 in the amount of $2,200,021	2,200,000
5,500	Citigroup Global Markets, Inc., 0.35%, dated 10/31/12, due 11/01/12 in the amount of $5,500,053	5,500,000
16,400	Credit Suisse Securities (USA) LLC, 0.33%, dated 10/31/12, due 11/01/12 in the amount of $16,400,150	16,400,000
6,600	Deutsche Bank Securities, Inc., 0.28%, dated 10/31/12, due 11/01/12 in the amount of $6,600,051	6,600,000
11,100	Morgan Stanley & Co., LLC, 0.31%, dated 10/31/12, due 11/01/12 in the amount of $11,100,096	11,100,000
5,500	Morgan Stanley & Co., LLC, 0.33%, dated 10/31/12, due 11/01/12 in the amount of $5,500,050	5,500,000

	TOTAL REPURCHASE AGREEMENTS (cost $68,800,000)	68,800,000

	U.S. GOVERNMENT AGENCY OBLIGATIONS(n)—3.6%
700	Federal Home Loan Bank 0.153%, 02/22/13	699,736
	Federal Home Loan Mortgage Corp.
800	0.14%, 03/05/13	799,642
900	0.15%, 02/26/13	899,649
3,800	0.175%, 02/25/13-03/01/13	3,798,391
8,300	Federal National Mortgage Assoc. 0.16%, 02/20/13-02/27/13	8,296,895
800	0.175%, 02/20/13	799,704
800	0.18%, 08/01/13	799,091

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,090,974)	16,093,108

See Notes to Financial Statements.

104	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. TREASURY OBLIGATIONS(n)—10.0%
$300	U.S. Treasury Bills 0.13%, 03/14/13	$299,856
5,400	0.135%, 03/28/13	5,396,970
5,779	0.138%, 05/02/13	5,774,475
601	0.14%, 02/21/13(h)	600,781
2,800	0.14%, 04/11/13	2,798,278
1,600	0.176%, 07/25/13	1,598,082
321	0.18%, 04/04/13(h)	320,815
12,999	0.18%, 10/17/13	12,977,240
15,112	0.19%, 08/22/13(h)	15,091,659

	TOTAL U.S. TREASURY OBLIGATIONS (cost $44,856,142)	44,858,156

	CERTIFICATES OF DEPOSIT(n)—1.9%
4,300	Banco Do Brasil 1.97%, 06/28/13	4,287,018
4,400	Ford Motor Credit Co. 1.407%, 01/18/13	4,390,351

	TOTAL CERTIFICATES OF DEPOSIT (cost $8,631,517)	8,677,369

SHARES

	AFFILIATED MONEY MARKET MUTUAL FUND—0.3%
1,429,121	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $1,429,121)(w) (Note 3)	1,429,121

	TOTAL SHORT-TERM INVESTMENTS (cost $139,807,754)	139,857,754

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT—117.6% (cost $507,123,566; Note 5)	527,425,170

NOTIONAL AMOUNTS (000)#	OPTIONS WRITTEN—(0.1)%	COUNTERPARTY

	Call Options—(0.1)%
	Interest Rate Swap Options,
$600	Pay a fixed rate of 1.50% and receive a floating rate based on 3-Month LIBOR, expiring 12/28/12	Citigroup Global Markets	(1,916)
1,400	Pay a fixed rate of 1.40% and receive a floating rate based on 3-Month LIBOR, expiring 03/18/13	Bank of America	(33,582)
18,400	Pay a fixed rate of 1.40% and receive a floating rate based on 3-Month LIBOR, expiring 03/18/13	Deutsche Bank	(441,363)

			(476,861)

	Put Options
	Interest Rate Swap Options,
600	Pay a fixed rate of 1.50% and receive a floating rate based on 3-Month LIBOR, expiring 12/28/12	Citigroup Global Markets	(1,496)

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	105

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

NOTIONAL AMOUNTS (000)#	DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
	OPTIONS WRITTEN (continued)
$1,400	Pay a fixed rate of 1.40% and receive a floating rate based on 3-Month LIBOR, expiring 03/18/13	Bank of America	$(2,038)
18,400	Pay a fixed rate of 1.40% and receive a floating rate based on 3-Month LIBOR, expiring 03/18/13	Deutsche Bank	(26,783)

			(30,317)

	TOTAL OPTIONS WRITTEN (premiums received $617,835)		(507,178)

PRINCIPAL AMOUNT (000)#	SECURITIES SOLD SHORT—(4.8%)

	U.S. GOVERNMENT AGENCY OBLIGATIONS
	Federal Home Loan Mortgage Corp.
1,000	4.50%, TBA		(1,071,563)
	Federal National Mortgage Assoc.
12,000	3.50%, TBA		(12,733,126)
7,000	5.50%, TBA		(7,674,843)

	TOTAL SECURITIES SOLD SHORT (proceeds $21,484,219)		(21,479,532)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT—112.7% (cost $485,021,512; Note 5)		505,438,460
	Liabilities in excess of other assets(x)—(12.7%)		(57,009,783)

	NET ASSETS—100%		$448,428,677

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CLO—Collateralized Loan Obligation

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Assoc.

FSB—Federal Saving Bank

GNMA—Government National Mortgage Assoc.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

OAT—Obligations Assimilables du Trésor

SLM—Student Loan Mortgage

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

See Notes to Financial Statements.

106	THE TARGET PORTFOLIO TRUST

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

TWD—New Taiwanese Dollar

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of October 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	Repurchase agreement is collateralized by FHLMC (coupon rates 0.75%-3.50%, maturity dates 10/05/16-06/01/42), FNMA (coupon rate 1.06%, maturity date 10/12/17), GNMA (coupon rate 3.50%, maturity date 06/20/42), U.S. Treasury Notes (coupon rates 0.25%-1.50%, maturity dates 10/31/14-06/30/16) and U.S. Treasury Bonds (coupon rates 2.125%-3.125%, maturity dates 02/15/40-11/15/41), with the aggregate value, including accrued interest, of $70,068,405.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Depreciation
Short Positions:
112	5 Year U.S. Treasury Notes	Dec. 2012	$13,838,125	$13,916,000	$(77,875)
14	10 Year Euro-OAT	Dec. 2012	2,424,306	2,442,633	(18,327)

					$(96,202)

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/01/12	BNP Paribas	AUD	7,550	$7,853,888	$7,836,673	$(17,215)
Expiring 11/01/12	Royal Bank of Canada	AUD	122	125,027	126,632	1,605
Brazilian Real,
Expiring 12/04/12	Hong Kong & Shanghai Bank	BRL	4,215	2,058,099	2,065,481	7,382
British Pound,
Expiring 11/02/12	Goldman Sachs & Co.	GBP	3,741	6,001,241	6,037,039	35,798
Expiring 11/02/12	JPMorgan Chase	GBP	71	115,275	114,576	(699)
Canadian Dollar,
Expiring 12/20/12	Citigroup Global Markets	CAD	5,172	5,322,001	5,172,828	(149,173)

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	107

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Forward foreign currency exchange contracts outstanding at October 31, 2012 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	4,875	$770,188	$774,566	$4,378
Expiring 02/01/13	Deutsche Bank	CNY	2,851	453,022	453,006	(16)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	3,971	633,000	630,966	(2,034)
Expiring 02/01/13	JPMorgan Chase	CNY	12,863	2,018,830	2,043,940	25,110
Expiring 02/01/13	JPMorgan Chase	CNY	2,986	475,494	474,419	(1,075)
Expiring 02/01/13	UBS Securities	CNY	54,639	8,668,067	8,682,219	14,152
Expiring 08/05/13	Deutsche Bank	CNY	1,000	159,641	157,185	(2,456)
Expiring 08/05/13	UBS Securities	CNY	2,887	457,175	453,804	(3,371)
Euro,
Expiring 10/11/13	JPMorgan Chase	EUR	7,560	9,839,340	9,832,765	(6,575)
Mexican Peso,
Expiring 12/03/12	Credit Suisse First Boston Corp.	MXN	138	10,280	10,495	215
Expiring 12/03/12	Hong Kong & Shanghai Bank	MXN	42,334	3,126,328	3,222,177	95,849
Expiring 04/03/13	JPMorgan Chase	MXN	42,471	3,249,665	3,192,160	(57,505)
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	80,103	2,718,104	2,741,829	23,725
Norwegian Krone,
Expiring 11/21/12	Deutsche Bank	NOK	9,509	1,619,297	1,666,577	47,280

				$55,673,962	$55,689,337	$15,375

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/01/12	Barclays Capital Group	AUD	67	$69,119	$69,544	$(425)
Expiring 11/01/12	Westpac Banking Corp.	AUD	16,175	16,846,262	16,789,164	57,098
Expiring 12/13/12	Westpac Banking Corp.	AUD	8,570	8,833,957	8,864,658	(30,701)
Brazilian Real,
Expiring 12/04/12	UBS Securities	BRL	4,215	2,036,422	2,065,481	(29,059)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	4,215	2,041,749	2,047,969	(6,220)
British Pound,
Expiring 11/02/12	Hong Kong & Shanghai Bank	GBP	3,492	5,653,548	5,635,216	18,332
Expiring 11/02/12	JPMorgan Chase	GBP	320	515,519	516,400	(881)
Expiring 12/04/12	Goldman Sachs & Co.	GBP	3,741	6,000,564	6,036,336	(35,772)
Canadian Dollar,
Expiring 12/20/12	Barclays Capital Group	CAD	2,369	2,423,393	2,369,379	54,014
Expiring 12/20/12	Deutsche Bank	CAD	6,665	6,831,939	6,666,067	165,872
Chinese Yuan,
Expiring 02/01/13	Hong Kong & Shanghai Bank	CNY	57,164	8,988,119	9,083,488	(95,369)
Expiring 02/01/13	Hong Kong & Shanghai Bank	CNY	556	87,000	88,421	(1,421)
Expiring 02/01/13	Royal Bank of Scotland	CNY	27,886	4,364,000	4,431,108	(67,108)
Euro,
Expiring 01/15/13	BNP Paribas	EUR	4,312	5,561,467	5,593,449	(31,982)
Expiring 01/15/13	Morgan Stanley	EUR	16	20,923	20,755	168

See Notes to Financial Statements.

108	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at October 31, 2012 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (cont’d.)
Expiring 01/15/13	UBS Securities	EUR	4,305	$5,629,692	$5,584,369	$45,323
Expiring 09/13/13	JPMorgan Chase	EUR	8,000	9,858,000	10,402,012	(544,012)
Expiring 09/13/13	JPMorgan Chase	EUR	2,500	3,104,000	3,250,629	(146,629)
Expiring 10/11/13	JPMorgan Chase	EUR	7,344	9,059,191	9,551,829	(492,638)
Expiring 10/11/13	JPMorgan Chase	EUR	216	261,992	280,936	(18,944)
Japanese Yen,
Expiring 12/10/12	Barclays Capital Group	JPY	47,567	607,098	596,088	11,010
Malaysian Ringgit,
Expiring 01/25/13	UBS Securities	MYR	17	5,602	5,628	(26)
Mexican Peso,
Expiring 12/03/12	JPMorgan Chase	MXN	42,471	3,288,413	3,232,673	55,740
New Taiwanese Dollar,
Expiring 11/30/12	Citigroup Global Markets	TWD	24,555	824,000	840,500	(16,500)
Expiring 11/30/12	UBS Securities	TWD	37,833	1,270,000	1,294,996	(24,996)
Expiring 11/30/12	UBS Securities	TWD	17,683	593,000	605,280	(12,280)

				$104,774,969	$105,922,375	$(1,147,406)

Interest rate swap agreements outstanding at October 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	5,800	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	$114,267	$7,851	$106,416	Deutsche Bank
AUD	3,400	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	62,610	(4,980)	67,590	Goldman Sachs & Co.
AUD	3,300	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	65,014	6,642	58,372	Goldman Sachs & Co.
AUD	1,900	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	218,826	(6,648)	225,474	Barclays Bank PLC
AUD	1,200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	138,018	(3,733)	141,751	Deutsche Bank
BRL	19,600	01/02/15	9.880%	Brazilian interbank overnight lending rate(1)	419,404	—	419,404	Bank of America, N.A.
BRL	15,300	01/02/14	7.420%	Brazilian interbank overnight lending rate(1)	9,033	—	9,033	Bank of America, N.A.
BRL	14,900	01/02/14	7.785%	Brazilian interbank overnight lending rate(1)	39,544	31,493	8,051	Morgan Stanley & Co.
BRL	13,300	01/02/15	9.930%	Brazilian interbank overnight lending rate(1)	291,366	5,033	286,333	UBS Securities
BRL	8,700	01/02/14	11.990%	Brazilian interbank overnight lending rate(1)	346,353	880	345,473	Barclays Bank PLC

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	109

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Interest rate swap agreements outstanding at October 31, 2012 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued):
BRL	7,800	01/02/15	8.440%	Brazilian interbank overnight lending rate(1)	$54,473	$47,539	$6,934	Bank of America, N.A.
BRL	7,500	01/02/14	12.510%	Brazilian interbank overnight lending rate(1)	286,509	4,143	282,366	Barclays Bank PLC
BRL	7,500	01/02/14	11.960%	Brazilian interbank overnight lending rate(1)	295,781	(13,629)	309,410	Goldman Sachs & Co.
BRL	6,800	01/02/15	9.930%	Brazilian interbank overnight lending rate(1)	149,013	2,324	146,689	Morgan Stanley & Co.
BRL	3,700	01/02/15	9.940%	Brazilian interbank overnight lending rate(1)	81,449	—	81,449	Goldman Sachs & Co.
BRL	2,400	01/02/14	10.580%	Brazilian interbank overnight lending rate(1)	49,722	(17,565)	67,287	Morgan Stanley & Co.
BRL	1,300	01/02/17	8.860%	Brazilian interbank overnight lending rate(1)	11,004	8,599	2,405	Bank of America, N.A.
BRL	1,200	01/02/15	8.430%	Brazilian interbank overnight lending rate(1)	8,268	7,458	810	Deutsche Bank
BRL	500	01/02/14	8.250%	Brazilian interbank overnight lending rate(1)	2,725	2,367	358	JPMorgan Chase
MXN	37,200	03/05/13	6.500%	28 day Mexican interbank rate(1)	18,596	(319)	18,915	Morgan Stanley & Co.
	Exchange-traded swap agreements:
	$9,600	12/19/22	1.750%	3 month LIBOR(1)	16,537	160,745	(144,208)	—
	5,600	06/20/17	1.500%	3 month LIBOR(1)	(216,822)	(64,484)	(152,338)	—
AUD	5,700	03/15/18	3.500%	6 month Australian Bank Bill rate(1)	43,113	(15,710)	58,823	—
EUR	6,300	03/21/17	2.000%	6 month Euribor(1)	424,746	185,981	238,765	—
EUR	1,200	03/20/23	1.750%	6 month Euribor(1)	19,465	23,075	(3,610)	—

					$2,949,014	$367,062	$2,581,952

(1)	Portfolio pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

110	THE TARGET PORTFOLIO TRUST

Credit default swap agreements outstanding at October 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection (1):
AutoZone, Inc.,	06/20/16	0.720%	$1,100	$(16,449)	$—	$(16,449)	Deutsche Bank
Cardinal Health, Inc.	06/20/17	0.560%	1,200	(8,805)	—	(8,805)	UBS AG
CitiFinancial	06/20/15	0.150%	400	8,974	—	8,974	Barclays Bank PLC
CSX Corp.8	03/20/18	1.650%	1,600	(104,141)	—	(104,141)	Goldman Sachs & Co.
Embarq Corp.	03/20/14	1.250%	700	(8,973)	—	(8,973)	Deutsche Bank
Embarq Corp.	03/20/14	1.270%	600	(7,872)	—	(7,872)	Deutsche Bank
Embarq Corp.	03/20/14	1.430%	600	(9,273)	—	(9,273)	Deutsche Bank
Embarq Corp.	03/20/14	1.300%	200	(2,714)	—	(2,714)	Morgan Stanley & Co.
Goodrich Corp.	09/20/16	0.510%	200	(3,217)	—	(3,217)	Deutsche Bank
Limited Brands, Inc.,	09/20/17	2.290%	1,900	(19,072)	—	(19,072)	Bank of America, N.A.
Pearson Dollar	06/20/14	0.760%	4,200	(37,006)	—	(37,006)	Morgan Stanley & Co.
Exchange-traded credit default swaps—Buy Protection (1):
Dow Jones CDX HY15 5Y Index	12/20/15	5.000%	4,320	(232,425)	89,100	(321,525)	—
Dow Jones CDX IG09 10Y Index	12/20/17	0.800%	4,646	94,721	206,968	(112,247)	—
Dow Jones CDX IG10 10Y Index	06/20/18	1.500%	17,037	(264,715)	153,579	(418,294)	—

				$(610,967)	$449,647	$(1,060,614)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	111

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,360,903	$729,272
Bank Loans	—	375,321	—
Corporate Bonds	—	112,487,328	—
Foreign Government Bonds	—	23,853,910	—
Municipal Bonds	—	19,959,615	—
Residential Mortgage-Backed Securities	—	12,014,570	—
U.S. Government Agency Obligations	—	135,016,505	—
U.S. Treasury Obligations	—	138,721,256	—
Repurchase Agreements	—	68,800,000	—
Certificates of Deposit	—	8,677,369	—
Affiliated Money Market Mutual Fund	1,429,121	—	—
Options Written	—	(503,766)	(3,412)
Securities Sold Short—U.S. Government Agency Obligations	—	(21,479,532)	—
Other Financial Instruments*
Futures	(96,202)	—	—
Forward foreign currency exchange contracts	—	(1,132,031)	—
Interest rate swap agreements	(2,568)	2,584,520	—
Credit default swap agreements	(852,066)	(208,548)	—

Total	$478,285	$504,527,420	$725,860

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

U.S. Treasury Obligations	30.9%
U.S. Government Agency Obligations	30.1
Repurchase Agreements	15.3
Financial—Bank & Trust	8.6
Financial Services	6.3
Foreign Government Bonds	5.3
Municipal Bonds	4.5
Residential Mortgage-Backed Securities	2.7
Certificate of Deposits	1.9
Automobile Manufacturers	1.8
Asset-Backed Securities	1.4
Transportation	1.2
Real Estate Investment Trusts	0.9
Paper & Forest Products	0.9
Metals & Mining	0.9
Insurance	0.8
Utilities	0.8
Pharmaceuticals	0.6%
Retail & Merchandising	0.5
Oil, Gas & Consumable Fuels	0.4
Construction	0.4
Affiliated Money Market Mutual Fund	0.3
Automotive Parts	0.3
Computer Services & Software	0.3
Tobacco	0.2
Pipelines	0.1
Aerospace	0.1
Airlines	0.1

117.6
Options Written and Securities Sold Short	(4.9)
Liabilities in excess of other assets	(12.7)

100.0%

See Notes to Financial Statements.

112	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	Intermediate-Term Bond Portfolio

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—94.9%

		ASSET-BACKED SECURITIES—2.1%
Aaa	$315	AMMC CDO VI Ltd., Series 2006-6A, Class A1A, 144A (Cayman Islands) 0.652%(c), 05/03/18	$310,667
Aaa	1,625	Franklin CLO Ltd., Series 5A, Class A2, 144A (Cayman Islands) 0.649%(c), 06/15/18	1,583,763
Ca	247	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A 0.341%(c), 05/25/37	131,570
Aaa	1,533	SLM Student Loan Trust, Series 2008-9, Class A 1.815%(c), 04/25/23	1,599,775

		TOTAL ASSET-BACKED SECURITIES (cost $3,669,791)	3,625,775

		BANK LOANS(c)—0.8%

		Diversified Financial Services—0.8%
B3	800	AGFS Funding Co., Initial Loan 5.50%, 05/28/17	787,000
Ba2	500	Delos Aircraft, Inc., Term Loan 4.75%, 03/17/16	506,250

		TOTAL BANK LOANS (cost $1,294,759)	1,293,250

		CERTIFICATES OF DEPOSIT—0.9%
NR	1,600	Banco do Brasil SA, Certificate of Deposits (Brazil) (cost $1,600,000) 2.556%, 02/14/14	1,598,635

		COMMERCIAL MORTGAGE-BACKED SECURITIES—3.2%
NR	1,822	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A 1.964%(c), 11/15/15	1,817,734
Aaa	1,013	Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A 3.156%, 07/10/46	1,070,581
NR	600	Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 144A 5.695%(c), 09/15/40	697,980
NR	600	Series 2010-RR1, Class 3A, 144A 5.535%(c), 06/10/49	695,695

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	113

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
NR	$700	Series 2010-RR7, Class 2A, 144A 5.467%(c), 09/18/39	$800,793
Aaa	327	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A 0.756%(c), 07/09/21	322,219

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,942,237)	5,405,002

		CORPORATE BONDS—49.9%

		Airlines—0.5%
Baa2	341	Delta Air Lines 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates 6.20%, 01/02/20	378,311
A3	200	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A, Pass-Through Trust, Pass-Through Certificates, 144A (Guernsey)(g) 5.125%, 11/30/24	208,000
NR	800	United Airlines, Inc., Equipment Trust(g)(i) 10.85%, 02/19/15	344,193

			930,504

		Auto Manufacturer—1.4%
A3	2,300	Volkswagen International Finance NV, Gtd. Notes, 144A (Netherlands) 1.625%, 08/12/13	2,321,620

		Building & Construction—3.0%
B2	4,800	KB Home, Gtd. Notes 5.875%, 01/15/15	5,004,000

		Commercial Banks—11.5%
Baa1	1,100	Banco do Brasil SA, Sr. Unsec’d. Notes, 144A (Brazil) 4.50%, 01/22/15	1,155,000
Baa1	300	Banco Santander Brasil SA, Sr. Unsec’d. Notes, 144A (Brazil) 4.25%, 01/14/16	310,500
Baa1	1,800	Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.485%(c), 03/18/14	1,772,420
Aa3	500	Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile) 3.75%, 09/22/15	521,722

See Notes to Financial Statements.

114	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Commercial Banks (continued)
Baa2	$800	Banco Votorantim Ltd., Sr. Notes, 144A (Brazil) 3.362%(c), 03/28/14	$797,853
Baa2	2,000	Bank of America Corp., Sr. Unsec’d. Notes, MTN 0.719%(c), 09/15/14	1,979,388
B1	400	CIT Group, Inc., Sr. Unsec’d. Notes, 144A 5.25%, 04/01/14	415,000
A1	1,000	DNB Bank ASA, Sr. Unsec’d. Notes, 144A (Norway) 3.20%, 04/03/17	1,054,550
Ba1	100	Eksportfinans ASA, (Norway) Sr. Unsec’d. Notes 0.553%(c), 04/05/13	99,201
Ba1	100	2.00%, 09/15/15	95,000
Ba1	400	2.375%, 05/25/16	377,000
Ba1	100	5.50%, 05/25/16	103,500
Ba1	100	Sr. Unsec’d. Notes, MTN 1.875%, 04/02/13	99,750
A3	2,900	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 7.50%, 02/15/19	3,621,523
Aa3	600	Korea Development Bank, Sr. Unsec’d. Notes (South Korea) 5.75%, 09/10/13	622,750
Aa3	1,600	Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden) 1.24%(c), 01/14/14	1,608,056
Ba3	1,100	Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom) 5.05%, 01/08/15	1,138,689
A3	1,200	Royal Bank of Scotland PLC (The), Gtd. Notes (United Kingdom) 2.854%(c), 08/23/13	1,212,692
Aaa	1,200	Sparebanken 1 Boligkreditt AS, Covered Bonds, 144A (Norway)(g) 1.25%, 10/25/14	1,208,280
Aaa	1,200	Toronto-Dominion Bank (The), Covered Bonds, 144A (Canada) 2.20%, 07/29/15	1,253,160

			19,446,034

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	115

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Diversified Financial Services—11.3%
A2		$500	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	$511,595
A2		1,800	American Express Credit Corp., Sr. Unsec’d. Notes, MTN 5.875%, 05/02/13	1,848,038
Aaa		2,500	BNP Paribas Home Loan Covered Bonds SA, Covered Bonds, 144A (France)(g) 2.20%, 11/02/15	2,578,250
Aaa		1,000	BRFkredit A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark) 0.59%(c), 04/15/13	999,968
Baa1		2,300	Capital One Bank USA NA, Sub. Notes 6.50%, 06/13/13	2,378,283
A1		2,200	Credit Suisse, Sr. Unsec’d. Notes, MTN (Switzerland) 5.00%, 05/15/13	2,252,886
Aaa		1,200	DanFin Funding Ltd., Gov’t. Liquid Gtd. Notes, 144A (Ireland) 1.034%(c), 07/16/13	1,204,145
A2		100	JPMorgan Chase & Co., Sr. Unsec’d. Notes 3.15%, 07/05/16	105,882
A2		200	4.40%, 07/22/20	222,260
A2		100	6.30%, 04/23/19	123,325
A1	EUR	600	JPMorgan Chase Bank NA, Sub. Notes 0.87%(c), 05/31/17	742,690
A1	EUR	200	4.375%(c), 11/30/21	258,580
A1		700	6.00%, 10/01/17	827,862
NR		1,800	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i) 2.851%, 12/23/24	398,250
NR		600	5.625%, 01/24/13	135,750
Baa2	EUR	1,100	Merrill Lynch & Co. Inc., Sr. Unsec’d. Notes, MTN 0.456%(c), 01/31/14	1,410,345
Baa1		1,200	Morgan Stanley, Sr. Unsec’d. Notes 3.45%, 11/02/15	1,236,864

See Notes to Financial Statements.

116	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Diversified Financial Services (continued)
Aaa		$1,900	Stadshypotek AB, Covered Bonds, 144A (Sweden)(g) 0.912%(c), 09/30/13	$1,900,145

				19,135,118

			Electric—4.2%
Ba1		1,200	CMS Energy Corp., Sr. Unsec’d. Notes 4.25%, 09/30/15	1,276,455
A3		500	Dayton Power & Light Co. (The), First Mortgage 5.125%, 10/01/13	520,451
Baa3		1,200	Entergy Corp., Sr. Unsec’d. Notes 3.625%, 09/15/15	1,266,640
Baa1		600	Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A(g) 2.50%, 08/15/15	616,588
A1		2,300	Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN 5.30%, 05/01/18	2,762,215
Ba2	EUR	500	Tokyo Electric Power Co. Inc. (The), Sr. Sec’d. Notes (Japan) 4.50%, 03/24/14	654,597

				7,096,946

			Electronics—0.7%
Baa2		1,200	Agilent Technologies, Inc., Sr. Unsec’d. Notes 2.50%, 07/15/13	1,213,915

			Financial—Bank & Trust—1.6%
Baa2		500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 10/15/14	540,138
Aaa		2,200	Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden) 0.79%(c), 01/14/13	2,200,332

				2,740,470

			Healthcare—Services—0.3%
Ba3		500	HCA, Inc., Sr. Sec’d. Notes 7.25%, 09/15/20	553,125

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	117

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Insurance—1.8%
Baa1	$160	American International Group, Inc., Sr. Unsec’d. Notes 4.25%, 05/15/13	$162,903
Baa1	800	Sr. Unsec’d. Notes, 144A 3.75%, 11/30/13	823,760
A3	1,100	MetLife, Inc., Sr. Unsec’d. Notes 1.692%(c), 08/06/13	1,110,000
A1	1,000	Monumental Global Funding III, Sr. Sec’d. Notes, 144A(g) 0.485%(c), 01/25/13	999,816

			3,096,479

		Investment Company—1.2%
Aaa	2,000	FIH Erhvervsbank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark) 0.769%(c), 06/13/13	1,989,994

		Media—1.3%
Baa2	1,200	NBC Universal Media LLC, Sr. Unsec’d. Notes, 144A 4.375%, 04/01/21	1,340,083
Baa1	850	Pearson Dollar Finance Two PLC, Gtd. Notes, 144A (United Kingdom) 5.50%, 05/06/13	868,231

			2,208,314

		Metals & Mining—1.5%
Baa1	1,200	Anglo American Capital PLC, Gtd. Notes, 144A (United Kingdom) 2.15%, 09/27/13	1,208,760
Ba1	800	CSN Resources SA, Gtd. Notes, 144A (Luxembourg) 6.50%, 07/21/20	904,000
NR	400	Steel Dynamics, Inc., Gtd. Notes 7.375%, 11/01/12	400,000

			2,512,760

		Oil, Gas & Consumable Fuels—3.1%
Baa2	1,100	Cenovus Energy, Inc., Sr. Unsec’d. Notes (Canada) 4.50%, 09/15/14	1,178,102

See Notes to Financial Statements.

118	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Oil, Gas & Consumable Fuels (continued)
Baa2	$400	Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A 4.00%, 07/15/15(g)	$425,975
Baa2	600	5.45%, 07/15/20	703,185
Baa1	1,200	Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg) 5.092%, 11/29/15	1,285,200
Baa1	400	Noble Holding International Ltd., Gtd. Notes (Cayman Islands) 3.45%, 08/01/15	423,839
Aa1	1,000	Shell International Finance BV, Gtd. Notes (Netherlands) 3.10%, 06/28/15	1,067,466
Baa3	100	Southwestern Energy Co., Gtd. Notes, 144A 4.10%, 03/15/22	108,187

			5,191,954

		Pipelines—3.6%
Baa2	2,400	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes 5.80%, 03/01/21	2,937,890
Ba3	250	NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A 7.119%, 12/15/17	268,125
Baa2	1,075	Spectra Energy Capital LLC, Gtd. Notes 5.50%, 03/01/14	1,133,320
A3	1,500	TransCanada Pipelines Ltd., Sr. Unsec’d. Notes (Canada) 3.80%, 10/01/20	1,692,291

			6,031,626

		Software—0.8%
A1	1,200	Oracle Corp., Sr. Unsec’d. Notes 3.875%, 07/15/20	1,379,447

		Telecommunications—1.5%
		Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes
A2	675	5.55%, 02/01/14	715,434
		Rogers Communications, Inc., Gtd. Notes (Canada)
Baa1	1,680	6.375%, 03/01/14	1,806,054

			2,521,488

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	119

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Tobacco—0.6%
			Altria Group, Inc., Gtd. Notes
Baa1		$1,000	8.50%, 11/10/13	$1,077,757

			TOTAL CORPORATE BONDS (cost $80,971,128)	84,451,551

			FOREIGN GOVERNMENT BONDS—4.0%
			Republic of Panama, Sr. Unsec’d. Notes (Panama)
Baa2		1,500	9.375%, 04/01/29	2,572,500
			United Kingdom Gilt, Bonds (United Kingdom)
Aaa	GBP	2,200	4.00%, 03/07/22	4,258,344

			TOTAL FOREIGN GOVERNMENT BONDS (cost $5,710,556)	6,830,844

			MUNICIPAL BONDS—3.8%

			California—0.6%
			Tobacco Securitization Authority of Southern California, Revenue Bonds
B3		800	5.00%, 06/01/37	681,416
			University of California, Revenue Bonds
Aa2		325	5.035%, 05/15/21	371,072

				1,052,488

			Florida—0.5%
			County of Broward Florida, Revenue Bonds
Aa2		800	6.206%, 10/01/30	893,968

			Illinois—0.7%
			Illinois State Toll Highway Authority, Revenue Bonds
Aa3		1,000	5.293%, 01/01/24	1,099,790

			New York—1.6%
			New York City Transitional Finance Authority, Revenue Bonds
Aa1		1,100	4.075%, 11/01/20	1,241,075
Aa1		1,200	5.008%, 08/01/27	1,395,072

				2,636,147

See Notes to Financial Statements.

120	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			MUNICIPAL BONDS (continued)

			West Virginia—0.4%
			Tobacco Settlement Financial Authority of West Virginia, Revenue Bonds
B2		$920	7.467%, 06/01/47	$732,476

			TOTAL MUNICIPAL BONDS (cost $5,975,406)	6,414,869

			RESIDENTIAL MORTGAGE-BACKED SECURITIES—6.4%
			American Home Mortgage Investment Trust, Series 2004-4, Class 5A
A3		134	2.641%(c), 02/25/45	129,048
			Banc of America Funding Corp., Series 2006-A, Class 1A1
CCC(d)		197	2.688%(c), 02/20/36	195,619
			BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A
NR		983	5.25%, 04/26/37	920,834
			Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2
Caa1		286	2.653%(c), 11/25/34	253,213
			Series 2004-8, Class 13A1
Caa2		641	3.151%(c), 11/25/34	585,605
			Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1
Caa3		599	2.94%(c), 11/25/36	399,072
			Series 2006-6, Class 32A1
Caa3		550	3.071%(c), 11/25/36	348,123
			Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
B+(d)		187	2.57%(c), 10/25/35	172,139
			Series 2006-AR1, Class 1A1
CC(d)		1,132	2.53%(c), 10/25/35	1,027,516
			Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1
AAA(d)		43	6.25%, 12/25/33	44,452
			Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A
Ba2		107	6.50%(c), 01/25/34	106,620
			Series 2004-25, Class 1A1
B2		606	0.541%(c), 02/25/35	541,430
			Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1
Aa1		14	6.50%, 04/25/33	15,198
			EMF-NL, Series 2008-APRX, Class A2 (Netherlands)
Aa1	EUR	798	1.009%(c), 04/17/41	828,234

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	121

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
		Federal Home Loan Mortgage Corp., Series 3346, Class FA
Aaa	$878	0.444%(c), 02/15/19	$880,133
		FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2
Aaa	212	7.00%, 10/25/43	241,851
		Series T-75, Class A1
Aaa	566	0.251%(c), 12/25/36	562,404
		Government National Mortgage Assoc., Series 1995-2, Class KQ
Aaa	46	8.50%, 03/20/25	55,385
		Series 2000-9, Class FG
Aaa	58	0.814%(c), 02/16/30	58,563
		Series 2000-9, Class FH
Aaa	81	0.714%(c), 02/16/30	82,077
		Series 2000-11, Class PH
Aaa	170	7.50%, 02/20/30	178,249
		Granite Master Issuer PLC, Series 2006-3, Class A7 (United Kingdom)
Aaa	103	0.411%(c), 12/20/54	101,042
		Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1
Caa2	346	0.441%(c), 06/25/45	237,730
		GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
AAA(d)	264	2.659%(c), 09/25/35	265,421
		Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
B2	287	0.421%(c), 02/25/36	242,698
		MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A
Baa1	234	1.215%(c), 10/25/35	225,786
		NCUA Guaranteed Notes Trust, Series 2010-R2, Class 1A
Aaa	1,410	0.589%(c), 11/06/17	1,412,805
		Sequoia Mortgage Trust, Series 10, Class 2A1
A3	298	0.971%(c), 10/20/27	295,747
		Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1
Baa2	111	0.462%(c), 07/19/35	96,738
		Structured Asset Securities Corp., Series 2001-21A, Class 1A1
NR	28	2.603%(c), 01/25/32	23,817

See Notes to Financial Statements.

122	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
		Washington Mutual, Inc., Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
Ba3	$244	1.554%(c), 06/25/42	$227,546
		Series 2002-AR9, Class 1A
B2	14	1.554%(c), 08/25/42	13,004

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,489,206)	10,768,099

		U.S. GOVERNMENT AGENCY OBLIGATIONS—0.8%
		Federal National Mortgage Assoc.
	87	2.196%(c), 07/01/25	89,536
	52	3.125%(c), 08/01/24	52,787
	4	5.079%(c), 12/01/30	4,003
		Government National Mortgage Assoc.
	473	1.625%, 01/20/24-07/20/30	493,300
	65	1.75%, 05/20/23-06/20/23	68,923
	107	2.00%, 10/20/24-06/20/27	111,680
	38	2.50%(c), 02/20/25	40,031
		Small Business Administration Participation Certificates,
		Series 2008-20A, Class 1
	153	5.17%, 01/01/28	176,414
		Series 2008-20D, Class 1
	306	5.37%, 04/01/28	348,730

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,311,791)	1,385,404

		U.S. TREASURY OBLIGATIONS—23.0%
		U.S. Treasury Inflationary Indexed Bonds, TIPS
	3,500	1.75%, 01/15/28	5,043,521
	200	2.00%, 01/15/26	307,973
	1,290	2.375%, 01/15/25	2,155,278
	510	2.50%, 01/15/29	790,672
	60	3.875%, 04/15/29	141,149
		U.S. Treasury Notes
	3,600	0.125%, 09/30/13	3,597,329
	1,900	0.25%, 10/31/13-08/31/14	1,899,790
	3,300	0.375%, 06/30/13-07/31/13	3,304,347
	3,500	0.50%, 10/15/13	3,509,569
	12,300	0.625%, 09/30/17	12,250,997
	1,900	0.75%, 08/15/13	1,908,164
	4,000	1.00%, 08/31/19	3,973,436
	8	2.00%, 11/15/21	8,310

		TOTAL U.S. TREASURY OBLIGATIONS (cost $38,732,074)	38,890,535

		TOTAL LONG-TERM INVESTMENTS (cost $155,696,948)	160,663,964

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	123

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENTS—11.4%

	REPURCHASE AGREEMENTS(m)—10.0%
$12,200	Barclays Capital, Inc., 0.30%, dated 10/31/12, due 11/01/12 in the amount of $12,200,102	$12,200,000
4,700	Morgan Stanley & Co. LLC, 0.33%, dated 10/31/12, due 11/01/12 in the amount of $4,700,043	4,700,000

	TOTAL REPURCHASE AGREEMENTS (cost $16,900,000)	16,900,000

	U.S. TREASURY OBLIGATIONS(n)—0.4%
157	U.S. Treasury Bills 0.176%, 07/25/13	156,812
465	0.19%, 08/22/13(h)	464,374

	TOTAL U.S. TREASURY OBLIGATIONS (cost $621,157)	621,186

	CERTIFICATES OF DEPOSIT(n)—0.6%
	Daimler Finance LLC,
1,000	(cost $989,657) 1.07%, 10/15/13	992,002

SHARES
	AFFILIATED MONEY MARKET MUTUAL FUND—0.4%
662,627	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $662,627)(w) (Note 3)	662,627

	TOTAL SHORT-TERM INVESTMENTS (cost $19,173,441)	19,175,815

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—106.3% (cost $174,870,389; Note 5)	179,839,779

NOTIONAL AMOUNTS (000)#	OPTIONS WRITTEN*	COUNTERPARTY

	Put Options
$1,700	Interest Rate Swap Options, Pay a fixed rate of 1.72% and receive a floating rate based on 3-month LIBOR, expiring 11/02/12	Citigroup Global Markets	(5,562)
3,500	Pay a fixed rate of 1.72% and receive a floating rate based on 3-month LIBOR, expiring 11/02/12	Morgan Stanley	(11,452)
2,800	Pay a fixed rate of 1.90% and receive a floating rate based on 3-month LIBOR, expiring 11/02/12	Citigroup Global Markets	(140)
3,300	Pay a fixed rate of 1.90% and receive a floating rate based on 3-month LIBOR, expiring 11/02/12	Morgan Stanley	(166)

	TOTAL OPTIONS WRITTEN (premiums received $59,505)		(17,320)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—106.3% (cost $174,810,884; Note 5)		179,822,459
	Liabilities in excess of other assets(x)—(6.3%)		(10,629,558)

	NET ASSETS—100%		$169,192,901

See Notes to Financial Statements.

124	THE TARGET PORTFOLIO TRUST

The following abbreviations were used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Assoc.

FSB—Federal Saving Bank

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

SLM—Student Loan Mortgage

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

TWD—New Taiwanese Dollar

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of October 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
*	Non-income producing security.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(m)	Repurchase agreement is collateralized by FNMA (coupon rate 1.060%, maturity date 10/12/17) and U.S. Treasury Notes (coupon rate 2.125%, maturity date 12/31/15) with an aggregate value, including accrued interest of $17,250,922.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/04/12	UBS Securities	BRL	64	$30,895	$31,336	$441
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	64	30,976	31,070	94
British Pound,
Expiring 11/02/12	Goldman Sachs & Co.	GBP	3,835	6,152,034	6,188,732	36,698
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	14,553	2,296,513	2,312,487	15,974

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	125

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Forward foreign currency exchange contracts outstanding at October 31, 2012 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 08/05/13	Deutsche Bank	CNY	2,000	$319,285	$314,371	$(4,914)
Expiring 08/05/13	UBS Securities	CNY	5,656	895,677	889,072	(6,605)
Indonesian Rupiah,
Expiring 01/30/13	Morgan Stanley	IDR	54,190	5,531	5,573	42
Malaysian Ringgit,
Expiring 01/25/13	UBS Securities	MYR	11,175	3,626,882	3,645,201	18,319
Mexican Peso,
Expiring 12/03/12	JPMorgan Chase	MXN	44	3,380	3,323	(57)

				$13,361,173	$13,421,165	$59,992

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/21/12	Barclays Capital Group	AUD	75	$77,247	$77,720	$(473)
Expiring 11/21/12	Citigroup Global Markets	AUD	3,563	3,630,964	3,692,232	(61,268)
Brazilian Real,
Expiring 12/04/12	Hong Kong & Shanghai Bank	BRL	64	31,224	31,336	(112)
British Pound,
Expiring 11/02/12	Hong Kong & Shanghai Bank	GBP	3,835	6,208,865	6,188,732	20,133
Expiring 12/04/12	Goldman Sachs & Co.	GBP	3,835	6,151,340	6,188,011	(36,671)
Canadian Dollar,
Expiring 12/20/12	Deutsche Bank	CAD	1,458	1,494,518	1,458,233	36,285
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	4,438	688,000	705,139	(17,139)
Expiring 02/01/13	JPMorgan Chase	CNY	17,585	2,759,957	2,794,285	(34,328)
Euro,
Expiring 12/17/12	BNP Paribas	EUR	159	204,587	206,186	(1,599)
Expiring 12/17/12	BNP Paribas	EUR	104	135,701	134,864	837
Expiring 12/17/12	Citigroup Global Markets	EUR	2,260	2,895,365	2,930,700	(35,335)
Expiring 12/17/12	Citigroup Global Markets	EUR	91	119,646	118,006	1,640
Expiring 12/17/12	Citigroup Global Markets	EUR	37	47,758	47,981	(223)
Expiring 12/17/12	Credit Suisse First Boston Corp.	EUR	99	129,471	128,380	1,091
Expiring 12/17/12	Credit Suisse First Boston Corp.	EUR	24	31,117	31,123	(6)
Expiring 12/17/12	Hong Kong & Shanghai Bank	EUR	2,245	2,830,226	2,911,248	(81,022)
Expiring 12/17/12	UBS Securities	EUR	4,520	5,782,097	5,861,399	(79,302)
Japanese Yen,
Expiring 12/10/12	Barclays Capital Group	JPY	140,983	1,799,366	1,766,734	32,632
Mexican Peso,
Expiring 12/03/12	Hong Kong & Shanghai Bank	MXN	44	3,224	3,323	(99)
Expiring 04/03/13	JPMorgan Chase	MXN	44	3,341	3,282	59
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	360	12,222	12,329	(107)

				$35,036,236	$35,291,243	$(255,007)

See Notes to Financial Statements.

126	THE TARGET PORTFOLIO TRUST

Interest rate swap agreements outstanding at October 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$5,400	07/10/16	0.783%	1 day Federal Funds rate compounded(1)	$6,127	$1,080	$5,047	Goldman Sachs
AUD	4,400	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	393,125	(23,284)	416,409	Barclays Bank PLC
AUD	4,400	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	393,213	(22,584)	415,797	JPMorgan Chase
AUD	1,500	12/15/21	5.750%	6 month Australian Bank Bill rate(1)	257,248	(13,932)	271,180	Citigroup
AUD	1,300	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	116,149	(8,744)	124,893	Citigroup
AUD	100	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	8,937	(521)	9,458	UBS AG
AUD	100	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	8,935	(619)	9,554	Deutsche Bank
BRL	21,100	01/02/15	9.010%	Brazilian interbank overnight lending rate(1)	267,018	6,590	260,428	Barclays Bank PLC
BRL	14,100	01/02/15	9.980%	Brazilian interbank overnight lending rate(1)	316,667	(4,180)	320,847	JPMorgan Chase
	Exchange-traded swap agreements:
	11,500	09/21/16	4.000%	3 month LIBOR(1)	885,100	382,327	502,773	—
	7,400	12/19/22	1.750%	3 month LIBOR(1)	12,747	49,580	(36,833)	—
	500	12/19/42	2.500%	3 month LIBOR(1)	12,460	10,000	2,460	—
AUD	4,500	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	79,708	(24,377)	104,085	—

					$2,757,434	$351,336	$2,406,098

(1)	Portfolio pays the floating rate and receives the fixed rate.
#	Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Implied Credit Spread at October 31, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Berkshire Hathaway	03/20/13	1.000%	$2,500	0.486%	$8,466	$—	$8,466	Barclays Bank PLC
BP Capital Markets	06/20/15	5.000%	700	0.413%	88,577	11,200	77,377	Goldman Sachs
BP Capital Markets	06/20/15	5.000%	800	0.413%	101,232	6,335	94,897	Credit Suisse International
Citigroup, Inc.	09/20/14	1.000%	2,700	0.687%	18,778	(29,974)	48,752	Credit Suisse First Boston Corp.
Federal Republic of Brazil	03/20/16	1.000%	2,800	0.750%	24,291	(17,949)	42,240	Citigroup
Japan Gov’t. Series 55	03/20/16	1.000%	600	0.483%	12,047	2,971	9,076	Goldman Sachs

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	127

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

Credit default swap agreements outstanding at October 31, 2012 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Implied Credit Spread at October 31, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Lloyds TSB Bank	09/20/17	3.000%	EUR	1,200	1.755%	$95,091	$10,052	$85,039	Morgan Stanley & Co.
Lloyds TSB Bank	09/20/17	3.000%	EUR	400	1.755%	31,697	3,984	27,713	Deutsche Bank
Morgan Stanley Co.	06/20/13	1.000%		$2,600	0.826%	5,937	(47,611)	53,548	Credit Suisse First Boston Corp.
Republic of Italy	06/20/17	1.000%	EUR	300	2.112%	(18,385)	(53,533)	35,148	Bank of America, N.A.
Republic of Korea	03/20/16	1.000%		2,500	0.321%	56,222	1,402	54,820	Barclays Bank PLC
Shell International	09/20/15	1.000%		200	0.391%	4,226	3,099	1,127	Credit Suisse First Boston Corp.

						$428,179	$(110,024)	$538,203

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Credit Agricole SA	12/20/16	1.000%	EUR	300	$6,905	$24,856	$(17,951)	Goldman Sachs
Credit Agricole SA	12/20/16	1.000%	EUR	500	11,509	40,457	(28,948)	Citigroup
Dow Jones iTraxx 15	06/20/16	1.000%	EUR	2,100	130,676	314,504	(183,828)	Morgan Stanley & Co.
Dow Jones iTraxx 17	06/20/17	5.000%	EUR	700	(18,702)	54,503	(73,205)	Bank of America, N.A.
Dow Jones iTraxx 17	06/20/17	5.000%	EUR	600	(16,358)	2,837	(19,195)	Credit Suisse First Boston Corp.
Dow Jones iTraxx 17	06/20/17	5.000%	EUR	1,300	(35,443)	15,294	(50,737)	Citigroup
Dow Jones iTraxx 18	12/20/17	5.000%	EUR	900	7,083	17,887	(10,804)	Citigroup
Dow Jones iTraxx 18	12/20/17	5.000%	EUR	600	4,723	5,259	(536)	Barclays Bank PLC
Dow Jones iTraxx 18	12/20/17	5.000%	EUR	3,590	25,094	134,067	(108,973)	Morgan Stanley & Co.
KB Home	03/20/15	5.000%		$4,000	(348,936)	(146,648)	(202,288)	Deutsche Bank

See Notes to Financial Statements.

128	THE TARGET PORTFOLIO TRUST

Credit default swap agreements outstanding at October 31, 2012 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX HY 18 5Y Index	06/20/17	5.000%	$1,782	$13,446	$(743)	$14,189	—
Dow Jones CDX HY 19 5Y Index	12/20/17	5.000%	600	(1,409)	(3,750)	2,341	—
Dow Jones CDX IG 19 5Y Index	12/20/17	1.000%	6,400	9,394	4,843	4,551	—

				$(212,018)	$463,366	$(675,384)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.
Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	129

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2012

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$3,625,775	$—
Bank Loans	—	1,293,250	—
Certificates of Deposit	—	2,590,637	—
Commercial Mortgage-Backed Securities	—	5,405,002	—
Corporate Bonds	—	84,243,551	208,000
Foreign Government Bonds	—	6,830,844	—
Municipal Bonds	—	6,414,869	—
Residential Mortgage-Backed Securities	—	10,768,099	—
U.S. Government Agency Obligations	—	1,385,404	—
U.S. Treasury Obligations	—	39,511,721	—
Repurchase Agreements	—	16,900,000	—
Affiliated Money Market Mutual Fund	662,627	—	—
Options Written	—	(17,320)	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(195,015)	—
Interest rate swap agreements	572,485	1,833,613	—
Credit default swap agreements	21,081	(158,262)	—

Total	$1,256,193	$180,432,168	$208,000

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

U.S. Treasury Obligations	23.4%
Commercial Banks	11.5
Diversified Financial Services	11.3
Repurchase Agreements	10.0
Residential Mortgage-Backed Securities	6.4
Electric	4.2
Foreign Government Bonds	4.0
Municipal Bonds	3.8
Pipelines	3.6
Commercial Mortgage-Backed Securities	3.2
Oil, Gas & Consumable Fuels	3.1
Building & Construction	3.0
Asset-Backed Securities	2.1
Insurance	1.8
Financial—Bank & Trust	1.6
Certificates of Deposit	1.5
Telecommunications	1.5
Metals & Mining	1.5%
Auto Manufacturers	1.4
Media	1.3
Investment Companies	1.2
U.S. Government Agency Obligations	0.8
Software	0.8
Bank Loans	0.8
Electronics	0.7
Tobacco	0.6
Airlines	0.5
Affiliated Money Market Mutual Fund	0.4
Healthcare—Services	0.3

106.3
Options Written	— *
Liabilities in excess of other assets	(6.3)

100.0%

*	Less than .05%

See Notes to Financial Statements.

130	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2012	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—128.0%

	ASSET-BACKED SECURITIES—6.1%
$570	CarMax Auto Owner Trust, Series 2012-3, Class A4 0.79%, 04/16/18	$570,131
465	GE Equipment Transportation LLC, Series 2012-2, Class A4 0.81%, 09/24/20	465,647
110	Huntington Auto Trust, Series 2012-2, Class B 1.07%, 02/15/18	110,038
885	Nissan Auto Lease Trust, Series 2012-B, Class A4 0.74%, 09/17/18	884,968
355	Santander Drive Auto Receivables Trust, Series 2012-6, Class B 1.33%, 05/15/17	355,101
200	Westlake Automobile Receivables Trust, Series 2012-1A, Class A2, 144A 1.03%, 03/15/16	200,145
90	World Omni Auto Receivables Trust, Series 2012-B, Class B 1.06%, 09/16/19	89,992

	TOTAL ASSET-BACKED SECURITIES (cost $2,674,613)	2,676,022

	COMMERCIAL MORTGAGE-BACKED SECURITIES—2.4%
310	GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 5.307%(c), 11/10/45	348,853
300	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553%(c), 04/10/38	339,461
300	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5 5.737%(c), 05/15/43	347,567

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,036,417)	1,035,881

	RESIDENTIAL MORTGAGE-BACKED SECURITIES—14.3%
191	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A1 2.52%(c), 03/25/36	155,400
128	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A7 5.50%, 01/25/36	105,687

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	131

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2012

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
$351	Series 2005-85CB, Class 2A2 5.50%, 02/25/36	$286,277
292	Series 2005-J11, Class 1A3 5.50%, 11/25/35	284,470
287	Series 2007-HY5R, Class 2A1A 5.398%(c), 03/25/47	275,412
63	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-14, Class A3 6.25%, 09/25/36	61,541
70	Series 2006-J2, Class 1A6 6.00%, 04/25/36	60,756
9	Federal Home Loan Mortgage Corp., Series 74, Class F 6.00%, 10/15/20	9,877
1	Series 83, Class Z 9.00%, 10/15/20	1,615
15	Series 186, Class E 6.00%, 08/15/21	15,854
4	Series 1058, Class H 8.00%, 04/15/21	4,479
3	Series 1116, Class I 5.50%, 08/15/21	3,712
20	Series 1120, Class L 8.00%, 07/15/21	22,509
403	Series 2809, Class UC 4.00%, 06/15/19	424,590
544	Series 2995, Class ST, IO 6.536%(c), 05/15/29	109,511
1,494	Series 3279, Class SD, IO 6.216%(c), 02/15/37	216,660
1,456	Series 3309, Class SC, IO 6.236%(c), 04/15/37	216,465
285	Series 3787, Class AY 3.50%, 01/15/26	305,838
330	Series 3840, Class HB 3.50%, 04/15/26	355,801
135	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5 7.50%, 02/25/42	164,373
6	Federal National Mortgage Assoc., Series 56, Class 1 6.00%, 04/01/19	6,333
6	Series 1988-19, Class J 8.50%, 07/25/18	6,461

See Notes to Financial Statements.

132	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
$3	Series 1990-10, Class L 8.50%, 02/25/20	$3,363
6	Series 1990-108, Class G 7.00%, 09/25/20	6,333
6	Series 1991-21, Class J 7.00%, 03/25/21	6,828
12	Series 1992-113, Class Z 7.50%, 07/25/22	13,700
159	Series 1993-223, Class ZA 6.50%, 12/25/23	179,911
96	Series 2001-51, Class QN 6.00%, 10/25/16	102,218
79	Series 2003-33, Class PT 4.50%, 05/25/33	87,374
1,027	Series 2007-22, Class SD, IO 6.189%(c), 03/25/37	153,550
285	Series 2011-67, Class BE 3.50%, 07/25/26	307,336
9	Series G14, Class L 8.50%, 06/25/21	10,504
9	Series G92-24, Class Z 6.50%, 04/25/22	9,721
46	Series G92-59, Class D 6.00%, 10/25/22	54,336
148	Series G94-4, Class PG 8.00%, 05/25/24	169,438
17	First Boston Mortgage Securities Corp., Series B, Class I-O, IO 8.985%, 04/25/17	2,122
17	Series B, Class P-O, PO 2.008%(s), 04/25/17	16,426
66	Government National Mortgage Assoc., Series 2006-35, Class LO, PO 1.587%(s), 07/20/36	61,774
717	Series 2006-38, Class XS, IO 7.036%(c), 09/16/35	183,569
75	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2 2.92%(c), 04/25/35	65,248
199	Series 2007-AR2, Class 1A1 3.082%(c), 05/25/47	143,034
192	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3 5.50%, 06/25/37	184,752
162	Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22 6.00%, 08/25/37	145,835

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	133

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2012

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
$538	Residential Asset Securitization Trust, Series 2004-A3, Class A7 5.25%, 06/25/34	$548,590
275	Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A 1.57%(c), 12/25/59	275,770
175	Series 2012-3A, Class M1, 144A 2.66%(c), 12/25/59	175,350
122	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class A5 2.12%(c), 03/25/33	123,008
144	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2 2.614%(c), 07/25/36	123,695

	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,617,809)	6,247,406

	U.S. GOVERNMENT AGENCY OBLIGATIONS—105.2%
2,600	Federal Home Loan Mortgage Corp. 3.50%, TBA	2,763,719
1,100	4.00%, TBA	1,173,434
1,500	4.50%, TBA	1,607,344
1,303	5.00%, 10/01/35	1,416,092
2,964	5.50%, 06/01/34-07/01/38	3,228,502
612	6.00%, 01/01/15-02/01/21	676,432
51	6.50%, 01/01/18-06/01/22	57,496
17	7.50%, 06/01/28	20,647
2	8.50%, 04/01/18	1,633
13	11.50%, 03/01/16	12,627
1,600	Federal National Mortgage Assoc. 2.50%, TBA	1,674,500
2,400	3.00%, TBA	2,516,625
412	4.00%, 01/01/42	442,256
960	4.50%, 05/01/35	1,043,743
1,696	5.00%, 11/01/18-08/01/35	1,856,735
75	5.00%, 07/01/33(k)	82,855
115	5.00%, 09/01/34(k)	126,117
1,800	5.00%, TBA	1,963,688
620	5.50%, 06/01/33-05/01/36	689,252
1,000	5.50%, TBA	1,078,594
254	6.00%, 03/01/23-12/01/39	281,740
1,600	6.00%, TBA	1,773,250
227	6.50%, 05/01/14-08/01/17	240,929
11	8.00%, 09/01/22-12/01/22	12,857
2	9.75%, 11/01/16	1,960

See Notes to Financial Statements.

134	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$1,700		Government National Mortgage Assoc. 3.00%, TBA	$1,807,711
3,100		3.50%, TBA	3,373,672
4,225		4.00%, 07/15/41-03/15/42	4,627,625
1,211		4.50%, 11/15/39-06/15/41	1,321,935
3,700		4.50%, TBA	4,058,438
167		5.00%, 06/15/40	183,844
1,611		5.50%, 08/15/38-09/15/39	1,780,982
400		5.50%, TBA	441,812
925		6.00%, 07/15/24-12/15/40	1,046,204
100		6.00%, TBA	113,125
977		6.50%, 06/15/23-12/15/35	1,145,979
775		7.00%, 11/15/31-11/15/33	922,200
13		7.50%, 12/20/23	15,013
196		8.00%, 03/15/17-11/15/30	216,626
19		8.25%, 06/20/17-07/20/17	19,449
31		8.50%, 04/20/17	31,099
32		9.00%, 01/15/20	37,405
—	(r)	9.50%, 06/15/20	431

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $44,902,447)	45,886,577

		TOTAL LONG-TERM INVESTMENTS (cost $54,231,286)	55,845,886

SHARES		SHORT-TERM INVESTMENT—27.9%

		AFFILIATED MONEY MARKET MUTUAL FUND
12,139,767		Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $12,139,767)(w) (Note 3)	12,139,767

		TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT—155.9% (cost $66,371,053; Note 5)	67,985,653

PRINCIPAL AMOUNT (000)#		SECURITY SOLD SHORT—(11.6%)

		U.S. GOVERNMENT AGENCY OBLIGATION
$4,600		Federal National Mortgage Assoc. (proceeds received $5,040,961) 5.50%, TBA	(5,043,469)

		TOTAL INVESTMENTS NET OF SECURITY SOLD SHORT—144.3% (cost $61,330,092; Note 5)	62,942,184
		Liabilities in excess of other assets(x)—(44.3%)	(19,336,835)

		NET ASSETS—100%	$43,605,349

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

IO—Interest Only

PO—Principal Only Securities

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	135

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2012

TBA—To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2012.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
13	90 Day Euro Dollar	Dec. 2012	$3,239,113	$3,239,763	$650

Short Positions:
22	5 Year U.S. Treasury Notes	Dec. 2012	2,731,394	2,733,500	(2,106)
58	10 Year U.S. Treasury Notes	Dec. 2012	7,682,515	7,715,812	(33,297)

					(35,403)

					$(34,753)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$2,676,022	$—
Commerical Mortgage-Backed Security	—	1,035,881	—
Residential Mortgage-Backed Securities	—	5,796,286	451,120
U.S. Government Agency Obligations	—	45,886,577	—
Affiliated Money Market Mutual Fund	12,139,767	—	—
Security Sold Short—U.S. Government Agency Obligation	—	(5,043,469)	—
Other Financial Instruments*
Futures	(34,753)	—	—

Total	$12,105,014	$50,351,297	$451,120

See Notes to Financial Statements.

136	THE TARGET PORTFOLIO TRUST

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Residential Mortgage-Backed Securities
Balance as of 10/31/11	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	1,228
Purchases	449,892
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/12	$451,120

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $1,228 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

U.S. Government Agency Obligations	105.2%
Affiliated Money Market Mutual Fund	27.9
Residential Mortgage-Backed Securities	14.3
Asset-Backed Securities	6.1
Commercial Mortgage-Backed Securities	2.4
U.S. Government Agency Obligation	(11.6)

144.3
Liabilities in excess of other assets	(44.3)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	137

Statement of Assets and Liabilities October 31, 2012

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$202,691,381	$207,427,983	$98,176,264	$1,109,529,986
Affiliated investments(B)	9,917,953	29,840,267	20,098,100	182,531,196
Repurchase agreements(C)	—	—	—	—
Cash	194	41,969	—	—
Deposit with broker	—	—	—	—
Foreign currency, at value(D)	—	—	—	—
Receivable for Trust shares sold	130,925	110,050	61,157	1,222,027
Dividends and interest receivable	99,957	252,587	17,202	718,337
Receivable for investments sold	1,218,418	29,573	60,401	780,664
Receivable for foreign tax reclaim	1,030	3,179	—	—
Due from broker for variation margin	—	—	—	10,560
Payments made for swap agreements	—	—	—	—
Unrealized appreciation on swaps	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—
Prepaid expenses and other assets	3,043	4,551	1,517	16,455
Total assets	214,062,901	237,710,159	118,414,641	1,294,809,225

LIABILITIES
Collateral for securities on loan	2,892,578	23,257,410	17,998,840	127,934,631
Payable for Trust shares reacquired	311,788	333,554	170,772	1,341,249
Payable for investments purchased	281,911	108,663	199,123	666,837
Accrued expenses and other liabilities	92,947	95,345	101,648	193,440
Management fee payable	109,824	110,254	51,924	593,679
Affiliated transfer agent fee payable	28,346	28,355	13,800	47,266
Deferred trustees’ fees	5,092	5,092	5,092	5,092
Distribution fee payable	55,826	56,682	27,044	35,675
Payable to custodian	—	—	5,300	33,438
Interest payable	—	—	163	—
Dividends payable	—	—	—	—
Due to broker for variation margin	—	—	—	—
Options written(E)	—	—	—	—
Payments received for swap agreements	—	—	—	—
Unrealized depreciation on swaps	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—
Securities sold short, at value(F)	—	—	—	—
Total liabilities	3,778,312	23,995,355	18,573,706	130,851,307

NET ASSETS	$210,284,589	$213,714,804	$99,840,935	$1,163,957,918

See Notes to Financial Statements.

138	THE TARGET PORTFOLIO TRUST

Statement of Assets and Liabilities October 31, 2012 (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$14,241	$19,276	$8,546	$54,454
Paid-in capital, in excess of par	189,994,490	255,627,661	109,619,247	940,437,537
	190,008,731	255,646,937	109,627,793	940,491,991
Undistributed net investment income (loss)	290,135	2,691,815	(628,709)	9,770,053
Accumulated net realized gains (losses)	(24,548,722)	(67,617,591)	(26,071,175)	22,526,711
Net unrealized appreciation (depreciation)	44,534,445	22,993,643	16,913,026	191,169,163
Net assets, October 31, 2012	$210,284,589	$213,714,804	$99,840,935	$1,163,957,918
(A) Identified cost of unaffiliated investments	$158,156,914	$184,434,340	$81,263,238	$918,324,893
(B) Identified cost of affiliated investments	$9,917,953	$29,840,267	$20,098,100	$182,531,196
(C) Identified cost of repurchase agreements	—	—	—	—
(D) Identified cost of currency	—	—	—	—
(E) Premiums received from options written	—	—	—	—
(F) Proceeds received from short sales	—	—	—	—
(G) Including securities on loan of	$2,758,841	$22,515,061	$17,609,520	$126,089,619

NET ASSET VALUE:
Class R:
Net Assets	$128,828,383	$132,434,114	$62,730,869	$84,482,535
Shares Outstanding	8,763,868	11,968,960	5,427,397	3,982,309
Net asset value, offering price and redemption price per share	$14.70	$11.06	$11.56	$21.21
Class T:
Net Assets	$81,456,206	$81,280,690	$37,110,066	$1,079,475,383
Shares Outstanding	5,476,759	7,306,753	3,118,796	50,471,726
Net asset value, offering price and redemption price per share	$14.87	$11.12	$11.90	$21.39

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	139

Statement of Assets and Liabilities October 31, 2012 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$324,361,891	$457,196,049	$162,277,152	$55,845,886
Affiliated investments(B)	5,627,816	1,429,121	662,627	12,139,767
Repurchase agreements(C)	—	68,800,000	16,900,000	—
Cash	—	—	—	—
Deposit with broker	—	28,000	107,000	—
Foreign currency, at value(D)	3,323,959	205,704	222,930	—
Receivable for Trust shares sold	189,589	1,130,842	26,355	39,868
Dividends and interest receivable	995,199	2,806,490	1,095,546	127,857
Receivable for investments sold	885,709	57,720,608	582,035	10,974,101
Receivable for foreign tax reclaim	427,589	—	—	—
Due from broker for variation margin	—	24,108	—	—
Payments made for swap agreements	—	943,777	1,103,127	—
Unrealized appreciation on swaps	—	2,891,082	3,002,215	—
Unrealized appreciation on forward currency contracts	141,770	663,051	164,245	—
Prepaid expenses and other assets	4,481	6,297	2,630	880
Total assets	335,958,003	593,845,129	186,145,862	79,128,359

LIABILITIES
Payable for Trust shares reacquired	289,409	595,041	289,409	24,616
Payable for investments purchased	282,642	115,768,251	12,244,894	30,315,219
Accrued expenses and other liabilities	139,354	172,586	128,340	73,225
Management fee payable	198,188	169,731	64,657	16,550
Affiliated transfer agent fee payable	31,082	37,314	1,276	724
Deferred trustees’ fees	5,092	5,092	5,092	5,092
Distribution fee payable	62,617	76,087	—	—
Payable to custodian	12,467	934,598	47,602	19,596
Dividends payable	—	4,148	10,377	4,583
Due to broker	—	2,375,000	1,660,000	—
Due to broker for variation margin	—	—	992,987	19,936
Options written(E)	—	507,178	17,320	—
Payments received for swap agreements	—	127,068	398,449	—
Unrealized depreciation on swaps	—	1,369,744	733,298	—
Unrealized depreciation on forward currency contracts	56,115	1,795,082	359,260	—
Securities sold short, at value(F)	—	21,479,532	—	5,043,469
Total liabilities	1,076,966	145,416,452	16,952,961	35,523,010

NET ASSETS	$334,881,037	$448,428,677	$169,192,901	$43,605,349

See Notes to Financial Statements.

140	THE TARGET PORTFOLIO TRUST

Statement of Assets and Liabilities October 31, 2012 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$29,397	$38,777	$15,598	$4,027
Paid-in capital, in excess of par	362,385,366	417,657,442	160,386,432	45,099,826
	362,414,763	417,696,219	160,402,030	45,103,853
Undistributed net investment income (loss)	6,267,994	2,029,705	186,813	91,041
Accumulated net realized gains (losses)	(41,959,026)	7,959,399	1,696,754	(3,166,884)
Net unrealized appreciation (depreciation)	8,157,306	20,743,354	6,907,304	1,577,339
Net assets, October 31, 2012	$334,881,037	$448,428,677	$169,192,901	$43,605,349
(A) Identified cost of unaffiliated investments	$316,288,532	$436,894,445	$157,307,762	$54,231,286
(B) Identified cost of affiliated investments	$5,627,816	$1,429,121	$662,627	$12,139,767
(C) Identified cost of repurchase agreements	—	$68,800,000	$16,900,000	—
(D) Identified cost of currency	$3,298,559	$205,970	$223,204	—
(E) Premiums received from options written	—	$617,835	$59,505	—
(F) Proceeds received from short sales	—	$21,484,219	—	$5,040,961
(G) Including securities on loan of	—	—	—	—

NET ASSET VALUE:
Class Q:
Net Assets	$120,573,933	—	—	—
Shares Outstanding	10,558,513	—	—	—
Net asset value, offering price and redemption price per share	$11.42	—	—	—
Class R:
Net Assets	$148,857,251	$181,333,521	—	—
Shares Outstanding	13,103,120	15,751,911	—	—
Net asset value, offering price and redemption price per share	$11.36	$11.51	—	—
Class T:
Net Assets	$65,449,853	$267,095,156	$169,192,901	$43,605,349
Shares Outstanding	5,735,805	23,024,933	15,597,853	4,027,010
Net asset value, offering price and redemption price per share	$11.41	$11.60	$10.85	$10.83

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	141

Statement of Operations

Year Ended October 31, 2012

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$2,582,007	$5,867,644	$355,984	$21,302,985
Affiliated dividend income	11,647	11,209	2,835	119,265
Less: Foreign withholding taxes	(6,036)	(48,626)	—	(97,890)
Affiliated income from securities lending, net	39,069	27,963	120,556	1,248,661
Unaffiliated interest income	—	—	—	575
Total income	2,626,687	5,858,190	479,375	22,573,596
Expenses
Management fee	1,256,593	1,237,435	587,312	6,457,730
Loan interest expense (Note 7)	—	—	218	—
Distribution fee—Class R	609,989	609,585	286,997	381,025
Transfer agent’s fees and expenses(a)	219,000	213,000	114,000	453,000
Custodian’s fees and expenses	90,000	77,000	62,000	178,000
Reports to shareholders	37,000	37,000	35,000	48,000
Registration fees	32,000	34,000	38,000	38,000
Legal fees	19,000	21,000	16,000	24,000
Trustees’ fees	12,000	15,000	13,000	32,000
Audit fees	25,000	25,000	25,000	33,000
Miscellaneous	22,208	20,414	13,871	35,290
Total expenses	2,322,790	2,289,434	1,191,398	7,680,045
Net investment income (loss)	303,897	3,568,756	(712,023)	14,893,551
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	17,329,746	26,236,920	3,687,565	33,431,200
Futures transactions	—	—	—	650,457
Foreign currency transactions	(577)	621	—	—
Options written transactions	—	—	—	—
Swap agreement transactions	—	—	—	—
Short sale transactions	—	—	—	—
Total net realized gain (loss)	17,329,169	26,237,541	3,687,565	34,081,657
Net change in unrealized appreciation (depreciation) on:
Investments	91,356	(3,752,030)	2,643,860	48,515,216
Futures	—	—	—	(387,010)
Foreign currencies	(548)	—	—	—
Options written	—	—	—	—
Swaps	—	—	—	—
Short sales	—	—	—	—
Net change in unrealized appreciation (depreciation)	90,808	(3,752,030)	2,643,860	48,128,206
Net gain (loss)	17,419,977	22,485,511	6,331,425	82,209,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,723,874	$26,054,267	$5,619,402	$97,103,414
(a) Including affiliated expense of	$158,000	$157,000	$75,000	$265,000

See Notes to Financial Statements.

142	THE TARGET PORTFOLIO TRUST

Statement of Operations

Year Ended October 31, 2012 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$11,014,521	$—	$—	$—
Affiliated dividend income	21,193	3,300	1,447	30,620
Less: Foreign withholding taxes	(830,605)	—	—	—
Unaffiliated interest income	—	12,731,539	5,589,360	1,498,742
Total income	10,205,109	12,734,839	5,590,807	1,529,362
Expenses
Management fee	2,131,022	1,866,545	797,175	189,770
Loan interest expense (Note 7)	194	—	—	—
Interest expense	—	67	6,762	—
Distribution fee—Class R	629,765	773,641	—	—
Transfer agent’s fees and expenses(a)	197,000	380,000	106,000	33,000
Custodian’s fees and expenses	222,000	141,000	90,000	53,000
Reports to shareholders	35,000	44,000	32,000	21,000
Registration fees	45,000	46,000	24,000	20,000
Legal fees	22,000	20,000	18,000	16,000
Trustees’ fees	17,000	19,000	14,000	10,000
Audit fees	33,000	61,000	61,000	36,000
Miscellaneous	66,856	23,435	16,669	12,204
Total expenses	3,398,837	3,374,688	1,165,606	390,974
Net investment income (loss)	6,806,272	9,360,151	4,425,201	1,138,388
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(7,930,892)	10,513,491	1,635,465	1,513,485
Futures transactions	—	(224,573)	872,937	(87,738)
Foreign currency transactions	742,267	219,206	(1,469,545)	—
Options written transactions	—	142,694	634,878	—
Swap agreement transactions	—	829,573	683,011	(363,355)
Short sale transactions	—	(979,320)	(45,239)	(232,231)
Total net realized gain (loss)	(7,188,625)	10,501,071	2,311,507	830,161
Net change in unrealized appreciation (depreciation) on:
Investments and other assets	18,577,476	10,334,943	5,387,778	(314,555)
Futures	—	(134,644)	(798,225)	(33,536)
Foreign currencies	(200,755)	894,005	1,920,046	—
Options written	—	46,041	(233,561)	—
Swaps	—	37,707	817,971	286,828
Short sales	—	50,468	—	3,117
Net change in unrealized appreciation (depreciation)	18,376,721	11,228,520	7,094,009	(58,146)
Net gain (loss)	11,188,096	21,729,591	9,405,516	772,015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,994,368	$31,089,742	$13,830,717	$1,910,403
(a) Including affiliated expense of	$162,000	$204,000	$8,000	$4,000

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	143

Statement of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$303,897	$354,346
Net realized gain on investment and foreign currency transactions	17,329,169	19,332,032
Net change in unrealized appreciation (depreciation) of investments	90,808	(5,557,159)
Net increase in net assets resulting from operations	17,723,874	14,129,219
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—
Class T	(302,875)	(310,242)
Total dividends from net investment income	(302,875)	(310,242)
Trust share transactions (Note 6)
Net proceeds from shares sold	44,120,638	45,987,894
Net asset value of shares issued in reinvestment of dividends and distributions	292,761	302,077
Cost of shares reacquired	(55,953,976)	(65,930,611)
Net decrease in net assets from Trust share transactions	(11,540,577)	(19,640,640)
Total increase (decrease)	5,880,422	(5,821,663)

NET ASSETS
Beginning of year	204,404,167	210,225,830
End of year(a)	$210,284,589	$204,404,167
(a) Includes undistributed net investment income of	$290,135	$289,690

See Notes to Financial Statements.

144	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,568,756	$3,198,169
Net realized gain on investment and foreign currency transactions	26,237,541	10,800,354
Net change in unrealized appreciation (depreciation) of investments	(3,752,030)	(5,810,052)
Net increase in net assets resulting from operations	26,054,267	8,188,471
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(1,713,677)	(1,256,153)
Class T	(1,696,624)	(1,800,447)
Total dividends from net investment income	(3,410,301)	(3,056,600)
Trust share transactions (Note 6)
Net proceeds from shares sold	42,277,824	50,859,161
Net asset value of shares issued in reinvestment of dividends and distributions	3,357,595	3,009,450
Cost of shares reacquired	(55,169,925)	(64,799,524)
Net decrease in net assets from Trust share transactions	(9,534,506)	(10,930,913)
Total increase (decrease)	13,109,460	(5,799,042)

NET ASSETS
Beginning of year	200,605,344	206,404,386
End of year(a)	$213,714,804	$200,605,344
(a) Includes undistributed net investment income of	$2,691,815	$2,532,739

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	145

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(712,023)	$(526,375)
Net realized gain on investment transactions	3,687,565	19,144,294
Net change in unrealized appreciation (depreciation) of investments	2,643,860	(4,951,558)
Net increase in net assets resulting from operations	5,619,402	13,666,361
Trust share transactions (Note 6)
Net proceeds from shares sold	25,728,775	28,492,814
Net asset value of shares issued in reinvestment of dividends and distributions	—	—
Cost of shares reacquired	(27,670,159)	(38,798,427)
Net decrease in net assets from Trust share transactions	(1,941,384)	(10,305,613)
Total increase	3,678,018	3,360,748

NET ASSETS
Beginning of year	96,162,917	92,802,169
End of year	$99,840,935	$96,162,917

See Notes to Financial Statements.

146	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$14,893,551	$9,556,843
Net realized gain on investment transactions	34,081,657	51,844,164
Net change in unrealized appreciation (depreciation) of investments	48,128,206	3,206,953
Net increase in net assets resulting from operations	97,103,414	64,607,960
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(475,538)	(251,514)
Class T	(10,416,661)	(7,554,613)
Total dividends from net investment income	(10,892,199)	(7,806,127)
Distributions from net realized gains
Class R	(2,289,461)	—
Class T	(28,632,649)	—
Total distributions from net realized gains	(30,922,110)	—
Trust share transactions (Note 6)
Net proceeds from shares sold	338,281,653	346,237,356
Net asset value of shares issued in reinvestment of dividends and distributions	37,439,503	6,956,118
Cost of shares reacquired	(227,087,747)	(303,307,277)
Net increase in net assets from Trust share transactions	148,633,409	49,886,197
Total increase	203,922,514	106,688,030

NET ASSETS
Beginning of year	960,035,404	853,347,374
End of year(a)	$1,163,957,918	$960,035,404
(a) Includes undistributed net investment income of	$9,770,053	$7,392,063

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	147

Statement of Changes in Net Assets (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,806,272	$6,566,178
Net realized loss on investment and foreign currency transactions	(7,188,625)	(4,093,887)
Net change in unrealized appreciation (depreciation) of investments	18,376,721	(23,310,395)
Net increase (decrease) in net assets resulting from operations	17,994,368	(20,838,104)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	(2,649,607)	—
Class R	(1,926,777)	(924,975)
Class T	(1,679,297)	(1,553,315)
Total dividends from net investment income	(6,255,681)	(2,478,290)
Trust share transactions (Note 6)
Net proceeds from shares sold	88,238,519	199,728,217
Net asset value of shares issued in reinvestment of dividends and distributions	6,222,967	2,450,416
Cost of shares reacquired	(63,003,945)	(65,389,746)
Net increase in net assets from Trust share transactions	31,457,541	136,788,887
Total increase	43,196,228	113,472,493

NET ASSETS
Beginning of year	291,684,809	178,212,316
End of year(a)	$334,881,037	$291,684,809
(a) Includes undistributed net investment income of	$6,267,994	$4,975,136

See Notes to Financial Statements.

148	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$9,360,151	$10,400,192
Net realized gain on investment and foreign currency transactions	10,501,071	70,621
Net change in unrealized appreciation (depreciation) of investments	11,228,520	(1,105,578)
Net increase in net assets resulting from operations	31,089,742	9,365,235
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(3,179,754)	(2,958,289)
Class T	(6,706,984)	(7,513,396)
Total dividends from net investment income	(9,886,738)	(10,471,685)
Distributions from net realized gains
Class R	—	(3,301,173)
Class T	—	(8,246,685)
Total distributions from net realized gains	—	(11,547,858)
Trust share transactions (Note 6)
Net proceeds from shares sold	154,665,652	142,552,732
Net asset value of shares issued in reinvestment of dividends and distributions	9,803,845	22,062,856
Cost of shares reacquired	(119,678,849)	(139,477,523)
Net increase in net assets from Trust share transactions	44,790,648	25,138,065
Total increase	65,993,652	12,483,757

NET ASSETS
Beginning of year	382,435,025	369,951,268
End of year(a)	$448,428,677	$382,435,025
(a) Includes undistributed net investment income of	$2,029,705	$925,539

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	149

Statement of Changes in Net Assets (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$4,425,201	$5,484,897
Net realized gain on investment and foreign currency transactions	2,311,507	4,842,804
Net change in unrealized appreciation (depreciation) of investments	7,094,009	(5,942,648)
Net increase in net assets resulting from operations	13,830,717	4,385,053
Dividends and Distributions (Note 1)
Dividends from net investment income	(7,110,257)	(7,492,175)
Distributions from net realized gains	(972,354)	(8,139,626)
Trust share transactions (Note 6)
Net proceeds from shares sold	24,370,801	35,487,485
Net asset value of shares issued in reinvestment of dividends and distributions	7,862,089	15,323,051
Cost of shares reacquired	(51,158,727)	(106,009,822)
Net decrease in net assets from Trust share transactions	(18,925,837)	(55,199,286)
Total decrease	(13,177,731)	(66,446,034)

NET ASSETS
Beginning of year	182,370,632	248,816,666
End of year(a)	$169,192,901	$182,370,632
(a) Includes undistributed net investment income	$186,813	$3,412,137

See Notes to Financial Statements.

150	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended October 31, 2012	Year Ended October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,138,388	$1,589,946
Net realized gain on investment transactions	830,161	845,536
Net change in unrealized appreciation (depreciation) of investments	(58,146)	(712,912)
Net increase in net assets resulting from operations	1,910,403	1,722,570
Dividends and Distributions (Note 1)
Dividends from net investment income	(1,330,954)	(1,498,727)
Trust share transactions (Note 6)
Net proceeds from shares sold	18,518,112	10,685,987
Net asset value of shares issued in reinvestment of dividends and distributions	1,272,691	1,484,331
Cost of shares reacquired	(12,045,966)	(13,269,886)
Net increase (decrease) in net assets from Trust share transactions	7,744,837	(1,099,568)
Total increase (decrease)	8,324,286	(875,725)

NET ASSETS
Beginning of year	35,281,063	36,156,788
End of year(a)	$43,605,349	$35,281,063
(a) Includes undistributed net investment income of	$91,041	$92,501

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	151

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of eight separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended, (“1940 Act”). Investment operations commenced on January 5, 1993.

The Portfolios and their investment objectives are as follows:

•

Large Capitalization Growth Portfolio—long-term capital appreciation through investment primar- ily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•

Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•

Small Capitalization Growth Portfolio—maximum capital appreciation through investment primar- ily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•	Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of foreign companies;

•

Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•

Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•

Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

Securities Valuation: The Portfolios hold portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation

152	THE TARGET PORTFOLIO TRUST

Procedures for valuation of the Portfolios’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolios to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolios’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolios’ Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swaps contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolios’ normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

THE TARGET PORTFOLIO TRUST	153

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a finan- cial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Sub- sequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for finan- cial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve and duration. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. Financial futures contracts involve certain elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

154	THE TARGET PORTFOLIO TRUST

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities or foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

THE TARGET PORTFOLIO TRUST	155

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: Certain Portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Portfolio pledges with the cleaning broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio

156	THE TARGET PORTFOLIO TRUST

are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The

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implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Total Return Swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Mortgage Backed Securities entered into total return swaps to manage its exposure to an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

158	THE TARGET PORTFOLIO TRUST

Warrants and Rights: Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

The Portfolios invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on each Portfolio's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Small Capitalization Value
Equity contracts	—	—	Due from broker for variation margin	$35,930	*

International Equity
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$141,770	Unrealized depreciation on forward currency contracts	$56,115

Total Return Bond
Interest rate contracts	—	$—	Due from broker for variation margin	$96,202	*
Interest rate contracts	Payments made for swap agreements	494,130	Payments received for swap agreements	127,068
Interest rate contracts	Unrealized appreciation on swaps	2,882,108	Unrealized depreciation on swaps	300,156
Interest rate contracts	—	—	Options written	507,178
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	663,051	Unrealized depreciation on forward currency contracts	1,795,082
Credit contracts	Unrealized appreciation on swaps	8,974	Unrealized depreciation on swaps	1,069,588
Credit contracts	Payments made for swap agreements	449,647	—	—

Total		$4,497,910		$3,895,274

Intermediate-Term Bond
Interest rate contracts	—	$—	Options written	$17,320
Interest rate contracts	Unrealized appreciation on swaps	2,442,931	Unrealized depreciation on swaps	36,833
Interest rate contracts	Payments made for swap agreements	449,577	Payments received for swap agreements	98,241

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	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$164,245	Unrealized depreciation on forward currency contracts	$359,260
Credit contracts	Unrealized appreciation on swaps	559,284	Unrealized depreciation on swaps	696,465
Credit contracts	Payments made for swap agreements	653,550	Payments received for swap agreements	300,208

Total		$4,269,587		$1,508,327

Mortgage Backed Securities
Interest rate contracts	—	—	Due to broker for variation margin	$34,753	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Value
Equity contracts	$—	$—	$650,457	$—	$—	$—	$650,457

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$905,758	$905,758
Equity contracts	(112,902)	—	—	—	—	—	(112,902)

Total	$(112,902)	$—	$—	$—	$—	$905,758	$792,856

Total Return Bond
Interest rate contracts	$—	$—	$(224,573)	$119,073	$873,749	$—	$768,249
Foreign exchange contracts	—	—	—		—	(1,215,006)	(1,215,006)
Credit contracts	—	—	—	23,621	(44,176)	—	(20,555)

Total	$—	$—	$(224,573)	$142,694	$829,573	$(1,215,006)	$(467,312)

Intermediate-Term Bond
Interest rate contracts	$—	$(198,429)	$872,937	$634,878	$1,505,668	$—	$2,815,054
Foreign exchange contracts	—	—	—	—	—	(2,104,315)	(2,104,315)
Credit contracts	—	—	—	—	(822,657)	—	(822,657)

Total	$—	$(198,429)	$872,937	$634,878	$683,011	$(2,104,315)	$(111,918)

Mortgage Backed Securities
Interest rate contracts	$—	$—	$(87,738)	$—	$(363,355)	$—	$(451,093)

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Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Value
Equity contracts	$—	$—	$(387,010)	$—	$—	$—	$(387,010)

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$(172,099)	$(172,099)

Total Return Bond
Interest rate contracts	$—	$—	$(134,644)	$46,041	$1,123,404	$—	$1,034,801
Foreign exchange contracts	—	—	—	—	—	871,221	871,221
Credit contracts	—	—	—	—	(1,085,697)	—	(1,085,697)

Total	$—	$—	$(134,644)	$46,041	$37,707	$871,221	$820,325

Intermediate-Term Bond
Interest rate contracts	$—	$(74,451)	$(798,225)	$(233,561)	$1,667,649	$—	$561,412
Foreign exchange contracts	—	—	—	—	—	1,938,701	1,938,701
Credit contracts	—	—	—	—	(849,678)	—	(849,678)

Total	$—	$(74,451)	$(798,225)	$(233,561)	$817,971	$1,938,701	$1,650,435

Mortgage Backed Securities
Interest rate contracts	$—	$—	$(33,536)	$—	$281,588	$—	$248,052
Credit contracts	—		—	—	5,240	—	$5,240

Total	$—	$—	$(33,536)	$—	$286,828	$—	$253,292

For the year ended October 31, 2012, the average volume of derivative activities are as follows:

Portfolio	Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward foreign currency exchange purchase contracts(4)
Small Capitalization Value	$—	$—	$2,557,748	$—	$—
International Equity	—	—	—	—	1,168,690
Total Return Bond	—	460,215	8,602,791	17,949,083	40,551,888
Intermediate-Term Bond	168,374	392,882	25,637,540	—	21,228,183
Mortgage Backed Securities	—	—	3,575,756	6,656,479	—

Portfolio	Forward foreign currency exchange sale contracts(5)	Interest rate swap agreements(6)	Credit default swap agreements - Buy Protection(6)	Credit default swap agreements - Sell Protection(6)	Total Return swap agreements(6)
Small Capitalization Value	$ —	$—	$—	$—	$—
International Equity	8,473,854	—	—	—	—
Total Return Bond	90,588,159	77,220,238	44,174,940	3,080,000	—
Intermediate-Term Bond	42,500,706	46,101,582	20,846,009	16,140,088	—
Mortgage Backed Securities	—	6,450,000	—	—	675,478

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(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

Securities Lending: The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

162	THE TARGET PORTFOLIO TRUST

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. All other Portfolios declare and pay a dividend from net investment income, if any, at least annually. Each Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the sub-advisers. PI supervises the sub-advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the sub-advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The sub-advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the sub-advisers of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the sub-advisers, as PI deems appropriate. In order to maintain an approximate allocation between the sub-advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each sub-adviser’s share of Portfolio assets may occur to account for market fluctuations.

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At October 31, 2012, the sub-advisers that provide subadvisory services are:

Portfolio	Adviser
Large Capitalization Growth	Marsico Capital Management, LLC and Massachusetts Financial Services Company (MFS)
Large Capitalization Value	NFJ Investment Group LLC, Hotchkis and Wiley Capital Management LLC and Epoch Investment Partners, Inc.*
Small Capitalization Growth	Eagle Asset Management, Inc. and Emerald Mutual Fund Advisers Trust, effective January 17, 2012
Small Capitalization Value	NFJ Investment Group L.P. , EARNEST Partners, LLC, Lee Munder Capital Group LLC, J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities	Wellington Management Company, LLP

Effective	July 19, 2012, Epoch Investment Partners, Inc., replaced Eaton Vance Management.

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each sub-adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class Q, Class R and Class T shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to the plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class T shares of the Trust.

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. For the year ended October 31, 2012, PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of the Class R shares through February 28, 2014.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

164	THE TARGET PORTFOLIO TRUST

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the year ended October 31, 2012, PIM was compensated for these services by the following Portfolios of the Trust:

Portfolio	PIM
Large Capitalization Growth	$11,680
Large Capitalization Value	8,401
Small Capitalization Growth	36,062
Small Capitalization Value	372,961

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2012, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$142,251,235	$154,671,075
Large Capitalization Value	152,214,084	162,438,372
Small Capitalization Growth	69,384,317	74,484,478
Small Capitalization Value	490,520,664	373,443,070
International Equity	78,715,333	47,094,149
Total Return Bond	1,169,367,663	1,267,067,577
Intermediate-Term Bond	38,767,524	101,669,357
Mortgage Backed Securities	443,809,853	435,379,025

Transactions in options written during the year ended October 31, 2012, were as follows:

Intermediate-Term Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2011	53,300	$580,005
Written options	14,120	138,537
Expired options	(34,480)	(477,149)
Closed options	(21,640)	(181,888)

Options outstanding at October 31, 2012	11,300	$59,505

Total Return Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2011	47,300	$416,073
Written options	91,800	617,836
Expired options	(25,500)	(276,911)
Closed options	(72,800)	(139,163)

Options outstanding at October 31, 2012	40,800	$617,835

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Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par.

For the year ended October 31, 2012 the adjustments were as follows:

	Undistributed Net Investment Income or Loss	Accumulated Net Gains or Losses	Paid-In Capital In Excess of Par
Large Capitalization Growth(a)	$(577)	$577	$—
Large Capitalization Value(a)	621	(621)	—
Small Capitalization Growth(b)	89,422	—	(89,422)
Small Capitalization Value(f),(g),(h)	(1,623,362)	1,623,362	—
International Equity(a)	742,267	(742,267)	—
Total Return Bond(a),(c),(d),(e)	1,630,753	(1,630,753)	—
Intermediate-Term Bond(a),(c),(d),(e),(g)	(540,268)	540,268	—
Mortgage Backed Securities(c),(e)	191,106	(191,106)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of net operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of income from defaulted securities.
(e)	Reclassification of paydowns.
(f)	Reclassification of PFIC adjustments.
(g)	Redesignation of dividends paid.
(h)	Other book to tax differences.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the fiscal year ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$302,875	$—	$302,875
Large Capitalization Value	3,410,301	—	3,410,301
Small Capitalization Value	12,448,988	29,365,321	41,814,309
International Equity	6,255,681	—	6,255,681
Total Return Bond	9,886,738	—	9,886,738
Intermediate-Term Bond	7,113,091	969,520	8,082,611
Mortgage Backed Securities	1,330,954	—	1,330,954

166	THE TARGET PORTFOLIO TRUST

For the fiscal year ended October 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$310,242	$—	$310,242
Large Capitalization Value	3,056,600	—	3,056,600
Small Capitalization Value	7,806,127		7,806,127
International Equity	2,478,920	—	2,478,920
Total Return Bond	18,187,248	3,832,295	22,019,543
Intermediate-Term Bond	13,936,786	1,695,015	15,631,801
Mortgage Backed Securities	1,498,727	—	1,498,727

For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2012, the Portfolios had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Large Capitalization Growth	$295,227	$—
Large Capitalization Value	2,696,907	—
Small Capitalization Value	9,854,318	33,003,683
International Equity	6,663,014	—
Total Return Bond	10,103,437	—
Intermediate-Term Bond	2,625,925	—
Mortgage Backed Securities	100,716	—

These amounts may differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Portfolios’ investments and the net unrealized appreciation/ depreciation as of October 31, 2012 were as follows:

	Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ Depreciation
Large Capitalization Growth	$171,746,647	$47,703,413	$(6,840,726)	$40,862,687	$(22)	$40,862,665
Large Capitalization Value	221,348,110	29,083,590	(13,163,450)	15,920,140	—	15,920,140
Small Capitalization Growth	101,830,043	21,349,991	(4,905,670)	16,444,321	—	16,444,321
Small Capitalization Value	1,111,448,164	237,378,016	(56,764,998)	180,613,018	—	180,613,018
International Equity	323,197,026	43,376,008	(36,583,327)	6,792,681	(1,708)	6,790,973
Total Return Bond	508,465,670	21,543,720	(2,584,220)	18,959,500	1,678,761	20,638,261
Intermediate-Term Bond	175,816,058	6,792,189	(2,768,468)	4,023,721	2,156,694	6,180,415
Mortgage Backed Securities	66,376,116	1,938,270	(328,733)	1,609,537	(2,508)	1,607,029

THE TARGET PORTFOLIO TRUST	167

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments were primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Portfolios are permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following Portfolios utilized pre-enactment losses to offset net taxable gains realized in the fiscal year ended October 31, 2012 of approximately:

Large Capitalization Growth	$16,766,000
Large Capitalization Value	22,984,000
Small Capitalization Growth	3,356,000
Mortgage Backed Securities	650,000
Total Return Bond	527,000

No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

As of October 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:
International Equity	$8,104,000

Pre-Enactment Losses:

	Expiring October 31,
	2014	2015	2016	2017	2018	2019	Total
Large Capitalization Growth	$—	$—	$—	$20,877,000	$—	$—	$20,877,000
Large Capitalization Value	—	—	—	60,323,000	221,000	—	60,544,000
Small Capitalization Growth	—	—	—	25,602,000	—	—	25,602,000
International Equity	—	—	1,524,000	28,616,000	—	2,738,000	32,878,000
Mortgage Backed Securities	807,000	900,000	531,000	958,000	—	—	3,196,000

The Small Capitalization Growth Portfolio elected to treat certain late-year ordinary income losses of approximately $624,000 as having been incurred in the following fiscal year (October 31, 2013).

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

168	THE TARGET PORTFOLIO TRUST

Note 6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

	Class R		Class T
	Shares	Amount	Shares	Amount
Large Capitalization Growth
Year Ended October 31, 2012:
Sold	2,675,452	$38,594,842	381,843	$5,525,796
Reinvested	—	—	22,196	292,761
Redeemed	(2,189,173)	(32,018,220)	(1,652,885)	(23,935,756)

Net Increase (Decrease)	486,279	$6,576,622	(1,248,846)	$(18,117,199)

Year Ended October 31, 2011:
Sold	2,816,204	$38,117,451	577,380	$7,870,443
Reinvested	—	—	22,526	302,077
Redeemed	(2,351,978)	(31,911,333)	(2,471,202)	(34,019,278)

Net Increase (Decrease)	464,226	$6,206,118	(1,871,296)	$(25,846,758)

Large Capitalization Value
Year Ended October 31, 2012:
Sold	3,531,512	$37,077,078	499,304	$5,200,746
Reinvested	180,008	1,713,677	172,499	1,643,918
Redeemed	(3,180,267)	(33,167,122)	(2,105,961)	(22,002,803)

Net Increase (Decrease)	531,253	$5,623,633	(1,434,158)	$(15,158,139)

Year Ended October 31, 2011:
Sold	4,173,124	$42,081,540	860,501	$8,777,621
Reinvested	124,372	1,256,153	173,422	1,753,297
Redeemed	(2,857,323)	(29,120,411)	(3,448,245)	(35,679,113)

Net Increase (Decrease)	1,440,173	$14,217,282	(2,414,322)	$(25,148,195)

Small Capitalization Growth
Year Ended October 31, 2012:
Sold	2,145,277	$24,346,971	118,408	$1,381,804
Reinvested	—	—	—	—
Redeemed	(1,487,832)	(17,143,493)	(900,516)	(10,526,666)

Net Increase (Decrease)	657,445	$7,203,478	(782,108)	$(9,144,862)

Year Ended October 31, 2011:
Sold	2,239,152	$24,344,979	368,799	$4,147,835
Reinvested	—	—	—	—
Redeemed	(1,717,953)	(19,145,178)	(1,728,981)	(19,653,249)

Net Increase (Decrease)	521,199	$5,199,801	(1,360,182)	$(15,505,414)

Small Capitalization Value
Year Ended October 31, 2012:
Sold	1,472,289	$30,253,286	14,754,767	$308,028,367
Reinvested	144,011	2,764,999	1,799,403	34,674,504
Redeemed	(1,094,238)	(22,327,838)	(9,865,547)	(204,759,909)

Net Increase (Decrease)	522,062	$10,690,447	6,688,623	$137,942,962

THE TARGET PORTFOLIO TRUST	169

	Class Q*		Class R		Class T
	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended October 31, 2011:
Sold			1,762,400	$35,858,712	14,715,096	$310,378,644
Reinvested			12,402	251,514	329,465	6,704,604
Redeemed			(1,111,170)	(23,053,163)	(13,529,063)	(280,254,114)

Net Increase (Decrease)			663,632	$13,057,063	1,515,498	$36,829,134

International Equity
Year Ended October 31, 2012:
Sold	1,461,319	$15,723,472	6,286,224	$67,415,282	471,658	$5,099,765
Reinvested	257,744	2,649,607	187,430	1,926,776	160,173	1,646,584
Redeemed	(927,356)	(10,043,345)	(3,236,126)	(35,320,778)	(1,628,359)	(17,639,822)

Net Increase (Decrease)	791,707	$8,329,734	3,237,528	$34,021,280	(996,528)	$(10,893,473)

Year Ended October 31, 2011:
Sold	1,023,837	$11,246,758	5,147,523	$60,065,463	10,416,360	$128,415,996
Reinvested	—	—	79,602	924,975	131,164	1,525,441
Redeemed	(608,944)	(7,220,510)	(2,055,676)	(24,384,369)	(2,780,213)	(33,784,867)

	414,893	$4,026,248	3,171,449	$36,606,069	7,767,311	$96,156,570
Shares issued upon conversion from Class T	9,351,913	118,675,777	—	—	—	—
Shares reacquired upon conversion into Class Q	—	—	—	—	(9,351,913)	(118,675,777)

Net Increase (Decrease)	9,766,806	$122,702,025	3,171,449	$36,606,069	(1,584,602)	$(22,519,207)

Total Return Bond
Year Ended October 31, 2012:
Sold			7,506,147	$84,111,907	6,238,035	$70,553,745
Reinvested			283,381	3,179,749	585,596	6,624,096
Redeemed			(3,718,301)	(41,754,260)	(6,894,779)	(77,924,589)

Net Increase (Decrease)			4,071,227	$45,537,396	(71,148)	$(746,748)

Year Ended October 31, 2011:
Sold			5,980,875	$64,642,701	7,135,190	$77,910,031
Reinvested			591,539	6,331,587	1,459,943	15,731,269
Redeemed			(3,970,230)	(43,056,478)	(8,867,059)	(96,421,045)

Net Increase (Decrease)			2,602,184	$27,917,810	(271,926)	$(2,779,745)

Intermediate-Term Bond
Year Ended October 31, 2012:
Sold			—	$—	2,304,922	$24,370,801
Reinvested			—	—	752,883	7,862,089
Redeemed			—	—	(4,835,106)	(51,158,727)

Net Increase (Decrease)			—	$—	(1,777,301)	$(18,925,837)

Year Ended October 31, 2011:
Sold			—	$—	3,382,892	$35,487,485
Reinvested			—	—	1,482,405	15,323,051
Redeemed			—	—	(10,182,399)	(106,009,822)

Net Increase (Decrease)			—	$—	(5,317,102)	$(55,199,286)

170	THE TARGET PORTFOLIO TRUST

	Class R		Class T
	Shares	Amount	Shares	Amount
Mortgage Backed Securities
Year Ended October 31, 2012:
Sold	—	$—	1,720,443	$18,518,112
Reinvested	—	—	117,867	1,272,691
Redeemed	—	—	(1,115,271)	(12,045,966)

Net Increase (Decrease)	—	$—	723,039	$7,744,837

Year Ended October 31, 2011:
Sold	—	$—	1,004,440	$10,685,987
Reinvested	—	—	140,629	1,484,331
Redeemed	—	—	(1,253,523)	(13,269,886)

Net Increase (Decrease)	—	$—	(108,454)	$(1,099,568)

*	Commencement of offering was March 1, 2011.

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Companies pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Companies had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under these is contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the line of credit during the year ended October 31, 2012. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at October 31, 2012
Small Capitalization Growth	$892,167	1.47%	6	$—
International Equity	790,833	1.47%	6	—

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

THE TARGET PORTFOLIO TRUST	171

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, in addition to the monthly dividends paid by the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and Mortgage Backed Securities Portfolio, the Portfolios declared ordinary income dividends and capital gain distributions. The per share amounts declared were as follows:

Portfolio		Declaration Date	Paid to Shareholders of Record	Ex-Dividend Date	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Large Capitalization Growth	Class R	12/10/2012	12/11/2012	12/12/2012	$0.01663	$—	$—
	Class T	12/10/2012	12/11/2012	12/12/2012	0.09011	—	—
Large Capitalization Value	Class R	12/10/2012	12/11/2012	12/12/2012	0.16600	—	—
	Class T	12/10/2012	12/11/2012	12/12/2012	0.21700	—	—
Small Capitalization Value	Class R	12/11/2012	12/12/2012	12/13/2012	0.15953	—	0.60612
	Class T	12/11/2012	12/12/2012	12/13/2012	0.26398	—	0.60612
International Equity	Class Q	12/14/2012	12/17/2012	12/18/2012	0.28850	—	—
	Class R	12/14/2012	12/17/2012	12/18/2012	0.22360	—	—
	Class T	12/14/2012	12/17/2012	12/18/2012	0.27820	—	—
Total Return Bond	Class R	12/19/2012	12/21/2012	12/24/2012	0.04385	—	—
	Class T	12/19/2012	12/21/2012	12/24/2012	0.04385	—	—
	Class R	12/19/2012	12/19/2012	12/20/2012	—	0.21375	—
	Class T	12/19/2012	12/19/2012	12/20/2012	—	0.21375	—
Intermediate Term Bond	Class T	12/19/2012	12/20/2012	12/21/2012	—	0.17659	—

172	THE TARGET PORTFOLIO TRUST

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,
	2012(d)	2011(d)	2010(d)	2009	2008(d)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.56	$12.76	$10.85	$10.11	$17.46
Income (loss) from investment operations
Net investment income (loss)	(.01)	(.01)	(.01)	.05	.05
Net realized and unrealized gain (loss) on investments	1.15	.81	1.96	.76	(6.43)
Total from investment operations	1.14	.80	1.95	.81	(6.38)
Less dividends and distributions
Dividends from net investment income	—	—	(.04)	(.07)	(.02)
Distributions from net realized gains	—	—	—	—	(.95)
Total dividends and distributions	—	—	(.04)	(.07)	(.97)
Net asset value, end of year	$14.70	$13.56	$12.76	$10.85	$10.11

TOTAL RETURN(a)	8.41%	6.27%	17.99%	8.13%	(38.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$128,828	$112,255	$99,676	$70,097	$48,348
Average net assets (000)	$121,998	$109,325	$84,636	$54,036	$46,321
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(b)	1.32%	1.34%	1.33%	1.36%	1.24%
Expenses, excluding distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Net investment income (loss)	(.07)%	(.08)%	(.08)%	.28%	.35%
Portfolio turnover rate	70%	97%	171%	243%	101%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	173

Financial Highlights (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009	2008(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.70	$12.86	$10.93	$10.19	$17.55
Income (loss) from investment operations
Net investment income	.06	.06	.05	.10	.13
Net realized and unrealized gain (loss) on investments	1.16	.82	1.97	.76	(6.47)
Total from investment operations	1.22	.88	2.02	.86	(6.34)
Less dividends and distributions
Dividends from net investment income	(.05)	(.04)	(.09)	(.12)	(.07)
Distributions from net realized gains	—	—	—	—	(.95)
Total dividends and distributions	(.05)	(.04)	(.09)	(.12)	(1.02)
Net asset value, end of year	$14.87	$13.70	$12.86	$10.93	$10.19

TOTAL RETURN(a)	8.92%	6.83%	18.55%	8.64%	(38.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$81,456	$92,149	$110,550	$124,122	$150,428
Average net assets (000)	$87,434	$102,690	$116,806	$123,629	$237,628
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Expenses, excluding distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Net investment income	.44%	.44%	.45%	.84%	.91%
Portfolio turnover rate	70%	97%	171%	243%	101%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

174	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$9.92	$9.73	$8.79	$8.78	$16.24
Income (loss) from investment operations
Net investment income	.16	.13	.11	.15	.23
Net realized and unrealized gain (loss) on investments	1.13	.18	.98	.13	(6.31)
Total from investment operations	1.29	.31	1.09	.28	(6.08)
Less dividends and distributions
Dividends from net investment income	(.15)	(.12)	(.15)	(.27)	(.22)
Distributions from net realized gains	—	—	—	—	(1.16)
Total dividends and distributions	(.15)	(.12)	(.15)	(.27)	(1.38)
Net asset value, end of year	$11.06	$9.92	$9.73	$8.79	$8.78

TOTAL RETURN(a)	13.23%	3.19%	12.45%	3.59%	(40.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$132,434	$113,434	$97,308	$70,291	$46,778
Average net assets (000)	$121,917	$108,407	$84,613	$53,491	$46,282
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.31%	1.33%	1.31%	1.33%	1.21%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Net investment income	1.53%	1.30%	1.21%	1.96%	1.90%
Portfolio turnover rate	75%	43%	32%	104%	77%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	175

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$9.97	$9.78	$8.83	$8.82	$16.31
Income (loss) from investment operations
Net investment income	.21	.18	.16	.20	.30
Net realized and unrealized gain (loss) on investments	1.14	.18	.98	.12	(6.33)
Total from investment operations	1.35	.36	1.14	.32	(6.03)
Less dividends and distributions
Dividends from net investment income	(.20)	(.17)	(.19)	(.31)	(.30)
Distributions from net realized gains	—	—	—	—	(1.16)
Total dividends and distributions	(.20)	(.17)	(.19)	(.31)	(1.46)
Net asset value, end of year	$11.12	$9.97	$9.78	$8.83	$8.82

TOTAL RETURN(a)	13.86%	3.62%	13.00%	4.15%	(40.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$81,281	$87,171	$109,097	$128,187	$168,217
Average net assets (000)	$84,322	$99,621	$119,520	$129,379	$279,413
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Net investment income	2.03%	1.80%	1.74%	2.64%	2.40%
Portfolio turnover rate	75%	43%	32%	104%	77%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

176	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.97	$9.66	$7.71	$7.17	$13.73
Income (loss) from investment operations
Net investment loss	(.09)	(.07)	(.05)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	.68	1.38	2.00	.58	(6.53)
Total from investment operations	.59	1.31	1.95	.54	(6.56)
Capital contributions(e)	—	—	— (d)	—	—
Net asset value, end of year	$11.56	$10.97	$9.66	$7.71	$7.17

TOTAL RETURN(a)	5.38%	13.56%	25.29%	7.53%	(47.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$62,731	$52,325	$41,025	$28,129	$18,607
Average net assets (000)	$57,399	$47,547	$35,238	$22,037	$18,762
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees(c)	1.42%	1.44%	1.46%	1.52%	1.30%
Expenses, excluding distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Net investment loss	(.93)%	(.80)%	(.72)%	(.77)%	(.39)%
Portfolio turnover rate	71%	92%	64%	92%	223%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(d)	Less than $0.005 per share.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	177

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.24	$9.84	$7.82	$7.25	$13.82
Income (loss) from investment operations
Net investment income (loss)	(.04)	(.02)	(.01)	(.02)	.02
Net realized and unrealized gain (loss) on investments	.70	1.42	2.03	.60	(6.59)
Total from investment operations	.66	1.40	2.02	.58	(6.57)
Less dividends from net investment income	—	—	—	(.01)	—
Capital contributions(d)	—	—	— (c)	—	—
Net asset value, end of year	$11.90	$11.24	$9.84	$7.82	$7.25

TOTAL RETURN(a)	5.87%	14.23%	25.83%	8.06%	(47.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$37,110	$43,838	$51,777	$52,671	$58,235
Average net assets (000)	$40,486	$50,339	$53,128	$51,109	$97,771
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Expenses, excluding distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Net investment income (loss)	(.44)%	(.29)%	(.18)%	(.26)%	.17%
Portfolio turnover rate	71%	92%	64%	92%	223%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Less than $0.005 per share.
(d)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

178	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$20.17	$18.80	$15.41	$14.10	$21.90
Income (loss) from investment operations
Net investment income	.19	.11	.10	.13	.16
Net realized and unrealized gain (loss) on investments	1.65	1.35	3.41	1.42	(6.52)
Total from investment operations	1.84	1.46	3.51	1.55	(6.36)
Less dividends and distributions
Dividends from net investment income	(.14)	(.09)	(.12)	(.16)	(.23)
Distributions from net realized gains	(.66)	—	—	(.08)	(1.21)
Total dividends and distributions	(.80)	(.09)	(.12)	(.24)	(1.44)
Net asset value, end of year	$21.21	$20.17	$18.80	$15.41	$14.10

TOTAL RETURN(a)	9.51%	7.75%	22.93%	11.37%	(30.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$84,483	$69,790	$52,587	$33,574	$22,660
Average net assets (000)	$76,205	$63,352	$43,680	$26,425	$22,626
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.18%	1.21%	1.26%	1.30%	1.30%
Expenses, excluding distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Net investment income	.92%	.55%	.57%	.96%	.89%
Portfolio turnover rate	37%	44%	33%	48%	54%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	179

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$20.33	$18.95	$15.51	$14.21	$22.00
Income (loss) from investment operations
Net investment income	.29	.22	.19	.20	.23
Net realized and unrealized gain (loss) on investments	1.67	1.34	3.45	1.41	(6.53)
Total from investment operations	1.96	1.56	3.64	1.61	(6.30)
Less dividends and distributions
Dividends from net investment income	(.24)	(.18)	(.20)	(.23)	(.28)
Distributions from net realized gains	(.66)	—	—	(.08)	(1.21)
Total dividends and distributions	(.90)	(.18)	(.20)	(.31)	(1.49)
Net asset value, end of year	$21.39	$20.33	$18.95	$15.51	$14.21

TOTAL RETURN(a)	10.11%	8.22%	23.64%	11.82%	(30.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$1,079,475	$890,245	$800,761	$538,202	$374,101
Average net assets (000)	$1,000,086	$872,587	$674,452	$439,058	$414,364
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Expenses, excluding distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Net investment income	1.42%	1.06%	1.07%	1.46%	1.38%
Portfolio turnover rate	37%	44%	33%	48%	54%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

180	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class Q
	Year Ended October 31, 2012(e)	March 1, 2011(b), through October 31, 2011(e)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.10	$12.56
Income (loss) from investment operations
Net investment income	.27	.26
Net realized and unrealized gain (loss) on investments	.32	(1.72)
Total from investment operations	.59	(1.46)
Less dividends and distributions
Dividends from net investment income	(.27)	—
Distributions from net realized gains	—	—
Total dividends and distributions	(.27)	—
Net asset value, end of period	$11.42	$11.10

TOTAL RETURN(a)	5.60%	(11.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$120,574	$108,378
Average net assets (000)	$110,908	$94,827
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.84%	.87	%(c)
Expenses, excluding distribution and service (12b-1) fees	.84%	.87	%(c)
Net investment income	2.51%	3.21	%(c)
Portfolio turnover rate	16%	19	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of offering.
(c)	Annualized.
(d)	Not Annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	181

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.02	$11.84	$10.78	$8.99	$20.04
Income (loss) from investment operations
Net investment income	.21	.22	.14	.13	.29
Net realized and unrealized gain (loss) on investments	.32	(.90)	1.00	2.08	(8.84)
Total from investment operations	.53	(.68)	1.14	2.21	(8.55)
Less dividends and distributions
Dividends from net investment income	(.19)	(.14)	(.11)	(.42)	(.31)
Distributions from net realized gains	—	—	—	—	(2.19)
Total dividends and distributions	(.19)	(.14)	(.11)	(.42)	(2.50)
Capital contributions(e)	—	—	.03	—	—
Net asset value, end of year	$11.36	$11.02	$11.84	$10.78	$8.99

TOTAL RETURN(a)	5.01%	(5.84)%	10.93%	26.13%	(48.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$148,857	$108,715	$79,234	$57,184	$35,482
Average net assets (000)	$125,953	$93,879	$68,032	$43,233	$36,790
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.45%	1.48%	1.54%	1.51%	1.33%
Expenses, excluding distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Net investment income	1.91%	1.87%	1.29%	1.46%	2.12%
Portfolio turnover rate	16%	19%	41%	38%	30%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(e)	The Portfolio received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

182	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.08	$11.90	$10.83	$9.03	$20.13
Income (loss) from investment operations
Net investment income	.26	.30	.19	.17	.36
Net realized and unrealized gain (loss) on investments	.32	(.93)	1.01	2.10	(8.86)
Total from investment operations	.58	(.63)	1.20	2.27	(8.50)
Less dividends and distributions
Dividends from net investment income	(.25)	(.19)	(.16)	(.47)	(.41)
Distributions from net realized gains	—	—	—	—	(2.19)
Total dividends and distributions	(.25)	(.19)	(.16)	(.47)	(2.60)
Capital contributions(d)	—	—	.03	—	—
Net asset value, end of year	$11.41	$11.08	$11.90	$10.83	$9.03

TOTAL RETURN(a)	5.52%	(5.36)%	11.45%	26.84%	(47.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$65,450	$74,592	$98,978	$119,006	$123,970
Average net assets (000)	$67,572	$112,082	$106,108	$110,053	$218,670
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Expenses, excluding distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Net investment income	2.39%	2.47%	1.75%	1.94%	2.49%
Portfolio turnover rate	16%	19%	41%	38%	30%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The Portfolio received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	183

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	Year Ended October 31,
	2012	2011	2010	2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.94	$11.34	$10.93	$9.86		$10.54
Income (loss) from investment operations
Net investment income	.21	.26	.30	.42		.46
Net realized and unrealized gain (loss) on investments	.59	(.03)	.68	1.82		(.68)
Total from investment operations	.80	.23	.98	2.24		(.22)
Less dividends and distributions
Dividends from net investment income	(.23)	(.27)	(.30)	(.62)		(.46)
Distributions from net realized gains	—	(.36)	(.27)	(.55)		—
Total dividends and distributions	(.23)	(.63)	(.57)	(1.17)		(.46)
Capital contributions(g)	—	—	— (f)	—		—
Net asset value, end of year	$11.51	$10.94	$11.34	$10.93		$9.86

TOTAL RETURN(a)	7.42%	2.24%	9.33%	24.57%		(2.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$181,334	$127,837	$102,992	$71,457		$53,218
Average net assets (000)	$154,728	$117,927	$86,806	$56,103		$42,474
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(b)	1.13%	1.15%	1.17%	1.32	%(d)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.63%	.65%	.67%	.82	%(e)	.73%
Net investment income	1.92%	2.50%	2.79%	4.20%		4.39%
Portfolio turnover rate	308%	243%	369%	657%		697%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(e)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(f)	Less than $0.005 per share.
(g)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

184	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Year Ended October 31,
	2012	2011	2010	2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.02	$11.42	$11.01	$9.93		$10.60
Income (loss) from investment operations
Net investment income	.28	.33	.36	.47		.53
Net realized and unrealized gain (loss) on investments	.59	(.04)	.68	1.84		(.68)
Total from investment operations	.87	.29	1.04	2.31		(.15)
Less dividends and distributions
Dividends from net investment income	(.29)	(.33)	(.36)	(.68)		(.52)
Distributions from net realized gains	—	(.36)	(.27)	(.55)		—
Total dividends and distributions	(.29)	(.69)	(.63)	(1.23)		(.52)
Capital contributions(e)	—	—	— (d)	—		—
Net asset value, end of year	$11.60	$11.02	$11.42	$11.01		$9.93

TOTAL RETURN(a)	8.01%	2.76%	9.82%	25.15%		(1.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$267,095	$254,598	$266,960	$217,784		$194,970
Average net assets (000)	$260,059	$249,230	$242,590	$198,247		$206,986
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	.63%	.65%	.67%	.82	%(c)	.73%
Expenses, excluding distribution and service (12b-1) fees	.63%	.65%	.67%	.82	%(c)	.73%
Net investment income	2.46%	2.99%	3.28%	4.71%		4.86%
Portfolio turnover rate	308%	243%	369%	657%		697%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(d)	Less than $0.005 per share.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	185

Financial Highlights (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Year Ended October 31,
	2012	2011	2010		2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.50	$10.96	$10.85		$10.27		$10.25
Income (loss) from investment operations
Net investment income	.27	.27	.27		.36		.44
Net realized and unrealized gain on investments	.56	— (b)	.66		1.27		.08
Total from investment operations	.83	.27	.93		1.63		.52
Less dividends and distributions
Dividends from net investment income	(.42)	(.36)	(.28)		(.42)		(.50)
Distributions from net realized gains	(.06)	(.37)	(.54)		(.63)		—
Total dividends and distributions	(.48)	(.73)	(.82)		(1.05)		(.50)
Capital contributions(e)	—	—	—	(b)	—		—
Net asset value, end of year	$10.85	$10.50	$10.96		$10.85		$10.27

TOTAL RETURN(a)	8.13%	2.70%	9.07%		17.01%		5.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$169,193	$182,371	$248,817		$245,517		$204,548
Average net assets (000)	$177,149	$210,348	$247,716		$218,911		$227,475
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.66%	.66%	.66	%(d)	.74	%(d)	.60%
Expenses, excluding distribution and service (12b-1) fees	.66%	.66%	.66	%(d)	.74	%(d)	.60%
Net investment income	2.50%	2.61%	2.53%		3.47%		4.21%
Portfolio turnover rate	175%	392%	938%		527%		395%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Less than $0.005 per share.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

186	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Year Ended October 31,
	2012	2011	2010		2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.68	$10.60	$9.96		$9.26		$9.95
Income (loss) from investment operations
Net investment income	.29	.49	.54		.70		.63
Net realized and unrealized gain (loss) on investments	.20	.05	.64		.74		(.66)
Total from investment operations	.49	.54	1.18		1.44		(.03)
Less dividends from net investment income	(.34)	(.46)	(.54)		(.74)		(.66)
Net asset value, end of year	$10.83	$10.68	$10.60		$9.96		$9.26

TOTAL RETURN(a)	4.64%	5.26%	12.13%		16.20%		(.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$43,605	$35,281	$36,157		$41,112		$51,368
Average net assets (000)	$42,171	$34,208	$38,594		$44,081		$64,999
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.93%	1.03%	.88	%(b)	1.07	%(b)	1.94	%(b)
Expenses, excluding distribution and service (12b-1) fees	.93%	1.03%	.88	%(b)	1.07	%(b)	1.94	%(b)
Net investment income	2.70%	4.65%	5.23%		7.35%		6.34%
Portfolio turnover rate(d)	847%	670%	646%		425%		338%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The annualized expense ratio without interest expense would have been .87%, .79%, and .70%, respectively, for the years ended October 31, 2010, 2009, and 2008.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar rolls transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	187

Report of Independent Registered Public Accounting Firm

The Board of Trustee and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio, hereafter referred to as the “Funds”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

188	THE TARGET PORTFOLIO TRUST

Federal Tax Information (Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you as to the federal income tax status of distributions paid during such fiscal year. We are advising you that during its fiscal year ended October 31, 2012, The Target Portfolio Trust reported the maximum amount allowable per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class R and T shares as follows:

		Capital Gains Distributions
Small Capitalization Value	Class R	$0.63
	Class T	0.63
Intermediate-Term Bond	Class T	0.06

For the fiscal year ended October 31, 2012 the Portfolios report the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code ("DRD") and 3) interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Large Capitalization Growth	100.00%	100.00%	0.00%
Large Capitalization Value	100.00%	100.00%	0.00%
Small Capitalization Value	100.00%	100.00%	0.00%
International Equity	100.00%	0.00%	0.00%
Total Return Bond	0.00%	0.00%	84.30%
Intermediate-Term Bond	0.00%	0.00%	42.64%
Mortgage Backed Securities	0.00%	0.00%	71.53%

For the fiscal year ended October 31, 2012, International Equity Portfolio has made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $657,427 foreign tax credit from foreign source income of $10,945,857.

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Portfolios from U.S. Government obligations for the fiscal year ended October 31, 2012. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities.

THE TARGET PORTFOLIO TRUST	189

Federal Tax Information (Unaudited) (continued)

Portfolio***	Percentage of interest from U.S. Government Obligations
Total Return Bond	18.96
Intermediate-Term Bond	4.18

***	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2012 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

In January 2013, you will be advised on IRS Form 1099-DIV or Substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2012.

190	THE TARGET PORTFOLIO TRUST

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Portfolios is set forth below. Board Members who are not deemed to be “interested persons” of the Portfolios, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Portfolios are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Portfolios and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Portfolios.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

THE TARGET PORTFOLIO TRUST

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

THE TARGET PORTFOLIO TRUST

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Board of the Target Portfolio Trust is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

THE TARGET PORTFOLIO TRUST

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

THE TARGET PORTFOLIO TRUST

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Target Portfolio Trust is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements

Renewal of Existing Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”)1 consists of ten individuals, eight of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios and their operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and each Portfolio’s subadvisory agreement. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interest of each of the Trust’s Portfolios and their shareholders.

In advance of the meetings, the Trustees requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and the Trust’s subadvisers. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by PI and each

[1]

The Trust is comprised of the following series (each, a “Portfolio” and collectively, the “Portfolios”): Target Large Capitalization Value Portfolio, Target Large Capitalization Growth Portfolio, Target Small Capitalization Value Portfolio, Target Small Capitalization Growth Portfolio, Target International Equity Portfolio, Target Intermediate-Term Bond Portfolio, Target Mortgage-Backed Securities Portfolio and Target Total Return Bond Portfolio.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

subadviser, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser,2 each of which serve pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the

[2]

The respective subadvisers for each Portfolio are as follows: Target Large Capitalization Value Portfolio (Hotchkis and Wiley Capital Management, LLC, Epoch Investment Partners, Inc. (Epoch) and NFJ Investment Group LLC), Target Large Capitalization Growth Portfolio (Marsico Capital Management LLC and Massachusetts Financial Services Company), Target Small Capitalization Value Portfolio (EARNEST Partners LLC, JP Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, NFJ Investment Group LLC, and Vaughan Nelson Investment Management, LP), Target Small Capitalization Growth Portfolio (Eagle Asset Management and Emerald Mutual Fund Advisers Trust), Target International Equity Portfolio (LSV Asset Management and Thornburg Investment Management, Inc.), Target Intermediate-Term Bond Portfolio (Pacific Investment Management Company LLC), Target Mortgage-Backed Securities Portfolio (Wellington Management Company LLC) and Target Total Return Bond Portfolio (Pacific Investment Management Company LLC). The Board approved the appointment of Epoch to replace Eaton Vance Management at the meeting on June 5-7, 2012.

THE TARGET PORTFOLIO TRUST

investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and its Portfolios benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to certain of the Portfolios during the year ended December 31, 2011 exceeded the benefits gained by PI, resulting in an operating loss to PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board separately considered the profitability, to the extent available, of the Trust’s subadvisers. However, the Board noted that none of the Trust’s subadvisers was

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the advisory fee schedule for the Portfolios of the Trust does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust and its Portfolios. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Portfolios. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

THE TARGET PORTFOLIO TRUST

Performance of the Portfolios / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Portfolio for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders.

The mutual funds included in the Peer Universe3 and the Peer Group for each Portfolio were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed each Portfolio in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. The

[3]	Peer Universes for each Portfolio are denoted below:

Large Capitalization Growth Portfolio: Lipper Large-Cap Growth Funds Performance Universe.

Large Capitalization Value Portfolio: Lipper Large-Cap Value Funds Performance Universe.

Small Capitalization Growth Portfolio: Lipper Small-Cap Growth Funds Performance Universe.

Small Capitalization Value Portfolio: Lipper Small-Cap Value Funds Performance Universe. Although Lipper classifies the Portfolio in its Small-Cap Core Funds Performance Universe, the Lipper Small-Cap Value Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

International Equity Portfolio: a custom blend of mutual funds included in the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universe. Although Lipper classifies the Portfolio in its International Large-Cap Core Funds Performance Universe, the custom blend was utilized for performance comparisons, because PI believes that the funds included in this custom blend provide a more appropriate basis for Portfolio performance comparisons. Note: Lipper has since re-classified the Portfolio, and it is now included in the International Multi-Cap Core Funds Performance Universe.

Total Return Bond Portfolio: Lipper Intermediate Investment-Grade Debt Funds Performance Universe. Although Lipper classifies the Portfolio in its BBB-rated Corporate Debt Funds Performance Universe, the Intermediate Investment-Grade Debt Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

Intermediate Term Bond Portfolio: Lipper Intermediate Investment-Grade Debt Funds Performance Universe.

Mortgage-Backed Securities Portfolio: Lipper U.S. Mortgage Funds Performance Universe.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

table sets forth gross performance comparisons (which do not reflect the impact on performance of any portfolio expenses, or subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Large Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over all periods.
•

The Board further noted PI’s assertion that much of the recent underperformance was attributable to the fact that the active large growth investment style utilized by the Portfolio’s subadvisers was out of favor in the market.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Large Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the ten-year period, although it underperformed over the one-, three-, and five-year periods.
•

The Board further noted that it had approved a recommendation by PI to replace Eaton Vance Management, one of the Portfolio’s existing subadvisers, with a new subadviser to address the Portfolio’s underperformance.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

THE TARGET PORTFOLIO TRUST

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Small Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period, although it underperformed over the three-, five- and ten-year periods.
•	The Board concluded that, in light of the Portfolio’s recently improved performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Small Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•

The Board concluded that, in light of the Portfolio’s strong performance for the one-year period and over longer time periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

International Equity Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Total Return Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.
•	The Board concluded that, in light of the Portfolio’s strong performance over longer time periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Intermediate-Term Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Portfolio’s strong performance over longer periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

THE TARGET PORTFOLIO TRUST

Mortgage-Backed Securities Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Portfolio’s strong performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of each Portfolio and its shareholders.

THE TARGET PORTFOLIO TRUST

Approval of New Subadvisory Agreements

Target Large Capitalization Growth Portfolio: Approval of New Subadvisory Agreement

At a September 12-14, 2012 meeting, the Board, including all of the Independent Trustees, considered and approved a new subadvisory agreement with Brown Advisory LLC (“Brown or the “Subadviser”), which will serve as a third subadviser for the Portfolio to complement Marsico Capital Management, LLC (“Marsico”) and Massachusetts Financial Services Company (“MFS”), the current subadvisers for the Portfolio.

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadviser; any relevant comparable performance information; the fees proposed to be paid by PI to the Subadviser under the agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In connection with its deliberations, the Board considered information provided by the PI and the Subadviser at or in advance of the meetings on September 12-14, 2012. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement.

The Trustees determined that the overall arrangements between the Manager and the Subadviser, pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Marsico and MFS under the current subadvisory agreements and those additional services that would be provided by Brown Advisory LLC (Brown) under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Brown management team. The Board met with representatives from Brown and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment

THE TARGET PORTFOLIO TRUST

operations, and other relevant information pertaining to Brown. The Board noted that it received a favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to Brown.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Brown and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the additional subadvisory services to be provided by Brown under the new subadvisory agreement.

Performance of the Portfolio

The Board considered the performance of other accounts managed by Brown utilizing an investment style and strategy similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Brown in the proposed strategy.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Brwon under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Brown by other Portfolios with investment objective similar to that of the Portfolio. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI.

The Board considered the proposed subadvisory fees of 0.30% of the Portfolio’s first $500 million of average daily net assets, 0.25% of average daily net assets on the next $500 million, and 0.20% of average daily net assets in excess of $1 billion to be paid by the Manager to the Subadviser. The Board concluded that the proposed subadvisory fee was reasonable.

Subadviser’s Profitability

Because the engagement of Brown is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board considered the potential for Brown to experience economies of scale as the amount of assets of the Portfolio managed by the new subadviser increased in

THE TARGET PORTFOLIO TRUST

Approval of New Subadvisory Agreements (continued)

size. The Board considered that the proposed subadvisory fee for Brown would include breakpoints in the fee rate paid by PI to Brown, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Portfolio managed by Brown increased in size. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Brown and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Brown included the ability to use soft dollar credits, brokerage commissions received by affiliates of Brown, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Brown were consistent with the types of benefits generally derived by subadvisers to mutual funds.

***

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Portfolio and its shareholders.

Target Large Capitalization Value Portfolio: Approval of New Subadvisory Agreement

At meetings of the Board held on June 6, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Epoch Investment Partners, Inc. (“Epoch”) as a subadviser with respect to the Large Capitalization Value Portfolio (the “Portfolio”), in replacement of Eaton Vance Management (“Eaton Vance”). In approving the new subadvisory agreement between PI and Epoch (the “Subadvisory Agreement”), the Board, including the Independent Trustees advised by their independent legal counsel, K&L Gates LLP, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Portfolios by Epoch; any relevant comparable performance information; the fees proposed to be paid by PI to Epoch under the Subadvisory Agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Epoch and received presentations from PI, as well as from representatives of Epoch. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information.

THE TARGET PORTFOLIO TRUST

The Trustees determined that the overall arrangements between PI and Epoch, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the Portfolio by Epoch under the Subadvisory Agreement, namely, that Epoch would provide day-to-day Portfolio management services to a portion of the Portfolio and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Portfolio under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Portfolio under their respective subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Epoch’s Portfolio management team. In connection with the recent annual review of advisory and subadvisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the Portfolio managers who would be responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to Epoch’s organizational structure, senior management, investment operations, and other relevant information pertaining to Epoch. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (“CCO”) as to Epoch.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Epoch under the Subadvisory Agreement should be comparable to the services that were provided by Eaton Vance to the Portfolio. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Epoch and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Epoch under the Subadvisory Agreement.

Performance of the Portfolio

The Board received and considered information regarding the performance of other investment companies managed by Epoch utilizing an investment style and strategy

THE TARGET PORTFOLIO TRUST

Approval of New Subadvisory Agreements (continued)

similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Epoch in the proposal strategy.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by PI to Epoch under the Subadvisory Agreement were higher than the fee rate applicable to Eaton Vance. The Board also considered, among other things, the fee rates payable to Epoch by other Portfolios with an investment objective similar to that of the Portfolio. The Board noted that PI, not the Portfolio, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Portfolio. The Board considered the proposed subadvisory fees of 0.275% of the Portfolio’s first $1 billion of average daily net assets and 0.20% of the Portfolio’s average daily assets in excess of $1 billion to be paid by PI to Epoch. The Board noted that the proposed fee for Epoch is based on combined assets in the retail Portfolios’ portfolio that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Board concluded that the proposed subadvisory fee rate payable to Epoch under the new Subadvisory Agreement was reasonable.

Profitability

In connection with their annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Epoch, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Epoch is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for Epoch to experience economies of scale as the amount of assets of the Portfolio managed by Epoch increased in size. The Board further considered that the proposed subadvisory fee rate for Epoch would include breakpoints in the fee rate paid by the Manager to Epoch, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Portfolio managed by Epoch increased in

THE TARGET PORTFOLIO TRUST

size. The Board noted that there was no proposed change in advisory agreements’ fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Epoch and its affiliates as a result of their relationship with the Portfolio. The Boards concluded that any potential benefits to be derived by Epoch included its ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual Portfolios.

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Portfolio and its shareholders.

THE TARGET PORTFOLIO TRUST

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice
President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer •
Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Brown Advisory, LLC	901 S. Bond Street Suite 400 Baltimore, MD 21231

	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Emerald Mutual Fund Advisers Trust	3175 Oregon Pike Leola, PA 17540

	Epoch Investment Partners, Inc.	640 Fifth Avenue New York, NY 10019

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street 39th Floor Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	245 Park Avenue New York, NY 10167

	Lee Munder Capital Group LLC	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02109

	NFJ Investment Group LLC	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	280 Congress Street Boston, MA 02110

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Trust carefully before investing. The prospectus and summary prospectuses contain this and other information about the Trust. An investor may obtain a prospectus and summary prospectuses by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectuses and summary prospectuses should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each month.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

THE TARGET PORTFOLIO TRUST	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Total Return Bond (Class T)	TATBX	875921884
Large Capitalization Growth (Class T)	TALGX	875921207	Mortgage Backed Securities (Class T)	TGMBX	875921702
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class T)	TASGX	875921405	Large Capitalization Value (Class T)	TALVX	875921108
International Equity (Class Q)	TIEQX	875921793	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class T)	TASVX	875921306
International Equity (Class T)	TAIEX	875921504	Intermediate-Term Bond (Class T)	TAIBX	875921801
Total Return Bond (Class R)	TTBRX	875921819

TMF158E    0236601-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $297,500 and $290,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended October 31, 2012, KPMG billed the Registrant $714 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended October 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2012